PACIFIC SELECT
ESTATE PRESERVER II PROSPECTUS MAY 1, 2006

Pacific Select Estate Preserver II is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

• Last survivor means the policy insures the lives of two people and provides a death benefit that’s payable after both people have died.

• Flexible premium means you can vary the amount and frequency of your premium payments.

• Variable means the policy’s value depends on the performance of the investment options you choose.

• Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each fund is described in its prospectus and in its SAI. No one has the right to describe the policy or any fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This prospectus provides information that you should know before buying a policy. It’s accompanied by the current prospectuses for the funds that provide the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

International Value
International Small-Cap
Diversified Research
Equity
American Funds® Growth-Income
American Funds® Growth
Technology
Short Duration Bond
Concentrated Growth
Diversified Bond
Growth LT
Focused 30	Health Sciences
Mid-Cap Value
Large-Cap Growth
  (formerly Blue Chip)
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity
Small-Cap Value
Multi-Strategy
Main Street® Core	Emerging Markets Managed Bond Inflation Managed Money Market High Yield Bond Large-Cap Value Comstock Mid-Cap Growth Real Estate VN Small-Cap Value

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2 Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2 Fidelity VIP Value Strategies Service Class 2

FAM Variable Series Funds, Inc.
Mercury Basic Value V.I. Fund Class III	Mercury Global Allocation V.I. Fund Class III

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II	T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

FIXED OPTIONS

Fixed Account
Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

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BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER II

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information, or contact us or your registered representative for additional information about your policy.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy

Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the death benefit option

•	decrease the policy’s face amount

•	change the beneficiary

•	change your investment selections.

Death Benefit

You may choose one of four death benefit options:

•	Option A – your death benefit will be the face amount of your policy.

•	Option B – your death benefit will be the face amount of your policy plus its accumulated value.

•	Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

•	Option D – your death benefit will be the face amount of your policy multiplied by a death benefit factor.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit. The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance.

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BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER II

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges, and how much you’ve borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

•	Withdrawals – you can withdraw part of your policy’s net cash surrender value.

•	Loans – you can take out a loan from us using your policy’s accumulated value as security.

•	Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options

You can choose from a selection of variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits

Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

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Risks of your policy

Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Last survivor policy

The Pacific Select Estate Preserver II is a last survivor policy. This means that the death benefit will not be paid to your beneficiary until after the second person insured under the policy dies. This may be appropriate for two spouses who want to provide a death benefit for their children.

This may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See each fund’s prospectus for more information on the underlying portfolios and their individual risks.

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BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER II

Withdrawals and loans

Making a withdrawal or taking out a loan may:

•	change your policy’s tax status

•	reduce your policy’s face amount

•	reduce your policy’s death benefit

•	reduce the death benefit proceeds paid to your beneficiary

•	make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences of withdrawals,
surrenders and loans

You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy lapses and you have not repaid any outstanding policy loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	6.0% of premium paid[1]

Premium based tax charges[2]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy	$0

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	$0[3]

Optional benefits[4]

Accelerated living benefits rider	At exercise of benefit	$150

Enhanced policy split option rider	At exercise of benefit	$0

Policy split option rider	At exercise of benefit	$200

Administrative transaction fees:

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$100 per insured[6]

Adding or increasing an optional rider	Upon approval of specific request	$100

1	Starting in policy year 11 and thereafter, the sales load is reduced to 4.0% of premium paid.

2	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

3	There is no charge currently imposed upon a transfer, but we may charge you in the future.

4	Riders are briefly described under The death benefit: Optional riders and more information appears in the SAI.

5	Certificate of Coverage is available without charge.

6	We charge $100 for a request for risk classification change on policies issued on or before April 30, 2004.

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FEE TABLES

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

	When charge is	Amount deducted—	Amount deducted—
Charge	deducted	Maximum Guaranteed Charge	Current Charges

Cost of Insurance[1,2] Minimum and maximum	Monthly, beginning on policy date	$0.01–$83.34 per $1,000 of a discounted net amount at risk*	$0.01–$34.06 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue	Monthly, beginning on policy date	$0.01 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$16.00[3]	Same

Mortality and expense risk
Face amount charge[4] Minimum and maximum	Monthly beginning on policy date	$0.06–$1.13 per $1,000 of initial face amount	Same

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.12 per $1,000 of initial face amount	Same

Asset charge[2]	Monthly, beginning on policy date	0.30% annually (0.025% monthly) of accumulated value in investment options[5]	Same

Loan interest charge	Policy anniversary	4.5% of policy’s loan account balance[6]	Same

Optional Benefits, minimum and maximum[7]

Individual annual renewable term rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.09–$83.34 per $1,000 of a discounted net amount at risk	$0.02–$24.02 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 at policy issue		$0.97 per $1,000 of a discounted net amount at risk.	$0.11 per $1,000 of a discounted net amount at risk.

Charge during policy year 1 for a female select non-smoker who is age 53 at policy issue		$0.52 per $1,000 of a discounted net amount at risk.	$0.06 per $1,000 of a discounted net amount at risk.

Last survivor added protection benefit rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.01–$83.34 per $1,000 of a discounted net amount at risk	$0.01–$34.06 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.01 per $1,000 of a discounted net amount at risk.	$0.01 per $1,000 of a discounted net amount at risk.

*	Net amount at risk is the difference between the death benefit that would be payable if the insureds died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.00327374, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

1	Cost of insurance rates are based on the ages, risk classifications, smoking status and genders (unless unisex rates are required) of the insureds, and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insureds’ classes, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

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2	When the younger person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

3	The administrative charge is $16.00 per month for the first five policy years, and reduces to $6.00 thereafter.

4	The mortality and expense risk face amount charges per $1000 of initial face amount appear in Appendix B in this prospectus. The rate is based on the joint equal age of the insureds and the face amount on the policy date. The charge is calculated and deducted monthly for the first 10 policy years, and reduces to $0 thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on this charge for your policy. The mortality and expense risk face amount charge for your policy will be stated in the policy specifications pages.

5	Starting in policy year 21 and continuing thereafter, the charge reduces to 0.10% annually (0.0083% monthly) of accumulated value in investment options.

6	Starting in policy year 11 and continuing thereafter, the charge reduces to 4.25% annually. Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

7	Riders are briefly described under The death benefit: Optional riders and more detailed information appears in the SAI. The rider charges are based on the age and risk classification of the person or persons insured under the rider on the effective date of the rider. The rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional rider charges for your policy. The charges for any optional benefit riders you add to your policy will be stated in the policy specifications pages.

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2005, adjusted to reflect anticipated fees and expenses of new portfolios.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.57%

1	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life, adviser to the Pacific Select Fund, has contractually agreed to reduce its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio (not including advisory fees paid by the master fund). Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the master fund, but excluding extraordinary expenses including litigation, that exceed the annual rate of 1.01% of its average daily net assets until April 28, 2008.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

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FEE TABLES

PACIFIC SELECT ESTATE PRESERVER II BASICS

Pacific Select Estate Preserver II is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays death benefit proceeds after both people have died.

When you buy a Pacific Select Estate Preserver II life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued. We’ll send you updated specification pages if you change your policy’s face amount or any of the policy’s other benefits.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For policy delivery status, check with your registered representative.

Our obligations to you under the policy begin when it is in force. We consider your policy in force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the policy.

If there are any outstanding contractual or administrative requirements that prevent your policy from being placed in force, your registered representative will review them with you no later than when the policy is delivered. See How premiums work: Your initial premium for more information.

Your policy will be in force until one of the following happens:

•	both people insured by the policy die

•	the grace period expires and your policy lapses, or

•	you surrender your policy.

If your policy is not in force when both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries

Please consult your financial advisor or a lawyer about designating ownership interests.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

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Person insured by the policy

This policy insures the lives of two people who are between the ages of 20 and 85 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. We refer to each of these people as an insured, and together as the insureds. After one of the insureds dies, we refer to the living insured as the survivor. The policy pays death benefit proceeds after the survivor dies.

Risk classes are usually based on gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

Each insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

•	You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

•	You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

•	You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while either insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

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PACIFIC SELECT ESTATE PRESERVER II BASICS

Policy date, monthly payment date, policy anniversary date

Your policy date
This is usually the later of the day we approve your policy application or when we receive all administrative requirements needed to issue the policy. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

In Massachusetts, the policy date is known as the issue date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

You or your registered representative may request that multiple applications have the same policy date and be placed in force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.

Backdating your policy

In Ohio, your policy can be backdated only three months.

You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy. Re-dating will only be allowed back to the date money is received on your policy, and can be the earlier of:

•	the date your policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

If the policy is redated, no policy charges will be deducted for any period during which coverage was not provided under the terms of the policy and all policy charges will be calculated from the new policy date. There will be no coverage before the new policy date.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause an insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium. Policies with the policy date pre-determined under an employer or corporate sponsored plan may not be eligible to redate.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

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Understanding policy expenses and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver II policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

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PACIFIC SELECT ESTATE PRESERVER II BASICS

Statements and reports
we’ll send you

We send the following statements and reports to policy owners:

•	a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly policy statement.

•	a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment options, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

•	financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other funds.

If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and a description of the suspected error.

Prospectus and Fund Report Format Authorization

Subject to availability, you may authorize us to provide prospectus and fund reports electronically via CD-ROM by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive the documents electronically. You may revoke your consent for electronic delivery at any time, via telephone, or by sending us instructions in writing in a form acceptable to us, and we will then start providing you with a paper copy.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

•	In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

•	In Colorado the free look period ends after 15 days.

•	In North Dakota the free look period ends after 20 days.

Your policy provides a free look period once the policy is delivered to you and you sign the policy delivery receipt. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends on the latest of the following:

•	10 days after you receive your policy (20 days for many states if you are replacing another life insurance policy)

•	10 days after we mail or deliver this prospectus which includes a notice of your right of withdrawal

•	45 days after you complete and sign your policy application.

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•	Pennsylvania requires that you exercise your right to cancel your policy within 10 days after you receive it, regardless of the date you signed your application.

Please call us or your registered representative if you have questions about your right to cancel your policy.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any outstanding loan amount from the amount we refund to you.

In most states, your refund will be based on the accumulated value of your policy. In these states, we’ll allocate your net premiums to the investment options you’ve chosen. If you exercise your right to cancel, your refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the net premiums allocated to the fixed options

•	the accumulated value allocated to the variable investment options

•	any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

•	15 days after we issue your policy

•	45 days after your application is completed

•	when we consider your policy to be in force.

California insureds age 60 and over

For policies issued in the state of California, if any insured is age 60 or older as of the policy effective date, the policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the net premiums in the Money Market investment option. On the day following the end of the 30-day free look period, we’ll automatically transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen. This automatic transfer to your investment option allocation choices is excluded from the transfer limitations described later in this prospectus.

If you exercise your right to cancel your policy during the 30-day free look period, we will refund the premium payments you’ve made, less any outstanding loan amount.

You may specifically direct that, during the 30-day free look period, all net premiums received by us be immediately allocated to the investment options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.

If you specifically request your net premiums be immediately allocated to the investment options, and you exercise your right to cancel your policy during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the net premiums allocated to the fixed options

•	the accumulated value allocated to the variable investment options

•	any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

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PACIFIC SELECT ESTATE PRESERVER II BASICS

Timing of payments, forms and requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

•	New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

•	the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday

•	the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where to go for more information: How to contact us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the mailing address appearing in Where to go for more information: How to contact us will not be deemed received in proper order and may result in a processing delay.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form

We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers

We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or

•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 4% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 4% on death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

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Telephone and electronic transactions

Please ask your registered representative for more information regarding electronic transactions.

You may authorize us to accept telephone or electronic instructions by completing the appropriate section on your application, or later by a telephone and electronic authorization form. As long as we have your signed authorization on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between investment options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

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THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the survivor dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

This policy offers four death benefit options, Options A, B, C and D. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

Here are some things you need to know about the death benefit:

•	You choose your death benefit option on your policy application.

•	If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

•	The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

•	The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A, B or D. The death benefit proceeds will always be reduced by any outstanding loan amount.

•	We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the deaths of both insureds.

Choosing your death benefit option

The examples are intended to show how the death benefit options work and are not predictive of investment performance in your policy.

You can choose one of the following four options for the death benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the face amount of your policy.	Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.	Option D – the face amount of your policy multiplied by a death benefit factor.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.	The death benefit gradually increases over time no matter how your investment options perform, as long as there is enough accumulated value to keep your policy in force.

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How we calculate the death benefit for Option D

If you choose Option D, we’ll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

The factor changes on each policy anniversary and is based on the joint equal age of the insureds and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the insureds. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You’ll find more information about how we calculate joint equal age in Appendix A.

You’ll find more information about the death benefit factor in Appendix D and in your policy.

The guideline minimum death benefit

If you change the face amount, we’ll send you a supplemental schedule of benefits and premiums.

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by requiring you to make a withdrawal from your policy.

If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the death benefit under the option you choose is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured and will increase over time. You’ll find a table of guideline minimum death benefit percentages in Appendix C.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the insured, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the survivor dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that both insureds died while the policy was in force, along with payment instructions. If both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger insured died first.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 4% on the death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds.

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THE DEATH BENEFIT

Comparing the death benefit options

Example A assumes the following:

•	the insureds are a male non-smoker age 56 and a female non-smoker age 53 at the time the policy was issued
•	face amount is $1,000,000
•	accumulated value at year 20 is $600,000
•	total premiums paid into the policy at year 20 is $300,000
•	the death benefit percentage for the guideline minimum death benefit is 111%
•	the death benefit factor for Option D at year 20 is 123.2%
•	the guideline minimum death benefit is $666,000

(accumulated value times a death benefit percentage factor of 111%)

Example B uses the same assumptions as Example A, but has an accumulated value of $1,400,000. Because accumulated value has increased, the guideline minimum death benefit is now $1,554,000 ($1,400,000 times a death benefit factor of 111%).

The tables below compare the death benefits provided by the policy’s four death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

Example A		The death benefit is the
		larger of these two amounts

Death		Death benefit	Guideline	Net amount at risk
benefit	How it’s	under	minimum	used for cost of
option	calculated	the option	death benefit	insurance charge

Option A	Face amount	$1,000,000	$666,000	$396,736.94
Option B	Face amount plus accumulated value	$1,600,000	$666,000	$994,799.11
Option C	Face amount plus premiums less distributions	$1,300,000	$666,000	$695,758.03
Option D	Face amount times death benefit factor	$1,232,000	$666,000	$627,979.91

Example B		The death benefit is the
		larger of these two amounts

Death		Death benefit	Guideline	Net amount at risk
benefit	How it’s	under	minimum	used for cost of
option	calculated	the option	death benefit	insurance charge

Option A	Face amount	$1,000,000	$1,554,000	$148,929.21
Option B	Face amount plus accumulated value	$2,400,000	$1,554,000	$992,168.66
Option C	Face amount plus premiums less distributions	$1,300,000	$1,554,000	$148,929.21
Option D	Face amount times death benefit factor	$1,232,000	$1,554,000	$148,929.21

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

Net amount at risk is the difference between the death benefit that would be payable if both insureds died, and the accumulated value of your policy.

You can change your death benefit option after your fifth policy year. Here’s how it works:

•	You can change the death benefit once in any policy year.

•	You must send us your request in writing.

•	You can only change to Option A or Option B.

•	The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your death benefit option.

•	The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $100,000. We may waive this minimum amount under certain circumstances.

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•	Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

•	The new death benefit option will be used in all future calculations.

Decreasing the face amount

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you, or make distributions from the accumulated value, which may be taxable.

We will not decrease the face amount if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you.

For more information, please see Variable life insurance and your taxes.

You can decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

•	You can decrease the face amount as long as at least one of the insureds is still living.

•	You can only decrease the face amount once in any policy year.

•	You must send us your request in writing while your policy is in force.

•	The decrease will become effective on the first monthly payment date on or after we receive and approve your request.

•	Decreasing the face amount can affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

•	We can refuse your request to make the face amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Optional riders

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider or either of the two Policy split option riders. Please see Variable life insurance and your taxes for more information.

There are five optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

•	Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the last surviving insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Enhanced policy split option rider

Available only to married couples, it splits the policy into two individual policies without evidence of insurability under certain circumstances.

•	Individual annual renewable term rider

Provides level or varying term insurance on either or both insureds.

•	Last survivor added protection benefit

Provides level or varying term insurance on both insureds.

•	Policy split option rider

Splits the policy into two individual policies with evidence of insurability.

Certain restrictions may apply and are described in the rider or benefit. We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

Samples of the provisions for the extra optional benefits are available from us upon written request.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com.

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HOW PREMIUMS WORK

Your policy gives you the flexibility to choose the amount and frequency of your premium payments.

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

Your first premium payment

We usually require you to make a minimum initial premium payment that’s equal to at least 25% of the sum of your premium load and your policy’s monthly charges for the first year.

The amount of the monthly charge and premium load are calculated based on your policy’s face amount and the age, smoking status, gender (unless unisex cost of insurance rates apply), and risk classes of the insureds.

We describe premium load later in this section. You’ll find an explanation of the monthly charge in Your policy’s accumulated value.

We apply your first premium payment to the policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your policy to be in force. See How Premiums Work: Allocating your premiums for more information on when your first net premium is allocated to the investment options.

If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.

Planned periodic premium payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly electronic funds transfer plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically).

•	You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set

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for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

•	We’ll treat any payment you make during the life of your policy as a premium, not as a loan repayment, unless you tell us otherwise in writing.

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by third party check, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the insured and/or owner

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	money order or traveler’s checks

•	cashier’s check drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	third party check, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the insured and/or owner

•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

•	you authorize us to withdraw a specified amount from your checking account each month

•	you can choose any day between the 4th and 28th of the month

•	if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the electronic funds transfer plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

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HOW PREMIUMS WORK

Deductions from your premiums

Your net premium is your premium payment less the premium load.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

During the first 10 years of your policy, we deduct a 6% sales load from each premium payment you make. The sales load is reduced to 4% in policy year 11 and thereafter. This charge helps pay for the cost of distributing our policies.

Premium based charges

State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.

We reserve the right to increase or decrease these loads and charges. Like other policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the premium payments you can make

You may direct us to accept premium payments or other instructions that will cause your policy to be treated as a modified endowment contract by signing a modified endowment contract election form.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes. You should speak to a qualified tax adviser for complete information regarding modified endowment contracts.

We will not accept premium payments after the younger insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

•	If accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that policy year means your policy will become a modified endowment contract.

•	If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

Allocating your premiums

There are special restrictions when allocating premiums to the Fixed LT account.

We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 27 investment options at one time.

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Please turn to Your investment options for more information about the investment options.

When we allocate your first premium depends on the state where you signed your policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your free look right, we’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

If you signed your application in a state that requires refunds to be based on accumulated value if you exercise your free look right, we allocate net premiums to the investment options you’ve chosen on the day we receive them or your policy date, if later.

Portfolio optimization

Portfolio optimization is an asset allocation service that we offer at no additional charge for use within your policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your policy, portfolio optimization can help with decisions about how you should allocate your accumulated value among available investment options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

The service. As part of our portfolio optimization service, we have developed several asset allocation models (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your net premium payment or accumulated value that is not currently included in your model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the investment options within your model will be rebalanced.

For more information on our role as investment adviser for the portfolio optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to you at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure.

If you subscribe to portfolio optimization, we will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, we will automatically reallocate your accumulated value or net premium payments, as applicable, in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. In developing and periodically updating the portfolio optimization models, we currently rely on the recommendations of an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

We offer five asset allocation models, each comprised of a carefully selected combination of investment options (reflecting the underlying portfolios of Pacific Select Fund).

The portfolio optimization models. Development of the portfolio optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available investment options (underlying portfolios) can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression

25

HOW PREMIUMS WORK

and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and investment options may be added to a model (including investment options not currently available), or investment options may be deleted from a model.

When your portfolio optimization model is updated, we will automatically reallocate your accumulated value and any subsequent net premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent net premium payments will be automatically reallocated among the investment options in your updated model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your accumulated value and any subsequent net premium payments in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When we update the portfolio optimization models, we will send you written notice of the updated models at least 30 days in advance of the date we intend the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your accumulated value and any subsequent net premium payments will be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and Pacific Life bears no responsibility for this decision.

26

You may change to a different model at any time by completing an investment policy statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your policy at any time with a proper written request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to Pacific Life than another portfolio, and provide Pacific Life with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, Pacific Life may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third-party analytical firm. We do not dictate to the third party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

The models. Information concerning the portfolio optimization models is described below. These models are available effective May 5, 2006. For more information regarding the portfolio optimization models currently available, see Appendix E. You should review this information carefully before selecting or changing a model.

27

HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Fasciano Small Equity	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

28

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.

Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value

Please see Taking out a loan for information about loans and the loan account.

Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance

This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy. These rates are shown in your policy’s specification pages. When the younger insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the ages, gender and risk classes of the insureds unless unisex rates are required.

Our current cost of insurance rates are based on the ages, risk classes and genders (unless unisex rates are required) of the two insureds. These rates generally increase as the ages of the two people increase, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

29

YOUR POLICY’S ACCUMULATED VALUE

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk used in the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both insureds died, and the accumulated value of your policy. We calculate it in two steps:

•	Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.00327374.

•	Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

Administrative charge

We deduct a charge of $16 a month during the first five policy years to help cover the costs of administering and maintaining our policies. After five policy years, we reduce this charge to $6 a month. We guarantee that this charge will not increase. When the younger insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

If you buy additional Pacific Select Estate Preserver II policies that insure the same two people, we will not deduct the administrative charge from the additional policies. Instead, we’ll deduct $200 from each policy’s first premium payment to help cover our processing costs.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

Charges for optional riders

If you add any riders to your policy, we add any charges for them to your monthly charge.

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An example

For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued, with:

•	a face amount of $2,000,000
•	accumulated value of $60,000 after deducting any outstanding loan amount.

The monthly charge for the face amount component is $226.00

(($2,000,000 ÷ 1,000) × 0.113).

The monthly charge for the accumulated value component is $15

($60,000 × 0.025%) during policy
years 1 through 20, and $5
($60,000 × .008333%) during policy
years 21 and thereafter.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

•	Face amount component We deduct a face amount component every month during the first 10 policy years, at a rate that is based on the joint equal age on the policy date and each $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix B.

•	Accumulated value component We deduct an accumulated value component every month during the first 20 policy years at an annual rate of 0.30% (0.025% monthly) of your policy’s accumulated value in the investment options. During policy years 21 and thereafter, we reduce the annual rate to 0.10% (0.008333% monthly) of the accumulated value. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date after we deduct the cost of insurance and charges for any optional riders.

Lapsing and reinstatement

If your policy lapses, you could face significant income tax liability in the year of the lapse.

Tax issues are described in detail in Variable life insurance and your taxes.

For more information regarding payment due to keep your policy in force, please contact our life insurance operations center.

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

•	loans or withdrawals you make from your policy

•	not making planned premium payments

•	the performance of your investment options

•	charges under the policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the amount to pay to keep your policy in force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when the insufficiency occurred. However, the minimum amount you must pay to keep your policy in force is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your policy in force. Your policy will remain in force during the grace period.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

Remember to tell us if a payment is a premium payment or a loan payment.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed

31

YOUR POLICY’S ACCUMULATED VALUE

the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing

To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying death benefit proceeds during the grace period

If the survivor dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy

If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that both insureds are still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your policy in force for three months after the day your policy is reinstated.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount

If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

•	If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

•	If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

32

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Estate Preserver II basics.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 27 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

Pacific Life is not responsible for the operation of the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust or any of their portfolios. We also are not responsible for ensuring that the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust and their portfolios comply with any laws that apply.

There’s no guarantee that a portfolio will achieve its investment objective. You should read each fund prospectus carefully before investing.

You can choose from a selection of variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Pacific Select Fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your policy.

Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors is the investment adviser of the FAM Variable Series Funds, Inc. and has retained a sub-advisor for the portfolios available under your policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your policy directly.

The following chart is a summary of the fund portfolios. You’ll find detailed descriptions of the portfolios in each fund prospectus that accompanies this prospectus.

33

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of U.S. growth-oriented companies.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Concentrated Growth	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives).	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth (formerly Blue Chip)	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large-capitalization growth companies.	Loomis, Sayles & Company, L.P.

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

34

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Fasciano Small Equity	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long- term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry.	Van Kampen

VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

35

YOUR INVESTMENT OPTIONS

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

FAM VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Mercury Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors

Mercury Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	Equity securities of large and medium-sized “blue chip” growth companies.	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Equity securities with a focus on well-established companies paying above-average dividends.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is of secondary importance.)	A mix of U.S. and foreign hard asset [1] securities	Van Eck Associates Corporation

[1]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

An example
You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

Calculating unit values
When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

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For information about timing of transactions, see Pacific Select Estate Preserver II basics.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of the close of the New York Stock Exchange on a business day, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about fund fees and expenses in Fee tables and in each fund’s prospectus.

Fees and expenses paid by the funds
Each fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About Pacific Life.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account.

Here are some things you need to know about the fixed options:

•	Accumulated value allocated to the fixed options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 4%.

•	We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

•	There are no investment risks or direct charges.

•	There are limitations on when and how much you can transfer from the fixed options. These limitations are described below, in Transferring among investment options.

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YOUR INVESTMENT OPTIONS

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring among investment options and market-timing restrictions

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see Pacific Select Estate Preserver II basics.

If you live in Connecticut, Georgia, Maryland, North Dakota, or Pennsylvania, you can make transfers to the Fixed account any time during the first 18 months of your policy.

If you live in North Carolina, you can make transfers to the Fixed account any time during the first 24 months of your policy as long as your policy is not in the grace period.

Transfers
You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver II basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Your policy’s accumulated value may be invested in up to 27 investment options at one time.

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, Mercury Global Allocation V.I. Fund Class III or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the loan account, a transfer of accumulated value from the loan account into your investment options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, the first year transfer service or an approved asset allocation service are excluded from the limitation. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a variable investment option cannot be made before the seventh calendar day following the last transfer to or from the same variable investment option. If the seventh calendar day is not a business day, then a transfer may not occur until the next business day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research variable investment option on Monday, you may not make any transfers to or from that variable investment option before the following Monday. Transfers to or from the Money Market variable investment option are excluded from this limitation.

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•	There is no minimum amount required if you’re making transfers between variable investment options.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

•	You can make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer service. Such transfers are limited to:

•	$5,000 or 25% of your policy’s accumulated value in the Fixed account

•	$5,000 or 10% of your policy’s accumulated value in the Fixed LT account

You’ll find more about the first year transfer service later in this section.

However, if the amount you transferred from a fixed option in the previous policy year was greater than the restrictions above, we currently waive our limitations and permit you to transfer a greater amount from that fixed option, not to exceed the amount you transferred from that fixed option during the previous policy year. We reserve the right to discontinue this waiver at any time.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this section called Transfers. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

•	Currently, there is no charge for making a transfer but we may charge you in the future.

•	There is no minimum required value for the investment option you’re transferring to or from.

•	You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will send you written notice if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all policy owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of investment options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions

The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such policy owners, or by a registered representative or other party acting on behalf of one or more policy owners, will require

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YOUR INVESTMENT OPTIONS

preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your policy’s performance. Such trading may also cause dilution in the value of the investment options held by long-term policy owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all policy owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer services

We offer three services that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the variable investment options. Under the first year transfer service, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a variable investment option to start the service. Detailed information appears in the SAI.

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We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing service or for transfers made under this service.

This service allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.

First year transfer
Our first year transfer service allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the service when you apply for your policy and include specific details on your application. Detailed information appears in the SAI.

We do not currently charge for the first year transfer service or for transfers made under this service.

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WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

•	You must send us a written request that’s signed by all owners.

•	Each withdrawal must be at least $500, and the net cash surrender value of your policy after the withdrawal must be at least $500.

•	If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal exceeds the outstanding loan amount divided by 90%.

•	We’ll charge you $25 for each withdrawal you make.

•	If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

•	The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

•	If the survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your policy’s death benefit in the following ways:

•	if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

•	if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

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If you’ve chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of $10,000 or 10% of your policy’s cash surrender value, whichever is less, without reducing your policy’s face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount if any, by which the face amount exceeds the result of the death benefit immediately before the withdrawal minus the amount of the withdrawal.

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

If you live in Connecticut, the minimum amount you can borrow is $200. If you live in Oregon, the minimum amount is $250.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $500, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver II basics.

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.5% during the first 10 policy years, and 4.25% thereafter. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option.

•	The amount in the loan account earns interest daily at an annual rate of at least 4%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

How much you can borrow

You can borrow up to the larger of the following amounts:

•	100% of the accumulated value in the fixed options, plus 90% of the accumulated value in the variable investment options.

•	the result of a × (b ÷ c) - d where:

a = the accumulated value of your policy less 12 times the most recent monthly charge
b = 1.04
c = 1.045 during the first 10 policy years, and 1.0425 during policy year 11 and thereafter
d = any outstanding loan amount.

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WITHDRAWALS, SURRENDERS AND LOANS

An example of how much you can borrow

For a policy in policy year 13 with:

•	accumulated value of $100,000

•	an outstanding loan amount of $50,000

•	a most recent monthly charge of $100

The maximum amount you can borrow is $48,563.07:

    (a x (b ÷ c)) - d, where:

    a = $98,800 ($100,000 - $0 - (12 x $100))

    b = 1.04
    c = 1.0425
    d = $50,000

Paying off your loan

Remember to tell us if a payment is a premium payment or a loan payment.

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

You can make monthly loan payments using our electronic funds transfer plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account each month by completing an electronic funds transfer form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the electronic funds transfer plan must be at least $50.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. See Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

•	the death benefit proceeds before we pay them to your beneficiary

•	the cash surrender value if you surrender your policy

•	the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

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Ways to use your policy’s loan and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your investment options

•	how long you would like to receive regular income

•	the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

You can surrender or cash in your policy at any time while either insured is still living. Your policy’s cash surrender value is its accumulated value. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

•	You must send us your policy and a written request.

•	We’ll send you the policy’s net cash surrender value. There’s no surrender charge.

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GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.

Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Preserver II policy:

•	The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Paying the death benefit in the case of suicide

If either insured, whether sane or insane, commits suicide within two years of the policy date (one year for policies issued in Colorado or North Dakota), death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount, any withdrawals you’ve made, and any cash dividends we’ve paid.

If your policy is issued in Arizona, if either insured commits suicide within two years of the policy date, the survivor has the option of requesting an individual policy with substantially the same coverage provided by the original policy.

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

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There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insureds;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy exchange

If your policy is issued in Connecticut, Georgia, Maryland, North Carolina or North Dakota, you may exchange this policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of the issue date of your policy and return the original policy.

The new policy will have the same owner, beneficiary and cash surrender value as those of your original policy on the date of exchange. It will also have the same issue age, issue date, face amount, benefits, riders and underwriting class as the original policy. However, if your risk classification under this policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any policy debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on your application

If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.

If the age or gender of either insured is stated incorrectly on your application, we’ll adjust the face amount to reflect the correct age or gender. Here’s how we’ll do it:

•	Using the monthly cost of insurance rate for the policy year in which we discover the mistake, we’ll multiply the face amount by the rate based on the incorrect age or gender. We’ll then divide the result by the monthly cost of insurance rate that’s based on the correct age or gender.

•	We’ll calculate accumulated value using cost of insurance, rider and benefit charges based on the correct age and gender, for all policy months following the month we discover the mistake.

•	We will not recalculate accumulated value for the policy months up to and including the month in which we discover the mistake.

•	We will not recalculate mortality and expense risk charges or surrender charges.

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GENERAL INFORMATION ABOUT YOUR POLICY

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either insured.

Assigning your policy as collateral

Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

•	An assignment does not change the ownership of the policy.

•	After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

•	We’re not responsible for the validity of any assignment.

•	We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

•	Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating

This policy will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

As of the date of this prospectus, the IRS has not issued any official guidance on the tax treatment of life insurance policies that continue coverage beyond age 100, or other advanced ages. You should consult your tax advisor, as there may be tax consequences.

Death benefits may be excluded from income under Section 101(a) of the tax code.

Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

•	You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the people insured by the policy or certain tax requirements relating to joint survivorship life insurance policies.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Other fund information in the accompanying Pacific Select Fund prospectus.

Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

For a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The application of the investor control doctrine is subject to some uncertainty.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

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Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Policy exchanges fall under Section 1035(a) of the tax code.

Policy exchanges
If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership

You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser.

Section 59A of the tax code deals with the environmental tax.

Corporate owners
There are special tax issues for corporate owners:

•	using your policy to fund deferred compensation arrangements for employees has special tax consequences

•	corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy

When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal

If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan

If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract

A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, this policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy

If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan

If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

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10% penalty tax

If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract

If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders

Please see the discussion of optional riders in The death benefit.

Please consult with your tax adviser if you want to exercise your rights under either of these riders.

Accelerated living benefits rider
Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than a person insured by the policy, and either insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

Policy split option rider

This rider allows a policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the policy at the time of the split.

Comparison to taxable investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

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ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2005, we had $183.5 billion of individual life insurance in force and total admitted assets of approximately $74.9 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work

We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen.

General account

We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.

Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund, the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. We may add variable accounts that invest in other portfolios of these funds or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

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We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

•	operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the separate account under securities law

•	combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more variable accounts

•	create a committee, board or other group to manage the separate account

•	change the classification of any variable account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

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ABOUT PACIFIC LIFE

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the funds that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Distribution arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

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In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy.

We may agree to reduce or waive some or all of the policy charges and/or credit additional amounts under our policies, for a policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to policies owned by eligible persons if such policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, policy changes and other matters relating to their policies. The amount credited to policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s policy after the free look transfer date has occurred, or, if premiums are paid using the monthly electronic funds transfer plan, on the first policy anniversary.

Portfolio managers of the underlying portfolios available under this policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service arrangements

We or our affiliates have entered into services agreements in connection with some of the funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each fund held by the separate accounts and purchased by us at the policy owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these funds available as investment options under the contracts.

Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service

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ABOUT PACIFIC LIFE

Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. FAM Distributors, Inc., principal underwriter of shares of FAM Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of FAM Variable Series Funds held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, we have entered into a distribution agreement with T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc. Under this distribution agreement, T. Rowe Price Investment Services, Inc. pays us on a monthly basis for certain distribution services of T. Rowe Price Equity Series, Inc. Class II shares offered to our policy owners, including, but not limited to, (i) distribution of reports, prospectuses and SAIs to clients other than existing policy owners, (ii) preparation and distribution of sales literature and advertising materials, (iii) continuing education and training of registered representatives, (iv) distribution support services, and (v) other distribution services as mutually agreed upon from time to time. The fee is an annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts.

American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the age of the person to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the fund in which the variable account invests.

•	Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

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You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy

If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

Audits of premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change

If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $100 for each insured at the time you request us to change your risk classification. If your policy was issued on or before April 30, 2004, we will charge you a fee of $50 per insured at the time you request us to change your risk classification.

State regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters

Pacific Life, the separate account, and PSD are not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Nebraska law, and the validity of the forms of the policies under Nebraska law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

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ABOUT PACIFIC LIFE

Registration statement

We’ve filed a registration statement with the SEC for Pacific Select Estate Preserver II, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements

The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005 are contained in the SAI.

60

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policyholder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the funds, refer to one of the funds providing underlying portfolios for the variable investment options offered under the policy. Policy means a Pacific Select Estate Preserver II variable life insurance policy, unless we state otherwise.

Accumulated value	29

Accumulation units	36

Age	11

Allocation	24

Assignment	48

Beneficiary	11

Business day	16

Cash surrender value	45

Contingent beneficiary	11

Cost of insurance rate	29

Death benefit	18

Death benefit factor	19

Death benefit percentage	19

Face amount	18

Fixed account	37

Fixed LT account	37

Fixed options	37

General account	54

Guideline minimum death benefit	19

Illustration	58

In force	10

Income benefit	46

Insured	11

Joint equal age	19

Joint owners	10

Lapse	31

Loan account	43

Modified endowment contract	52

Monthly payment date	12

Net amount at risk	20

Net cash surrender value	45

Net premium	22

Outstanding loan amount	43

Planned periodic premium	22

Policy anniversary	12

Policy date	12

Policy year	12

Portfolio	33

Proper form	16

Reinstatement	32

Riders	10

Separate account	54

Seven-pay limit	52

Survivor	11

Tax code	49

Unit value	36

Variable account	33

Variable investment option	33

61

APPENDIX A – JOINT EQUAL AGE

An example

This example assumes a male smoker who is age 65 and a female nonsmoker who is age 55 and has a Table D nonstandard rating.

Here’s how we calculate the joint equal age.

Step 1

Add 6 to the male age of 65 because he is a smoker. For the female, add 0 to age 55 because she is a nonsmoker.

Adjusted ages after Step 1:

• Male 71
• Female 55

Step 2

Subtract 0 from the male age of 65. For the female, subtract 5 from age 55.

Adjusted ages after Step 2:

• Male 71
• Female 50

Step 3

The male’s age is not adjusted here because he does not have a nonstandard table rating. Add 8 to the female’s age of 50 because her table rating is D.

Adjusted ages after Step 3:

• Male 71
• Female 58

Step 4

Subtract 58 from 71. The difference is 13. The add-on factor for 13 is 6 in the table.

Step 5

Add 6, the add-on factor to 58, the younger adjusted age.

The joint equal age is 64.

Joint equal age is a calculation that combines the ages and insurance risks of two people insured by a policy. It changes many possible combinations of ages, risk classes, nonstandard ratings and genders for the insureds into a two life status. With joint equal age, we assume that both people have the same age, gender (both always male), and risk class (both smoker or both nonsmoker).

How we use joint equal age

Using the joint equal age of the insureds eliminates many of the tables needed when age rates are used. We use the joint equal age for calculating the following:

•	certain policy charges. We use joint equal age to determine the rates per $1000 of initial face amount for the face amount component of the mortality and expense risk charge.

•	cost of insurance rates. Age is used for cost of insurance rates, both current and guaranteed.

•	the death benefit under Option D.

How we calculate joint equal age

Here are the five steps we use to calculate joint equal age. We start with the actual ages of the insureds on the policy date.

Step 1 Adjust ages for smoker status

If one person is a smoker and the other is a nonsmoker, we add a specified number of years to the age of the smoker. We do not adjust the age of the nonsmoker. The table below shows how we make the adjustment.

Number of smokers	Add to actual age (years)

None	0
One female	4
One male	6
One unisex	6
Two	0

If both insureds are smokers, or if both insureds are nonsmokers, we do not adjust the age in this step.

Step 2 Adjust ages for gender

We subtract years from the adjusted age we calculated in Step 1, based on gender. The table below shows how we make the adjustment.

Gender	Add to actual age (years)

Female	5
Male	0
Unisex	1

A-1

Step 3 Adjust ages for table ratings

We add years to the adjusted age in Step 2, based on the nonstandard table rating for each insured. The table below shows how we make the adjustment.

Table ratings represent a multiple of standard mortality rates. Ratings other than 0 represent nonstandard ratings.

Table rating	0	A	B	C	D	E	F	H	J	L	N	P
Add to adjusted age (years)	0	2	4	6	8	10	12	14	15	16	18	19

We cap the adjusted age for nonstandard at age 100.

For people who are uninsurable, the adjusted age will always be 100, regardless of their age and gender. We reserve the right to reject an application for a policy.

After Steps 1 through 3, we have each person’s adjusted age.

Step 4 Determine the add-on factor

We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

Difference in adjusted age (years)	Add-on factor (years)	Difference in adjusted age (years)	Add-on factor (years)

0	0	40-44	12
1-2	1	45-47	13
3-4	2	48-50	14
5-6	3	51-53	15
7-9	4	54-56	16
10-12	5	57-60	17
13-15	6	61-64	18
16-18	7	65-69	19
19-23	8	70-75	20
24-28	9	76-82	21
29-34	10	83-91	22
35-39	11	92-100	23

Step 5 Calculate joint equal age

We add the add-on factor to the younger adjusted age (from Step 3).

The sum is the joint equal age.

A-2

APPENDIX B – RATES PER $1,000 OF INITIAL FACE AMOUNT

	Face amount		Face amount
Joint	component	Joint	component
equal	of M & E	equal	of M & E
age	risk charge	age	risk charge

15	0.051	58	0.208
16	0.052	59	0.230
17	0.053	60	0.253
18	0.054	61	0.275
19	0.055	62	0.298
20	0.056	63	0.320
21	0.056	64	0.341
22	0.057	65	0.362
23	0.058	66	0.382
24	0.059	67	0.401
25	0.060	68	0.420
26	0.061	69	0.439
27	0.062	70	0.457
28	0.063	71	0.475
29	0.064	72	0.492
30	0.065	73	0.510
31	0.066	74	0.528
32	0.067	75	0.547
33	0.068	76	0.566
34	0.069	77	0.585
35	0.070	78	0.605
36	0.072	79	0.626
37	0.073	80	0.647
38	0.074	81	0.668
39	0.075	82	0.689
40	0.076	83	0.711
41	0.078	84	0.733
42	0.079	85	0.756
43	0.080	86	0.778
44	0.082	87	0.801
45	0.085	88	0.824
46	0.087	89	0.848
47	0.090	90	0.871
48	0.093	91	0.895
49	0.097	92	0.919
50	0.102	93	0.944
51	0.107	94	0.968
52	0.113	95	0.993
53	0.120	96	1.018
54	0.134	97	1.044
55	0.150	98	1.069
56	0.168	99	1.095
57	0.188	100	1.121

B-1

APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

C-1

APPENDIX D – DEATH BENEFIT FACTOR TABLE

Rate per $1.00 of Face Amount

Joint
equal
age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

D-1

APPENDIX E – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 4, 2006

If you select a portfolio optimization model, until May 4, 2006, your net premium payments or accumulated value, as applicable, will be allocated to the investment options according to the model you select as indicated in the chart below. On May 5, 2006, we will automatically update your model to the portfolio optimization model allocations shown under How premiums work: Allocating your premiums in this prospectus.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	13%	6%	3%	3%	2%

Bonds	62	49	37	20	5

Domestic Stocks	20	34	44	59	70

International Stocks	5	11	16	18	23

Portfolio Optimization Model Target Allocations as of May 6, 2005

	Model A	Model B	Model C	Model D	Model E

Large-Cap Growth	—	6%	4%	4%	4%

American Funds Growth-Income	—	—	3	4	8

American Funds Growth	—	—	3	6	10

Diversified Research	3%	4	4	3	3

Short Duration Bond	24	16	7	4	—

Growth LT	—	—	2	2	5

Mid-Cap Value	4	7	8	12	7

International Value	3	5	5	5	9

International Large-Cap	3	8	10	13	15

Equity Index	—	—	2	6	7

Small-Cap Index	—	—	3	3	2

Fasciano Small Equity	—	—	—	4	5

Small-Cap Value	—	3	2	—	—

Main Street Core	7	7	7	6	4

Emerging Markets	—	—	4	4	4

Managed Bond	19	16	14	6	—

Inflation Managed	14	13	11	6	—

Money Market	10	3	—	—	—

High Yield Bond	6	4	3	—	—

Large-Cap Value	4	5	5	6	7

Comstock	3	3	3	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

E-1

PACIFIC SELECT
ESTATE PRESERVER II
WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver II variable life insurance policy is underwritten by Pacific Life Insurance Company.

You’ll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2006. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we’ll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy’s death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us

Call, e-mail or write to us at:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390

1-800-800-7681

5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com

Send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:

Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390

Send all other payments and correspondence, including allocation changes and variable transaction requests to:

Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390

How to contact the SEC

You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the Commission

450 Fifth Street
Washington, D.C. 20549-0102
202-942-8090
Internet: www.sec.gov

NASD Public Disclosure program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-20355

PACIFIC SELECT
ESTATE PRESERVER IV PROSPECTUS MAY 1, 2006

Pacific Select Estate Preserver IV is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

• Last survivor means the policy insures the lives of two people and provides a death benefit that’s payable after both people have died.

• Flexible premium means you can vary the amount and frequency of your premium payments.

• Variable means the policy’s value depends on the performance of the investment options you choose.

• Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each fund is described in its prospectus and in its SAI. No one has the right to describe the policy or any fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This prospectus provides information that you should know before buying a policy. It’s accompanied by the current prospectuses for the funds that provide the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

International Value
International Small-Cap
Diversified Research
Equity
American Funds® Growth-Income
American Funds® Growth
Technology
Short Duration Bond
Concentrated Growth
Diversified Bond
Growth LT
Focused 30	Health Sciences
Mid-Cap Value
Large-Cap Growth
  (formerly Blue Chip)
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity
Small-Cap Value
Multi-Strategy
Main Street® Core	Emerging Markets Managed Bond Inflation Managed Money Market High Yield Bond Large-Cap Value Comstock Mid-Cap Growth Real Estate VN Small-Cap Value

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2 Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2 Fidelity VIP Value Strategies Service Class 2

FAM Variable Series Funds, Inc.
Mercury Basic Value V.I. Fund Class III	Mercury Global Allocation V.I. Fund Class III

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II	T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

FIXED OPTIONS

Fixed Account
Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

2

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER IV

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information, or contact us or your registered representative for additional information about your policy.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy

Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the death benefit option

•	decrease the policy’s face amount

•	change the beneficiary

•	change your investment selections.

Death Benefit

You may choose one of four death benefit options:

•	Option A – your death benefit will be the face amount of your policy.

•	Option B – your death benefit will be the face amount of your policy plus its accumulated value.

•	Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

•	Option D – your death benefit will be the face amount of your policy multiplied by a death benefit factor.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit. The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance.

3

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER IV

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges, and how much you’ve borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

•	Withdrawals – you can withdraw part of your policy’s net cash surrender value.

•	Loans – you can take out a loan from us using your policy’s accumulated value as security.

•	Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options

You can choose from a selection of variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits

Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

4

Risks of your policy

Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Last survivor policy

The Pacific Select Estate Preserver IV is a last survivor policy. This means that the death benefit will not be paid to your beneficiary until after the second person insured under the policy dies. This may be appropriate for two spouses who want to provide a death benefit for their children.

This may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See each fund’s prospectus for more information on the underlying portfolios and their individual risks.

5

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER IV

Withdrawals and loans

Making a withdrawal or taking out a loan may:

•	change your policy’s tax status

•	reduce your policy’s face amount

•	reduce your policy’s death benefit

•	reduce the death benefit proceeds paid to your beneficiary

•	make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences of withdrawals,
surrenders and loans

You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy lapses and you have not repaid any outstanding policy loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

6

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	6.0% of premium[1]

Premium based tax charges[2]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy	$0

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	$0[3]

Optional benefits[4]

Accelerated living benefits rider	At exercise of benefit	$150

Enhanced policy split option rider	At exercise of benefit	$0

Policy split option rider	At exercise of benefit	$200

Administrative transaction fees

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$100 per insured[6]

Adding or increasing an optional rider	Upon approval of specific request	$100

1	Starting in policy year 11 and thereafter, the sales load is reduced to 4.0% of premium paid.

2	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

3	There is no charge currently imposed upon a transfer, but we may charge you in the future.

4	Riders are briefly discussed under The death benefit: Optional riders and more detailed information appears in the SAI.

5	Certificate of Coverage is available without charge.

6	We charge $50 per insured for a request for risk classification change on policies issued on or before April 30, 2004.

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FEE TABLES

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

	When charge is	Amount deducted—	Amount deducted—
Charge	deducted	Maximum Guaranteed Charge	Current Charges

Cost of Insurance[1,2] Minimum and maximum	Monthly, beginning on policy date	$0.01–$83.34 per $1,000 of a discounted net amount at risk*	$0.01–$34.14 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue	Monthly, beginning on policy date	$0.01 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$16.00[3]	Same

Mortality and expense risk
Face amount charge Minimum and maximum[4]	Monthly, beginning on policy date	$0.06–$1.81 per $1,000 of initial face amount	Same

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.17 per $1,000 of initial face amount	Same

Asset charge[2]	Monthly, beginning on policy date	0.30% annually (0.025% monthly) of accumulated value in investment options[5]	Same

Loan interest charge	Policy anniversary	4.5% of policy’s loan account balance annually[6]	Same

Optional Benefits, minimum and maximum[7]
Individual annual renewable term rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.09–$83.34 per $1,000 of a discounted net amount at risk	$0.02–$24.02 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 at policy issue		$0.97 per $1,000 of a discounted net amount at risk	$0.11 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a female select non-smoker who is age 53 at policy issue		$0.52 per $1,000 of a discounted net amount at risk	$0.06 per $1,000 of a discounted net amount at risk

Last survivor added protection benefit rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.01–$83.34 per $1,000 of a discounted net amount of risk	$0.01–$33.77 per $1,000 of a discounted net amount of risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.01 per $1,000 of a discounted net amount at risk.	$0.01 per $1,000 of a discounted net amount at risk.

*	Net amount at risk is the difference between the death benefit that would be payable if the insureds died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.00327374, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

1	Cost of insurance rates are based on the ages, risk classifications, smoking status and gender (unless unisex rates are required) of the insured, and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insured’s class, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

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2	When the younger person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

3	The administrative charge is $16.00 per month for the first five policy years, and reduces to $6.00 thereafter.

4	The mortality and expense risk face amount charges per $1000 of initial face amount appear in Appendix B in this prospectus. The rate is based on the joint equal age of the insureds and the face amount on the policy date. The charge is calculated and deducted monthly for the first 10 policy years, and reduces to $0 thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on this charge for your policy. The mortality and expense risk face amount charge for your policy will be stated in the policy specifications pages.

5	Starting in policy year 21 and continuing thereafter, the charge reduces to 0.10% annually (0.0083% monthly) of accumulated value in investment options.

6	Starting in policy year 11 and continuing thereafter, the charge reduces to 4.25% annually. Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

7	Riders are briefly described under The death benefit: Optional riders and more detailed information appears in the SAI. The rider charges are based on the age and risk classification of the person or persons insured under the rider on the effective date of the rider. The rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional rider charges for your policy. The charges for any optional benefit riders you add to your policy will be stated in the policy specifications pages.

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2005, adjusted to reflect anticipated fees and expenses of new portfolios.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.57%

1	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life, adviser to the Pacific Select Fund, has contractually agreed to reduce its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio (not including advisory fees paid by the master fund). Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the master fund, but excluding extraordinary expenses including litigation, that exceed the annual rate of 1.01% of its average daily net assets until April 28, 2008.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

9

PACIFIC SELECT ESTATE PRESERVER IV BASICS

Pacific Select Estate Preserver IV is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays death benefit proceeds after both people have died.

When you buy a Pacific Select Estate Preserver IV life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued. We’ll send you updated specification pages if you change your policy’s face amount or any of the policy’s other benefits.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For policy delivery status, check with your registered representative.

Our obligations to you under the policy begin when it is in force. We consider your policy in force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the policy.

If there are any outstanding contractual or administrative requirements that prevent your policy from being placed in force, your registered representative will review them with you no later than when the policy is delivered. See How premiums work: Your initial premium for more information.

Your policy will be in force until one of the following happens:

•	both people insured by the policy die

•	the grace period expires and your policy lapses, or

•	you surrender your policy.

If your policy is not in force when both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries

Please consult your financial advisor or a lawyer about designating ownership interests.

Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

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People insured by the policy

This policy insures the lives of two people who are between the ages of 20 and 85 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. We refer to each of these people as an insured, and together as the insureds. After one of the insureds dies, we refer to the living insured as the survivor. The policy pays death benefit proceeds after the survivor dies.

Risk classes are usually based on gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

Each insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

•	You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

•	You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

•	You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while either insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

11

PACIFIC SELECT ESTATE PRESERVER IV BASICS

Policy date, monthly payment date, policy anniversary date

Your policy date
This is usually the later of the day we approve your policy application or when we receive all administrative requirements needed to issue the policy. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

In Massachusetts, the policy date is known as the issue date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

You or your registered representative may request that multiple applications have the same policy date and be placed in force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.

Backdating your policy

In Ohio, your policy can be backdated only three months.

You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy. Re-dating will only be allowed back to the date money is received on your policy, and can be the earlier of:

•	the date your policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

If the policy is redated, no policy charges will be deducted for any period during which coverage was not provided under the terms of the policy and all policy charges will be calculated from the new policy date. There will be no coverage before the new policy date.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause an insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium. Policies with the policy date pre-determined under an employer or corporate sponsored plan may not be eligible to redate.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

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Understanding policy expenses and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver IV policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

13

PACIFIC SELECT ESTATE PRESERVER IV BASICS

Statements and reports
we’ll send you

We send the following statements and reports to policy owners:

•	a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly policy statement.

•	a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment options, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

•	financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other funds.

If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and a description of the suspected error.

Prospectus and Fund Report Format Authorization

Subject to availability, you may authorize us to provide prospectus and fund reports electronically via CD-ROM by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive the documents electronically. You may revoke your consent for electronic delivery at any time, via telephone, or by sending us instructions in writing in a form acceptable to us, and we will then start providing you with a paper copy.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

•	In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

•	In Colorado the free look period ends after 15 days.

•	In North Dakota the free look period ends after 20 days.

Your policy provides a free look period once the policy is delivered to you and you sign the policy delivery receipt. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends on the latest of the following:

•	10 days after you receive your policy (20 days for many states if you are replacing another life insurance policy)

•	10 days after we mail or deliver this prospectus which includes a notice of your right of withdrawal

•	45 days after you complete and sign your policy application.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any outstanding loan amount from the amount we refund to you.

14

•	Pennsylvania requires that you exercise your right to cancel your policy within 10 days after you receive it, regardless of the date you signed your application.

Please call us or your registered representative if you have questions about your right to cancel your policy.

In most states, your refund will be based on the accumulated value of your policy. In these states, we’ll allocate your net premiums to the investment options you’ve chosen. If you exercise your right to cancel, your refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the net premiums allocated to the fixed options

•	the accumulated value allocated to the variable investment options

•	any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

•	15 days after we issue your policy

•	45 days after your application is completed

•	when we consider your policy to be in force.

California insureds age 60 and over

For policies issued in the state of California, if any insured is age 60 or older as of the policy effective date, the policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the net premiums in the Money Market investment option. On the day following the end of the 30-day free look period, we’ll automatically transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen. This automatic transfer to your investment option allocation choices is excluded from the transfer limitations described later in this prospectus.

If you exercise your right to cancel your policy during the 30-day free look period, we will refund the premium payments you’ve made, less any outstanding loan amount.

You may specifically direct that, during the 30-day free look period, all net premiums received by us be immediately allocated to the investment options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.

If you specifically request your net premiums be immediately allocated to the investment options, and you exercise your right to cancel your policy during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the net premiums allocated to the fixed options

•	the accumulated value allocated to the variable investment options

•	any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

15

PACIFIC SELECT ESTATE PRESERVER IV BASICS

Timing of payments, forms and requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

•	New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

•	the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday

•	the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where to go for more information: How to contact us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the mailing address appearing in Where to go for more information: How to contact us will not be deemed received in proper order and may result in a processing delay.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form

We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers

We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or

•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 4% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 4% on death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

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Telephone and electronic transactions

Please ask your registered representative for more information regarding electronic transactions.

You may authorize us to accept telephone or electronic instructions by completing the appropriate section on your application, or later by a telephone and electronic authorization form. As long as we have your signed authorization on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between investment options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

17

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the survivor dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

If your policy is issued in Florida, after the younger insured reaches age 100, the death benefit equals the accumulated value.

This policy offers four death benefit options, Options A, B, C and D. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

Here are some things you need to know about the death benefit:

•	You choose your death benefit option on your policy application.

•	If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

•	The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

•	The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A, B or D. The death benefit proceeds will always be reduced by any outstanding loan amount.

•	We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the deaths of both insureds.

Choosing your death benefit option

The examples are intended to show how the death benefit options work and are not predictive of investment performance in your policy.

You can choose one of the following four options for the death benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the face amount of your policy.	Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.	Option D – the face amount of your policy multiplied by a death benefit factor.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.	The death benefit gradually increases over time no matter how your investment options perform, as long as there is enough accumulated value to keep your policy in force.

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How we calculate the death benefit for Option D

If you choose Option D, we’ll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

The factor changes on each policy anniversary and is based on the joint equal age of the insureds and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the insureds. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You’ll find more information about how we calculate joint equal age in Appendix A.

You’ll find more information about the death benefit factor in Appendix D and in your policy.

The guideline minimum death benefit

If you change the face amount, we’ll send you a supplemental schedule of benefits and premiums.

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by requiring you to make a withdrawal from your policy.

If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the death benefit under the option you choose is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured and will increase over time. You’ll find a table of guideline minimum death benefit percentages in Appendix C.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the insured, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the survivor dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that both insureds died while the policy was in force, along with payment instructions. If both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger insured died first.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 4% on the death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds.

19

THE DEATH BENEFIT

Comparing the death benefit options

Example A assumes the following:

•	the insureds are a male non-smoker age 56 and a female non-smoker age 53 at the time the policy was issued

•	face amount is $1,000,000

•	accumulated value at year 20 is $600,000

•	total premiums paid into the policy at year 20 is $300,000

•	the death benefit percentage for the guideline minimum death benefit is 111%

•	the death benefit factor for Option D at year 20 is 123.2%

•	the guideline minimum death benefit is $666,000 (accumulated value times a death benefit percentage factor of 111%)

Example B uses the same assumptions as Example A, but has an accumulated value of $1,400,000. Because accumulated value has increased, the guideline minimum death benefit is now $1,554,000 ($1,400,000 times a death benefit factor of 111%).

The tables below compare the death benefits provided by the policy’s four death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

Example A		The death benefit is the larger
		of these two amounts

Death		Death benefit	Guideline	Net amount at risk
benefit	How it’s	under	minimum	used for cost of
option	calculated	the option	death benefit	insurance charge

Option A	Face amount	$1,000,000	$666,000	$396,736.94
Option B	Face amount plus accumulated value	$1,600,000	$666,000	$994,779.11
Option C	Face amount plus premiums less distributions	$1,300,000	$666,000	$695,758.03
Option D	Face amount times death benefit factor	$1,232,000	$666,000	$627,979.91

Example B		The death benefit is the larger
		of these two amounts

Death		Death benefit	Guideline	Net amount at risk
benefit	How it’s	under	minimum	used for cost of
option	calculated	the option	death benefit	insurance charge

Option A	Face amount	$1,000,000	$1,554,000	$148,929.21
Option B	Face amount plus accumulated value	$2,400,000	$1,554,000	$992,168.66
Option C	Face amount plus premiums less distributions	$1,300,000	$1,554,000	$148,929.21
Option D	Face amount times death benefit factor	$1,232,000	$1,554,000	$148,929.21

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

Net amount at risk is the difference between the death benefit that would be payable if both insureds died, and the accumulated value of your policy.

You can change your death benefit option after your fifth policy year. Here’s how it works:

•	You can change the death benefit once in any policy year.

•	You must send us your request in writing.

•	You can only change to Option A or Option B.

•	The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your death benefit option.

•	The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $100,000. We may waive this minimum amount under certain circumstances.

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•	Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

•	The new death benefit option will be used in all future calculations.

Decreasing the face amount

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you, or make distributions from the accumulated value, which may be taxable.

We will not decrease the face amount if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you.

For more information, please see Variable life insurance and your taxes.

You can decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

•	You can decrease the face amount as long as at least one of the insureds is still living.

•	You can only decrease the face amount once in any policy year.

•	You must send us your request in writing while your policy is in force.

•	The decrease will become effective on the first monthly payment date on or after we receive and approve your request.

•	Decreasing the face amount can affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

•	We can refuse your request to make the face amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Optional riders

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider or either of the two Policy split option riders. Please see Variable life insurance and your taxes for more information.

There are five optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

•	Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the last surviving insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Enhanced policy split option rider

Available only to married couples, it splits the policy into two individual policies without evidence of insurability under certain circumstances.

•	Individual annual renewable term rider

Provides level or varying term insurance on either or both insureds.

•	Last survivor added protection benefit

Provides level or varying term insurance on both insureds.

•	Policy split option rider

Splits the policy into two individual policies with evidence of insurability.

Certain restrictions may apply and are described in the rider or benefit. We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

Samples of the provisions for the extra optional benefits are available from us upon written request.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com.

21

HOW PREMIUMS WORK

Your policy gives you the flexibility to choose the amount and frequency of your premium payments.

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

Your first premium payment

We usually require you to make a minimum initial premium payment that’s equal to at least 25% of the sum of your premium load and your policy’s monthly charges for the first year.

The amount of the monthly charge and premium load are calculated based on your policy’s face amount and the age, smoking status, gender (unless unisex cost of insurance rates apply), and risk classes of the insureds.

We describe premium load later in this section. You’ll find an explanation of the monthly charge in Your policy’s accumulated value.

We apply your first premium payment to the policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your policy to be in force. See How Premiums Work: Allocating your premiums for more information on when your first net premium is allocated to the investment options.

If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.

Planned periodic premium payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly electronic funds transfer plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically).

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•	You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

•	We’ll treat any payment you make during the life of your policy as a premium, not as a loan repayment, unless you tell us otherwise in writing.

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by third party check, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the insured and/or owner

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	money order or traveler’s checks

•	cashier’s check drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	third party check, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the insured and/or owner

•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

•	you authorize us to withdraw a specified amount from your checking account each month

•	you can choose any day between the 4th and 28th of the month

•	if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the electronic funds transfer plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

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HOW PREMIUMS WORK

Deductions from your premiums

Your net premium is your premium payment less the premium load.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

During the first 10 years of your policy, we deduct a 6% sales load from each premium payment you make. The sales load is reduced to 4% in policy year 11 and thereafter. This charge helps pay for the cost of distributing our policies.

Premium based charges

State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.

We reserve the right to increase or decrease these loads and charges. Like other policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the premium payments you can make

You may direct us to accept premium payments or other instructions that will cause your policy to be treated as a modified endowment contract by signing a modified endowment contract election form.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes. You should speak to a qualified tax adviser for complete information regarding modified endowment contracts.

We will not accept premium payments after the younger insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

•	If you’ve chosen the guideline premium test as your death benefit qualification test and accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that policy year means your policy will become a modified endowment contract.

•	If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

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Allocating your premiums

There are special restrictions when allocating premiums to the Fixed LT account.

We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 27 investment options at one time.

Please turn to Your investment options for more information about the investment options.

When we allocate your first premium depends on the state where you signed your policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your free look right, we’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

If you signed your application in a state that requires refunds to be based on accumulated value if you exercise your free look right, we allocate net premiums to the investment options you’ve chosen on the day we receive them or your policy date, if later.

Portfolio optimization

Portfolio optimization is an asset allocation service that we offer at no additional charge for use within your policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your policy, portfolio optimization can help with decisions about how you should allocate your accumulated value among available investment options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

The service. As part of our portfolio optimization service, we have developed several asset allocation models (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your net premium payment or accumulated value that is not currently included in your model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the investment options within your model will be rebalanced.

For more information on our role as investment adviser for the portfolio optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to you at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure.

If you subscribe to portfolio optimization, we will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, we will automatically reallocate your accumulated value or net premium payments, as applicable, in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. In developing and periodically updating the portfolio optimization models, we currently rely on the recommendations of an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

We offer five asset allocation models, each comprised of a carefully selected combination of investment options (reflecting the underlying portfolios of Pacific Select Fund).

The portfolio optimization models. Development of the portfolio optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available investment options (underlying portfolios) can be used to

25

HOW PREMIUMS WORK

implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and investment options may be added to a model (including investment options not currently available), or investment options may be deleted from a model.

When your portfolio optimization model is updated, we will automatically reallocate your accumulated value and any subsequent net premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent net premium payments will be automatically reallocated among the investment options in your updated model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your accumulated value and any subsequent net premium payments in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When we update the portfolio optimization models, we will send you written notice of the updated models at least 30 days in advance of the date we intend the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your accumulated value and any subsequent net premium payments will be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation

26

with your registered representative, to select a model or to change to a different model, and Pacific Life bears no responsibility for this decision.

You may change to a different model at any time by completing an investment policy statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your policy at any time with a proper written request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to Pacific Life than another portfolio, and provide Pacific Life with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, Pacific Life may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third-party analytical firm. We do not dictate to the third party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

The models. Information concerning the portfolio optimization models is described below. These models are available effective May 5, 2006. For more information regarding the portfolio optimization models currently available, see Appendix E. You should review this information carefully before selecting or changing a model.

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HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Fasciano Small Equity	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

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YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.

Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value

Please see Taking out a loan for information about loans and the loan account.

Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance

This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy. These rates are shown in your policy’s specification pages. When the younger insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the ages, gender and risk classes of the insureds unless unisex rates are required.

Our current cost of insurance rates are based on the ages, risk classes and genders (unless unisex rates are required) of the two insureds. These rates generally increase as the ages of the two people increase, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

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YOUR POLICY’S ACCUMULATED VALUE

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk used in the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both insureds died, and the accumulated value of your policy. We calculate it in two steps:

•	Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.00327374.

•	Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

Administrative charge

We deduct a charge of $16 a month during the first five policy years to help cover the costs of administering and maintaining our policies. After five policy years, we reduce this charge to $6 a month. We guarantee that this charge will not increase. However, subject to state approval, for policies issued in New Jersey, we guarantee that the administrative charge will never exceed $16 per month. When the younger insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

If you buy additional Pacific Select Estate Preserver IV policies that insure the same two people, we will not deduct the administrative charge from the additional policies. Instead, we’ll deduct $200 from each policy’s first premium payment to help cover our processing costs.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

Charges for optional riders

If you add any riders to your policy, we add any charges for them to your monthly charge.

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An example

For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued:

•	a face amount of $2,000,000
•	accumulated value of $60,000 after deducting any outstanding loan amount.

The monthly charge for the face amount component is $322.00

(($2,000,000 ÷ 1,000) × 0.161).

The monthly charge for the accumulated value component is $15

($60,000 × 0.025%) during policy years 1 through 20, and $5
($60,000 × .008333%) during policy years 21 and thereafter.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

•	Face amount component We deduct a face amount component every month during the first 10 policy years, at a rate that is based on the joint equal age on the policy date and each $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix B.

•	Accumulated value component We deduct an accumulated value component every month during the first 20 policy years at an annual rate of 0.30% (0.025% monthly) of your policy’s accumulated value in the investment options. During policy years 21 and thereafter, we reduce the annual rate to 0.10% (0.008333% monthly) of the accumulated value. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date after we deduct the cost of insurance and charges for any optional riders.

Lapsing and reinstatement

If your policy lapses, you could face significant income tax liability in the year of the lapse.

Tax issues are described in detail in Variable life insurance and your taxes.

For more information regarding payment due to keep your policy in force, please contact our life insurance operations center.

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

•	loans or withdrawals you make from your policy

•	not making planned premium payments

•	the performance of your investment options

•	charges under the policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the amount to pay to keep your policy in force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when the insufficiency occurred. However, the minimum amount you must pay to keep your policy in force is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your policy in force. Your policy will remain in force during the grace period.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

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YOUR POLICY’S ACCUMULATED VALUE

Remember to tell us if a payment is a premium payment or a loan payment.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing

To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying death benefit proceeds during the grace period

If the survivor dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy

If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that both insureds are still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your policy in force for three months after the day your policy is reinstated.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount

If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

•	If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

•	If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

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YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Estate Preserver IV basics.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 27 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

Pacific Life is not responsible for the operation of the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust or any of their portfolios. We also are not responsible for ensuring that the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust and their portfolios comply with any laws that apply.

There’s no guarantee that a portfolio will achieve its investment objective. You should read each fund prospectus carefully before investing.

You can choose from a selection of variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Pacific Select Fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your policy.

Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors is the investment adviser of the FAM Variable Series Funds, Inc. and has retained a sub-advisor for the portfolios available under your policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your policy directly.

The following chart is a summary of the fund portfolios. You’ll find detailed descriptions of the portfolios in each fund prospectus that accompanies this prospectus.

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YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of U.S. growth-oriented companies.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Concentrated Growth	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives).	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth (formerly Blue Chip)	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large-capitalization growth companies.	Loomis, Sayles & Company, L.P.

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

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PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Fasciano Small Equity	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long- term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry.	Van Kampen

VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

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YOUR INVESTMENT OPTIONS

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

FAM VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Mercury Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors

Mercury Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	Equity securities of large and medium-sized “blue chip” growth companies.	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Equity securities with a focus on well-established companies paying above-average dividends.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is of secondary importance.)	A mix of U.S. and foreign hard asset [1] securities	Van Eck Associates Corporation

[1]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

An example
You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

Calculating unit values
When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

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For information about timing of transactions, see Pacific Select Estate Preserver IV basics.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of the close of the New York Stock Exchange on a business day, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about fund fees and expenses in Fee tables and in each fund’s prospectus.

Fees and expenses paid by the funds
Each fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About Pacific Life.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account.

Here are some things you need to know about the fixed options:

•	Accumulated value allocated to the fixed options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 4%.

•	We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

•	There are no investment risks or direct charges.

•	There are limitations on when and how much you can transfer from the fixed options. These limitations are described below, in Transferring among investment options.

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YOUR INVESTMENT OPTIONS

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring among investment options and market-timing restrictions

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see Pacific Select Estate Preserver IV basics.

If you live in Connecticut, Georgia, Maryland, North Dakota, or Pennsylvania, you can make transfers to the Fixed account any time during the first 18 months of your policy.

If you live in North Carolina, you can make transfers from any variable account to the Fixed account any time during the first 24 months of your policy as long as your policy is not in the grace period.

Transfers
You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver IV basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Your policy’s accumulated value may be invested in up to 27 investment options at one time.

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, Mercury Global Allocation V.I. Fund Class III or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the loan account, a transfer of accumulated value from the loan account into your investment options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, the first year transfer service or an approved asset allocation service are excluded from the limitation. Also, allocations of premium payments are not subject to these limitations.
•	Transfers to or from a variable investment option cannot be made before the seventh calendar day following the last transfer to or from the same variable investment option. If the seventh calendar day is not a business day, then a transfer may not occur until the next business day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research variable investment option on Monday, you may not make any transfers to or from that variable investment option before the following Monday. Transfers to or from the Money Market variable investment option are excluded from this limitation.

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•	There is no minimum amount required if you’re making transfers between variable investment options.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

•	You can make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer service. Such transfers are limited to:

•	$5,000 or 25% of your policy’s accumulated value in the Fixed account

•	$5,000 or 10% of your policy’s accumulated value in the Fixed LT account

You’ll find more about the first year transfer service later in this section.

However, if the amount you transferred from a fixed option in the previous policy year was greater than the restrictions above, we currently waive our limitations and permit you to transfer a greater amount from that fixed option, not to exceed the amount you transferred from that fixed option during the previous policy year. We reserve the right to discontinue this waiver at any time.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this section called Transfers. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

•	Currently, there is no charge for making a transfer but we may charge you in the future.

•	There is no minimum required value for the investment option you’re transferring to or from.

•	You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will send you written notice if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all policy owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of investment options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions

The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such policy owners, or by a registered representative or other party acting on behalf of one or more policy owners, will require

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YOUR INVESTMENT OPTIONS

preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your policy’s performance. Such trading may also cause dilution in the value of the investment options held by long-term policy owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all policy owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer services

We offer three services that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the variable investment options. Under the first year transfer service, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a variable investment option to start the service. Detailed information appears in the SAI.

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We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing service or for transfers made under this service.

This service allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.

First year transfer
Our first year transfer service allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the service when you apply for your policy and include specific details on your application. Detailed information appears in the SAI.

We do not currently charge for the first year transfer service or for transfers made under this service.

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WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

•	You must send us a written request that’s signed by all owners.

•	Each withdrawal must be at least $500, and the net cash surrender value of your policy after the withdrawal must be at least $500.

•	If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal exceeds the outstanding loan amount divided by 90%.

•	We’ll charge you $25 for each withdrawal you make.

•	If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

•	The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

•	If the survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your policy’s death benefit in the following ways:

•	if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

•	if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

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If you’ve chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of $10,000 or 10% of your policy’s cash surrender value, whichever is less, without reducing your policy’s face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount if any, by which the face amount exceeds the result of the death benefit immediately before the withdrawal minus the amount of the withdrawal.

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

If you live in Connecticut, the minimum amount you can borrow is $200. If you live in Oregon, the minimum amount is $250.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $500, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver IV basics.

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.5% during the first 10 policy years, and 4.25% thereafter. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option.

•	The amount in the loan account earns interest daily at an annual rate of at least 4%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

How much you can borrow

You can borrow up to the larger of the following amounts:

•	100% of the accumulated value in the fixed options, plus 90% of the accumulated value in the variable investment options.

•	the result of a × (b ÷ c) - d where:

a = the accumulated value of your policy less 12 times the most recent monthly charge
b = 1.04
c = 1.045 during the first 10 policy years, and 1.0425 during policy year 11 and thereafter
d = any outstanding loan amount.

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WITHDRAWALS, SURRENDERS AND LOANS

An example of how much you can borrow

For a policy in policy year 13 with:

•	accumulated value of $100,000

•	an outstanding loan amount of $50,000

•	a most recent monthly charge of $100

The maximum amount you can borrow is $48,563.07:

    (a x (b ÷ c)) - d, where:

    a = $98,800 ($100,000 - $0 - (12 x $100))

    b = 1.04
    c = 1.0425
    d = $50,000

Paying off your loan

Remember to tell us if a payment is a premium payment or a loan payment.

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.
You can make monthly loan payments using our electronic funds transfer plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account each month by completing an electronic funds transfer form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the electronic funds transfer plan must be at least $50.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. See Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

•	the death benefit proceeds before we pay them to your beneficiary

•	the cash surrender value if you surrender your policy

•	the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

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Ways to use your policy’s loan and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your investment options

•	how long you would like to receive regular income

•	the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

You can surrender or cash in your policy at any time while either insured is still living. Your policy’s cash surrender value is its accumulated value. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

•	You must send us your policy and a written request.

•	We’ll send you the policy’s net cash surrender value. There’s no surrender charge.

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GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.

Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Preserver IV policy:

•	The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Paying the death benefit in the case of suicide

If either insured, whether sane or insane, commits suicide within two years of the policy date (one year for policies issued in Colorado or North Dakota), death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount, any withdrawals you’ve made, and any cash dividends we’ve paid.

If your policy is issued in Arizona, if either insured commits suicide within two years of the policy date, the survivor has the option of requesting an individual policy with substantially the same coverage provided by the original policy.

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

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There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insureds;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy exchange

If your policy is issued in Connecticut, Georgia, Maryland or North Dakota, you may exchange this policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of the issue date of your policy and return the original policy.

The new policy will have the same owner, beneficiary and cash surrender value as those of your original policy on the date of exchange. It will also have the same issue age, issue date, face amount, benefits, riders and underwriting class as the original policy. However, if your risk classification under this policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any policy debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on your application

If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.

If the age or gender of either insured is stated incorrectly on your application, we’ll adjust the face amount to reflect the correct age or gender. Here’s how we’ll do it:

•	Using the monthly cost of insurance rate for the policy year in which we discover the mistake, we’ll multiply the face amount by the rate based on the incorrect age or gender. We’ll then divide the result by the monthly cost of insurance rate that’s based on the correct age or gender.

•	We’ll calculate accumulated value using cost of insurance, rider and benefit charges based on the correct age and gender, for all policy months following the month we discover the mistake.

•	We will not recalculate accumulated value for the policy months up to and including the month in which we discover the mistake.

•	We will not recalculate mortality and expense risk charges or surrender charges.

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GENERAL INFORMATION ABOUT YOUR POLICY

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either insured.

Assigning your policy as collateral

Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

•	An assignment does not change the ownership of the policy.

•	After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

•	We’re not responsible for the validity of any assignment.

•	We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

•	Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Dividends

This policy will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

As of the date of this prospectus, the IRS has not issued any official guidance on the tax treatment of life insurance policies that continue coverage beyond age 100, or other advanced ages. You should consult your tax advisor, as there may be tax consequences.

Death benefits may be excluded from income under Section 101(a) of the tax code.

Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

•	You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the people insured by the policy or certain tax requirements relating to joint survivorship life insurance policies.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Other fund information in the accompanying Pacific Select Fund prospectus.

Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

For a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The application of the investor control doctrine is subject to some uncertainty.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the

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selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Policy exchanges fall under Section 1035(a) of the tax code.

Policy exchanges
If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership

You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser.

Section 59A of the tax code deals with the environmental tax.

Corporate owners
There are special tax issues for corporate owners:

•	using your policy to fund deferred compensation arrangements for employees has special tax consequences

•	corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy

When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal

If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan

If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract

A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, this policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy

If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan

If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

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10% penalty tax

If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract

If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders

Please see the discussion of optional riders in The death benefit.

Please consult with your tax adviser if you want to exercise your rights under either of these riders.

Accelerated living benefits rider
Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than a person insured by the policy, and either insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

Policy split option rider

This rider allows a policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the policy at the time of the split.

Comparison to taxable investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

53

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2005, we had $183.5 billion of individual life insurance in force and total admitted assets of approximately $74.9 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work

We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen.

General account

We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.

Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund, the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. We may add variable accounts that invest in other portfolios of these funds or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

54

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

•	operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the separate account under securities law

•	combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more variable accounts

•	create a committee, board or other group to manage the separate account

•	change the classification of any variable account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

55

ABOUT PACIFIC LIFE

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the funds that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Distribution arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

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In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy.

We may agree to reduce or waive some or all of the policy charges and/or credit additional amounts under our policies, for a policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to policies owned by eligible persons if such policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, policy changes and other matters relating to their policies. The amount credited to policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s policy after the free look transfer date has occurred, or, if premiums are paid using the monthly electronic funds transfer plan, on the first policy anniversary.

Portfolio managers of the underlying portfolios available under this policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service arrangements

We or our affiliates have entered into services agreements in connection with some of the funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each fund held by the separate accounts and purchased by us at the policy owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these funds available as investment options under the contracts.

57

ABOUT PACIFIC LIFE

Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. FAM Distributors, Inc., principal underwriter of shares of FAM Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of FAM Variable Series Funds held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, we have entered into a distribution agreement with T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc. Under this distribution agreement, T. Rowe Price Investment Services, Inc. pays us on a monthly basis for certain distribution services of T. Rowe Price Equity Series, Inc. Class II shares offered to our policy owners, including, but not limited to, (i) distribution of reports, prospectuses and SAIs to clients other than existing policy owners, (ii) preparation and distribution of sales literature and advertising materials, (iii) continuing education and training of registered representatives, (iv) distribution support services, and (v) other distribution services as mutually agreed upon from time to time. The fee is an annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts.

American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums attributable to the Master Funds for certain marketing assistance.

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Illustrations

We will provide you with illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the age of the person to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the fund in which the variable account invests.

•	Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy

If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

Audits of premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change

If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $100 for each insured at the time you request us to change your risk classification. If your policy was issued on or before April 30, 2004, we will charge you a fee of $50 per insured at the time you request us to change your risk classification.

State regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

59

ABOUT PACIFIC LIFE

Legal proceedings and legal matters

Pacific Life, the separate account, and PSD are not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Nebraska law, and the validity of the forms of the policies under Nebraska law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement

We’ve filed a registration statement with the SEC for Pacific Select Estate Preserver IV, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements

The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005 are contained in the SAI.

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TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policyholder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the funds, refer to one of the funds providing underlying portfolios for the variable investment options offered under the policy. Policy means a Pacific Select Estate Preserver IV variable life insurance policy, unless we state otherwise.

Accumulated value	29

Accumulation units	36

Age	11

Allocation	25

Assignment	48

Beneficiary	11

Business day	16

Cash surrender value	45

Contingent beneficiary	11

Cost of insurance rate	29

Death benefit	18

Death benefit factor	19

Death benefit percentage	19

Face amount	18

Fixed account	37

Fixed LT account	37

Fixed options	37

General account	54

Guideline minimum death benefit	19

Illustration	59

In force	10

Income benefit	46

Insured	11

Joint equal age	19

Joint owners	10

Lapse	31

Loan account	43

Modified endowment contract	52

Monthly payment date	12

Net amount at risk	20

Net cash surrender value	45

Net premium	22

Outstanding loan amount	43

Planned periodic premium	22

Policy anniversary	12

Policy date	12

Policy year	12

Portfolio	33

Proper form	16

Reinstatement	32

Riders	10

Separate account	54

Seven-pay limit	52

Survivor	11

Tax code	49

Unit value	36

Variable account	33

Variable investment option	33

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APPENDIX A – JOINT EQUAL AGE

An example

This example assumes a male smoker who is age 65 and a female nonsmoker who is age 55 and has a Table D nonstandard rating.

Here’s how we calculate the joint equal age.

Step 1

Add 6 to the male age of 65 because he is a smoker. For the female, add 0 to age 55 because she is a nonsmoker.

Adjusted ages after Step 1:

• Male 71
• Female 55

Step 2

Subtract 0 from the male age of 65. For the female, subtract 5 from age 55.

Adjusted ages after Step 2:

• Male 71
• Female 50

Step 3

The male’s age is not adjusted here because he does not have a nonstandard table rating. Add 8 to the female’s age of 50 because her table rating is D.

Adjusted ages after Step 3:

• Male 71
• Female 58

Step 4

Subtract 58 from 71. The difference is 13. The add-on factor for 13 is 6 in the table.

Step 5

Add 6, the add-on factor to 58, the younger adjusted age.

The joint equal age is 64.

Joint equal age is a calculation that combines the ages and insurance risks of two people insured by a policy. It changes many possible combinations of ages, risk classes, nonstandard ratings and genders for the insureds into a two life status. With joint equal age, we assume that both people have the same age, gender (both always male), and risk class (both smoker or both nonsmoker).

How we use joint equal age

Using the joint equal age of the insureds eliminates many of the tables needed when age rates are used. We use the joint equal age for calculating the following:

•	certain policy charges. We use joint equal age to determine the rates per $1000 of initial face amount for the face amount component of the mortality and expense risk charge.

•	the death benefit under Option D.

How we calculate joint equal age

Here are the five steps we use to calculate joint equal age. We start with the actual ages of the insureds on the policy date.

Step 1 Adjust ages for smoker status

If one person is a smoker and the other is a nonsmoker, we add a specified number of years to the age of the smoker. We do not adjust the age of the nonsmoker. The table below shows how we make the adjustment.

Number of smokers	Add to actual age (years)

None	0
One female	4
One male	6
One unisex	6
Two	0

If both insureds are smokers, or if both insureds are nonsmokers, we do not adjust the age in this step.

Step 2 Adjust ages for gender

We subtract years from the adjusted age we calculated in Step 1, based on gender. The table below shows how we make the adjustment.

Gender	Add to actual age (years)

Female	5
Male	0
Unisex	1

A-1

Step 3 Adjust ages for table ratings

We add years to the adjusted age in Step 2, based on the nonstandard table rating for each insured. The table below shows how we make the adjustment.

Table ratings represent a multiple of standard mortality rates. Ratings other than 0 represent nonstandard ratings.

Table rating	0	A	B	C	D	E	F	H	J	L	N	P
Add to adjusted age (years)	0	2	4	6	8	10	12	14	15	16	18	19

We cap the adjusted age for nonstandard at age 100.

For people who are uninsurable, the adjusted age will always be 100, regardless of their age and gender. We reserve the right to reject an application for a policy.

After Steps 1 through 3, we have each person’s adjusted age.

Step 4 Determine the add-on factor

We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

Difference in adjusted age (years)	Add-on factor (years)	Difference in adjusted age (years)	Add-on factor (years)

0	0	40-44	12
1-2	1	45-47	13
3-4	2	48-50	14
5-6	3	51-53	15
7-9	4	54-56	16
10-12	5	57-60	17
13-15	6	61-64	18
16-18	7	65-69	19
19-23	8	70-75	20
24-28	9	76-82	21
29-34	10	83-91	22
35-39	11	92-100	23

Step 5 Calculate joint equal age

We add the add-on factor to the younger adjusted age (from Step 3).

The sum is the joint equal age.

A-2

APPENDIX B – RATES PER $1,000 OF INITIAL FACE AMOUNT

	Face amount		Face amount
Joint	component	Joint	component
equal	of M & E	equal	of M & E
age	risk charge	age	risk charge

15	0.051	58	0.222
16	0.052	59	0.237
17	0.053	60	0.253
18	0.054	61	0.275
19	0.055	62	0.298
20	0.056	63	0.320
21	0.056	64	0.341
22	0.057	65	0.362
23	0.058	66	0.382
24	0.059	67	0.401
25	0.060	68	0.420
26	0.061	69	0.441
27	0.062	70	0.472
28	0.063	71	0.505
29	0.064	72	0.540
30	0.065	73	0.569
31	0.066	74	0.620
32	0.067	75	0.664
33	0.068	76	0.711
34	0.069	77	0.763
35	0.070	78	0.804
36	0.072	79	0.881
37	0.075	80	0.947
38	0.078	81	1.018
39	0.083	82	1.092
40	0.087	83	1.148
41	0.092	84	1.183
42	0.096	85	1.220
43	0.100	86	1.256
44	0.106	87	1.293
45	0.112	88	1.330
46	0.118	89	1.369
47	0.124	90	1.406
48	0.129	91	1.445
49	0.137	92	1.484
50	0.145	93	1.524
51	0.153	94	1.563
52	0.161	95	1.603
53	0.168	96	1.643
54	0.179	97	1.685
55	0.189	98	1.726
56	0.200	99	1.768
57	0.212	100	1.810

B-1

APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

C-1

APPENDIX D – DEATH BENEFIT FACTOR TABLE

Rate per $1.00 of Face Amount

Joint
equal
age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

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APPENDIX E – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 4, 2006

If you select a portfolio optimization model, until May 4, 2006, your net premium payments or accumulated value, as applicable, will be allocated to the investment options according to the model you select as indicated in the chart below. On May 5, 2006, we will automatically update your model to the portfolio optimization model allocations shown under How premiums work: Allocating your premiums in this prospectus.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	13%	6%	3%	3%	2%

Bonds	62	49	37	20	5

Domestic Stocks	20	34	44	59	70

International Stocks	5	11	16	18	23

Portfolio Optimization Model Target Allocations as of May 6, 2005

	Model A	Model B	Model C	Model D	Model E

Large-Cap Growth	—	6%	4%	4%	4%

American Funds Growth-Income	—	—	3	4	8

American Funds Growth	—	—	3	6	10

Diversified Research	3%	4	4	3	3

Short Duration Bond	24	16	7	4	—

Growth LT	—	—	2	2	5

Mid-Cap Value	4	7	8	12	7

International Value	3	5	5	5	9

International Large-Cap	3	8	10	13	15

Equity Index	—	—	2	6	7

Small-Cap Index	—	—	3	3	2

Fasciano Small Equity	—	—	—	4	5

Small-Cap Value	—	3	2	—	—

Main Street Core	7	7	7	6	4

Emerging Markets	—	—	4	4	4

Managed Bond	19	16	14	6	—

Inflation Managed	14	13	11	6	—

Money Market	10	3	—	—	—

High Yield Bond	6	4	3	—	—

Large-Cap Value	4	5	5	6	7

Comstock	3	3	3	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

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PACIFIC SELECT
ESTATE PRESERVER IV
WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver IV variable life insurance policy is underwritten by Pacific Life Insurance Company.

You’ll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2006. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we’ll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy’s death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us

Call, e-mail or write to us at:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390

1-800-800-7681

5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com

Send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:

Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390

Send all other payments and correspondence, including allocation changes and variable transaction requests to:

Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390

How to contact the SEC

You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the Commission

450 Fifth Street
Washington, D.C. 20549-0102
202-942-8090
Internet: www.sec.gov

NASD Public Disclosure program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-20355

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

PACIFIC SELECT ESTATE PRESERVER II

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver II is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2006, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 6390
Newport Beach, CA 92658-6390

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are five optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit of your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

Enhanced policy split option rider

Allows the policy to be split into two individual policies, without evidence of insurability. This rider is available only to married couples. This rider will be included automatically with all policies where the older insured is issue age 79 or less, and where neither insured has a substandard risk classification or is uninsurable.

The rider may only be exercised within 90 days after a change in the Federal Estate Tax Law which results in:

1)	complete removal or material limitation of the Unlimited Marital Deduction, as defined in the tax code,
2)	reduction by 50% or more in the dollar amount of the Federal Unified Credit, as defined in the tax code, or
3)	subtraction of 25% or more from the percentage Federal Estate Tax rate that would be applicable to the estate of the surviving spouse.

The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this rider.

The original policy’s accumulated value, policy debt and cash surrender value are split in proportion to the face amount. We waive the surrender charge on your original policy.

The rider will terminate on the earliest of your written request, the date of the first death of the two insureds, on lapse or termination of the policy, when the older of the two insureds reaches age 80, or upon exercise of this rider.

Individual annual renewable term rider

Provides term insurance on either insured or individually on both insureds and is renewable annually until the policy terminates. The death benefit is payable at the death of the insured covered by the rider. The rider is available for insureds age 20 through 85 at the time of rider issue. You may purchase the rider at policy issue or any time the policy is in force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need

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for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the age and risk class of the insured under this rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first monthly payment date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Individual annual renewable term rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy. In addition, coverage under this rider on any individual insured will terminate on the earlier of the death of that individual insured, or the date that individual insured reaches age 100.

Last survivor added protection benefit rider

Provides additional death benefit protection on the insureds in combination with the face amount of the policy. The rider may be purchased at policy issue or any time the policy is in force, subject to evidence of insurability. The rider is available for insureds age 20 through 85 at the time of rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The rider is payable on the death of the survivor, and modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. If you choose Option D for your base policy to determine the death benefit, the face amount under this rider will be added to the base policy face amount, and the sum of this coverage will be multiplied by the death benefit factor for the current policy year as shown in the policy specifications pages.

The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first monthly payment date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last survivor added protection benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy, or upon the survivor’s death.

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Policy split option rider

Allows the policy to be split into two individual policies subject to satisfactory evidence of insurability on each insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee will be deducted from the original policy’s accumulated value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this rider.

The original policy’s accumulated value, policy debt and cash surrender value are split in proportion to the face amount. We waive the surrender charge on your original policy.

The rider will terminate on the earliest of your written request, the date of the first death of the two insureds, on lapse or termination of the policy, when the older of the two insureds reaches age 80, or upon exercise of this rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline premium limit

The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract.

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If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount at risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a variable investment option to start the service.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the service
•	we discontinue the service.

Portfolio rebalancing

The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.
•	You enroll in the service by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not currently charge for the portfolio rebalancing service or for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

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First year transfer

Our first year transfer service allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the service works:

•	You enroll in the service when you apply for your policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is accumulated value remaining in the Fixed account at the end of the service, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer service or for transfers made under this service.

MORE ON POLICY CHARGES

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base policy a Last survivor accounting benefit rider and/or an Individual annual renewable term rider, and/or increase the face amount of such a rider, we do not change the above allocations. To determine the cost of insurance (“COI”) charge on each of these coverage segments, we divide the death benefit for each coverage segment that would have been payable at the beginning of the policy month by 1.00327374 to calculate the discounted net amount at risk for each coverage segment. For the base policy, we subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the discounted net amount at risk for that coverage segment. For each other coverage segment we subtract from its discounted death benefit the greater of zero or the result of the accumulated value minus the face amount of each coverage segment for which the COI charge has been already calculated. Each segment’s net amount at risk is calculated in the order in which it was added to the policy, starting with the oldest segment. If the total death benefit for all coverage segments does not at least equal the guideline minimum death benefit test, the excess of the guideline minimum death benefit over the total death benefit is treated as a coverage segment and the discounted net amount at risk for this coverage segment is calculated last. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment. The current COI rate for the most recent coverage segment added is used to calculate the COI charge for the coverage segment for the excess of the guideline minimum death benefit over the total death benefit.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance

5

company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2005, 2004 and 2003 was $353,206.70, $461,909.05 and $1,396,438.23 respectively of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on sales surrender “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 37%, but the most common schedule of commissions we pay is:

•	30% of premiums paid up to the first target premium
•	25% of the premiums paid under targets 2 through 5
•	4% of the premiums paid in excess of targets 1 through 5 in policy years 1 through 10
•	3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose, the age of the insured on the policy date, and the gender (unless unisex rates are required) and risk class of the insured. A policy’s target premium will usually be less than, but generally does not exceed 135% of, the policy’s guideline level premiums. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline single premium and guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 15% of premiums paid up to the first target premium, but generally does not exceed 14% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered

6

representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is not governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

7

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

8

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during, and the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been

9

reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7] - 1

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and as the independent registered public accounting firm for the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Financial Services, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Technology, Short Duration Bond, Concentrated Growth (formerly I-Net TollkeeperSM), Growth LT, Focused 30, Health Sciences, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Fasciano Small Equity (formerly Aggressive Equity), Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate, and VN Small-Cap Value Variable Accounts, Variable Account I, Variable Account II, Variable Account III, Variable Account V, and Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts — collectively, the “Variable Accounts”) as of December 31, 2005, the related statements of operations for the year then ended (as to the American Funds Growth-Income, American Funds Growth, VN Small-Cap Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts for the period from commencement of operations through December 31, 2005), the statements of changes in net assets for each of the two years in the period then ended (as to the American Funds Growth-Income, American Funds Growth, VN Small-Cap Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts, for the period from commencement of operations through December 31, 2005), and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2005, the results of their operations, the changes in their net assets, and the related financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 24, 2006

SA-1

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

						American Funds®
	Blue	Aggressive	Financial	Diversified		Growth-	American Funds®		Short
	Chip	Growth	Services	Research	Equity	Income	Growth	Technology	Duration Bond
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account (1)	Account	Account

ASSETS

Investments:
Blue Chip Portfolio	$54,594
Aggressive Growth Portfolio		$9,127
Financial Services Portfolio			$8,052
Diversified Research Portfolio				$66,555
Equity Portfolio					$49,777
American Funds® Growth-Income Portfolio						$18,482
American Funds® Growth Portfolio							$26,533
Technology Portfolio								$12,165
Short Duration Bond Portfolio									$39,641

Receivables:
Due from Pacific Life Insurance Company	47	11	3	127	26	33	76	55	2

Total Assets	54,641	9,138	8,055	66,682	49,803	18,515	26,609	12,220	39,643

LIABILITIES

Payables:
Fund shares purchased	47	11	3	127	26	33	76	55	2

Total Liabilities	47	11	3	127	26	33	76	55	2

NET ASSETS	$54,594	$9,127	$8,052	$66,555	$49,777	$18,482	$26,533	$12,165	$39,641

Units Outstanding	7,040	979	694	5,109	4,012	1,682	2,212	2,027	3,819

Accumulation Unit Value	$7.75	$9.32	$11.59	$13.03	$12.41	$10.99	$12.00	$6.00	$10.38

Cost of Investments	$51,183	$8,478	$7,211	$59,378	$43,589	$17,629	$23,755	$9,904	$40,316

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

SA-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

	Concentrated	Growth	Focused	Health	Mid-Cap	International	Capital	International	Equity
	Growth	LT	30	Sciences	Value	Value	Opportunities	Large-Cap	Index
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account (1)	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS

Investments:
Concentrated Growth Portfolio (1)	$6,047
Growth LT Portfolio		$293,350
Focused 30 Portfolio			$18,236
Health Sciences Portfolio				$16,053
Mid-Cap Value Portfolio					$175,210
International Value Portfolio						$222,780
Capital Opportunities Portfolio							$10,513
International Large-Cap Portfolio								$134,228
Equity Index Portfolio									$502,818

Receivables:
Due from Pacific Life Insurance Company	—	166	75	—	144	169	—	113	355
Fund shares redeemed	59	—	—	8	—	—	38	—	—

Total Assets	6,106	293,516	18,311	16,061	175,354	222,949	10,551	134,341	503,173

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	59	—	—	8	—	—	38	—	—
Fund shares purchased	—	166	75	—	144	169	—	113	355

Total Liabilities	59	166	75	8	144	169	38	113	355

NET ASSETS	$6,047	$293,350	$18,236	$16,053	$175,210	$222,780	$10,513	$134,228	$502,818

Units Outstanding	1,331	7,403	1,810	1,323	7,960	8,552	1,265	14,567	10,744

Accumulation Unit Value	$4.54	$39.62	$10.08	$12.13	$22.01	$26.05	$8.31	$9.21	$46.80

Cost of Investments	$5,340	$297,020	$15,221	$13,696	$149,204	$166,940	$9,877	$107,729	$494,377

(1)	Formerly named I-Net TollkeeperSM Variable Account and I-Net Tollkeeper PortfolioSM.
See Notes to Financial Statements

SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

	Small-Cap	Fasciano	Small-Cap	Multi-	Main	Emerging	Managed	Inflation	Money
	Index	Small Equity	Value	Strategy	Street® Core	Markets	Bond	Managed	Market
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account (1)	Account	Account	Account	Account	Account	Account	Account

ASSETS

Investments:
Small-Cap Index Portfolio	$281,759
Fasciano Small Equity Portfolio (1)		$42,331
Small-Cap Value Portfolio			$45,901
Multi-Strategy Portfolio				$108,337
Main Street® Core Portfolio					$152,529
Emerging Markets Portfolio						$97,790
Managed Bond Portfolio							$315,930
Inflation Managed Portfolio								$154,399
Money Market Portfolio									$187,233

Receivables:
Due from Pacific Life Insurance Company	—	30	72	32	34	—	543	178	1,911
Fund shares redeemed	548	—	—	—	—	44	—	—	—

Total Assets	282,307	42,361	45,973	108,369	152,563	97,834	316,473	154,577	189,144

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	548	—	—	—	—	44	—	—	—
Fund shares purchased	—	30	72	32	34	—	543	178	1,911

Total Liabilities	548	30	72	32	34	44	543	178	1,911

NET ASSETS	$281,759	$42,331	$45,901	$108,337	$152,529	$97,790	$315,930	$154,399	$187,233

Units Outstanding	17,236	3,275	2,558	2,421	3,318	4,934	8,494	4,076	9,011

Accumulation Unit Value	$16.35	$12.93	$17.95	$44.75	$45.97	$19.82	$37.19	$37.88	$20.78

Cost of Investments	$239,221	$32,947	$41,262	$97,285	$138,899	$51,461	$325,517	$161,494	$187,465

(1)	Formerly named Aggressive Equity Variable Account and Aggressive Equity Portfolio.
See Notes to Financial Statements

SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

	High Yield	Equity	Large-Cap		Mid-Cap	Real	VN Small-
	Bond	Income	Value	Comstock	Growth	Estate	Cap Value	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Account	Account	Account
	Account	Account	Account	Account	Account	Account	Account (1)	I	II	III

ASSETS

Investments:
High Yield Bond Portfolio	$72,879
Equity Income Portfolio		$19,345
Large-Cap Value Portfolio			$137,008
Comstock Portfolio				$40,498
Mid-Cap Growth Portfolio					$36,697
Real Estate Portfolio						$90,522
VN Small-Cap Value Portfolio							$2,412
Brandes International Equity Fund								$78,457
Turner Core Growth Fund									$29,714
Frontier Capital Appreciation Fund										$39,991

Receivables:
Due from Pacific Life Insurance Company	110	—	—	129	—	13	5	171	—	—
Fund shares redeemed	—	19	318	—	326	—	—	—	55	68

Total Assets	72,989	19,364	137,326	40,627	37,023	90,535	2,417	78,628	29,769	40,059

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	—	19	318	—	326	—	—	—	55	68
Fund shares purchased	110	—	—	129	—	13	5	171	—	—

Total Liabilities	110	19	318	129	326	13	5	171	55	68

NET ASSETS	$72,879	$19,345	$137,008	$40,498	$36,697	$90,522	$2,412	$78,457	$29,714	$39,991

Units Outstanding	2,046	1,496	9,609	3,673	4,678	2,854	209	2,850	1,419	1,367

Accumulation Unit Value	$35.61	$12.93	$14.26	$11.02	$7.84	$31.72	$11.55	$27.53	$20.93	$29.26

Cost of Investments	$74,023	$18,291	$120,623	$39,701	$30,003	$62,137	$2,368	$65,331	$23,659	$36,153

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

SA-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

		Fidelity® VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Mercury Basic	Mercury Global	T. Rowe Price	T. Rowe Price	Van Eck
		Contrafund®	Growth	Mid Cap	Value Strategies	Value V.I.	Allocation V.I.	Blue Chip Growth	Equity Income	Worldwide
	Variable	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Fund Class III	Fund Class III	Portfolio — II	Portfolio — II	Hard Assets Fund
	Account	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	V	Account (1)	Account (1)	Account (1)	Account (1)	Account (1),(2)	Account (1),(3)	Account (1)	Account (1)	Account (1)

ASSETS

Investments:
Business Opportunity Value Fund	$18,102
Fidelity® VIP Contrafund® Portfolio Service Class 2		$21,873
Fidelity VIP Growth Portfolio Service Class 2			$268
Fidelity VIP Mid Cap Portfolio Service Class 2				$15,387
Fidelity VIP Value Strategies Portfolio Service Class 2					$334
Mercury Basic Value V.I. Fund Class III (2)						$143
Mercury Global Allocation V.I. Fund Class III (3)							$2,900
T. Rowe Price Blue Chip Growth Portfolio — II								$651
T. Rowe Price Equity Income Portfolio — II									$7,921
Van Eck Worldwide Hard Assets Fund										$12,198

Receivables:
Due from Pacific Life Insurance Company	—	—	1	—	—	—	—	—	21	14
Fund shares redeemed	25	340	—	401	—	—	—	—	—	—

Total Assets	18,127	22,213	269	15,788	334	143	2,900	651	7,942	12,212

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	25	340	—	401	—	—	—	—	—	—
Fund shares purchased	—	—	1	—	—	—	—	—	21	14

Total Liabilities	25	340	1	401	—	—	—	—	21	14

NET ASSETS	$18,102	$21,873	$268	$15,387	$334	$143	$2,900	$651	$7,921	$12,198

Units Outstanding	1,283	1,903	25	1,327	32	14	265	61	768	850

Accumulation Unit Value	$14.11	$11.49	$10.66	$11.60	$10.54	$10.23	$10.93	$10.73	$10.32	$14.34

Cost of Investments	$17,867	$20,894	$263	$14,845	$325	$150	$2,800	$624	$8,075	$9,957

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Formerly named Merrill Lynch Basic Value V.I. Fund Class III Variable Account and Merrill Lynch Basic Value V.I. Fund Class III.

(3)	Formerly named Merrill Lynch Global Allocation V.I. Fund Class III Variable Account and Merrill Lynch Global Allocation V.I. Fund Class III.
See Notes to Financial Statements

SA-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

						American Funds
	Blue	Aggressive	Financial	Diversified		Growth-	American Funds		Short
	Chip	Growth	Services	Research	Equity	Income	Growth	Technology	Duration Bond
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account (1)	Account	Account

INVESTMENT INCOME
Dividends	$194	$—	$106	$284	$123	$182	$99	$—	$1,153

Net Investment Income	194	—	106	284	123	182	99	—	1,153

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	2,176	1,894	320	2,584	(3,012)	91	176	186	(312)
Realized gain distributions	—	—	39	—	—	—	—	—	—

Realized Gain (Loss)	2,176	1,894	359	2,584	(3,012)	91	176	186	(312)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,566)	(1,509)	(74)	501	5,920	853	2,778	1,840	(226)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$804	$385	$391	$3,369	$3,031	$1,126	$3,053	$2,026	$615

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

SA-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Concentrated	Growth	Focused	Health	Mid-Cap	International	Capital	International	Equity
	Growth	LT	30	Sciences	Value	Value	Opportunities	Large-Cap	Index
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account (1)	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$—	$705	$141	$—	$896	$4,137	$112	$983	$7,151

Net Investment Income	—	705	141	—	896	4,137	112	983	7,151

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	195	(45,336)	1,311	850	9,409	10,939	1,740	1,860	(11,860)
Realized gain distributions	—	—	—	272	13,299	—	—	—	2,178

Realized Gain (Loss)	195	(45,336)	1,311	1,122	22,708	10,939	1,740	1,860	(9,682)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(78)	65,423	1,384	919	(9,682)	4,189	(1,746)	12,384	25,185

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117	$20,792	$2,836	$2,041	$13,922	$19,265	$106	$15,227	$22,654

(1)	Formerly named I-Net Tollkeeper Variable Account.
See Notes to Financial Statements

SA-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Small-Cap	Fasciano	Small-Cap	Multi-	Main	Emerging	Managed	Inflation	Money
	Index	Small Equity	Value	Strategy	Street Core	Markets	Bond	Managed	Market
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account (1)	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$1,339	$87	$548	$2,404	$1,619	$802	$10,192	$4,463	$5,623

Net Investment Income	1,339	87	548	2,404	1,619	802	10,192	4,463	5,623

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	8,672	1,041	3,320	513	(7,080)	4,174	756	958	167
Realized gain distributions	—	—	1,729	—	—	—	9,334	10,377	—

Realized Gain (Loss)	8,672	1,041	5,049	513	(7,080)	4,174	10,090	11,335	167

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(132)	238	(525)	1,128	14,048	22,805	(12,476)	(11,780)	(108)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,879	$1,366	$5,072	$4,045	$8,587	$27,781	$7,806	$4,018	$5,682

(1)	Formerly named Aggressive Equity Variable Account.
See Notes to Financial Statements

SA-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	High Yield	Equity	Large-Cap		Mid-Cap	Real	VN Small-
	Bond	Income	Value	Comstock	Growth	Estate	Cap Value	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Account	Account	Account
	Account	Account	Account	Account	Account	Account	Account (1)	I	II	III

INVESTMENT INCOME
Dividends	$5,016	$333	$1,745	$587	$—	$740	$10	$1,056	$119	$—

Net Investment Income	5,016	333	1,745	587	—	740	10	1,056	119	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	2,144	825	10,562	5,188	1,079	5,518	66	1,110	1,698	3,930
Realized gain distributions	—	575	—	1,349	—	3,268	72	4,183	—	3,043

Realized Gain	2,144	1,400	10,562	6,537	1,079	8,786	138	5,293	1,698	6,973

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,404)	(654)	(5,761)	(5,463)	3,191	3,635	45	1,426	1,757	(2,375)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,756	$1,079	$6,546	$1,661	$4,270	$13,161	$193	$7,775	$3,574	$4,598

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

SA-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Mercury Basic	Mercury Global	T. Rowe Price	T. Rowe Price	Van Eck
		Contrafund	Growth	Mid Cap	Value Strategies	Value V.I.	Allocation V.I.	Blue Chip Growth	Equity Income	Worldwide
	Variable	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Fund Class III	Fund Class III	Portfolio - II	Portfolio - II	Hard Assets Fund
	Account	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	V	Account (1)	Account (1)	Account (1)	Account (1)	Account (1), (2)	Account (1), (2)	Account (1)	Account (1)	Account (1)

INVESTMENT INCOME
Dividends	$109	$—	$—	$—	$—	$2	$56	$1	$74	$—

Net Investment Income	109	—	—	—	—	2	56	1	74	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,233	628	4	(94)	13	(1)	3	1	44	177
Realized gain distributions	1,413	—	—	—	—	10	—	—	307	—

Realized Gain (Loss)	2,646	628	4	(94)	13	9	3	1	351	177

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,521)	979	6	541	9	(7)	100	28	(154)	2,241

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,234	$1,607	$10	$447	$22	$4	$159	$30	$271	$2,418

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts were formerly named Merrill Lynch Basic Value V.I. Fund Class III and Merrill Lynch Global Allocation V.I. Fund Class III Variable Accounts, respectively.
See Notes to Financial Statements

SA-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Blue Chip		Aggressive Growth		Financial Services		Diversified Research
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$194	$401	$—	$—	$106	$57	$284	$319
Realized gain (loss)	2,176	(449)	1,894	10	359	251	2,584	3,012
Change in unrealized appreciation (depreciation) on investments	(1,566)	3,040	(1,509)	1,458	(74)	208	501	1,738

Net Increase in Net Assets Resulting from Operations	804	2,992	385	1,468	391	516	3,369	5,069

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	11,798	12,839	2,155	2,369	1,108	1,110	8,605	8,270
Transfers between variable and fixed accounts, net	(15,710)	14,031	(9,742)	7,275	469	948	4,487	5,644
Transfers—policy charges and deductions	(5,967)	(5,891)	(1,106)	(928)	(656)	(602)	(4,216)	(3,277)
Transfers—surrenders	(2,331)	(2,329)	(605)	(314)	(215)	(209)	(2,621)	(1,594)
Transfers—other	(740)	(764)	1,241	781	(56)	(55)	(495)	(552)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(12,950)	17,886	(8,057)	9,183	650	1,192	5,760	8,491

NET INCREASE (DECREASE) IN NET ASSETS	(12,146)	20,878	(7,672)	10,651	1,041	1,708	9,129	13,560

NET ASSETS
Beginning of Year	66,740	45,862	16,799	6,148	7,011	5,303	57,426	43,866

End of Year	$54,594	$66,740	$9,127	$16,799	$8,052	$7,011	$66,555	$57,426

See Notes to Financial Statements

SA-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Equity		American Funds Growth-Income	American Funds Growth	Technology
	Variable Account		Variable Account	Variable Account	Variable Account
	Year Ended	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (1)	2005 (1)	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$123	$371	$182	$99	$—	$—
Realized gain (loss)	(3,012)	(6,552)	91	176	186	823
Change in unrealized appreciation (depreciation) on investments	5,920	8,642	853	2,778	1,840	(671)

Net Increase in Net Assets Resulting from Operations	3,031	2,461	1,126	3,053	2,026	152

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,331	7,487	1,874	2,404	1,449	1,917
Transfers between variable and fixed accounts, net	(1,982)	(3,009)	16,798	22,746	541	(134)
Transfers—policy charges and deductions	(3,708)	(4,057)	(834)	(1,109)	(936)	(928)
Transfers—surrenders	(2,735)	(3,571)	(364)	(472)	(686)	(254)
Transfers—other	(138)	(410)	(118)	(89)	93	(121)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,232)	(3,560)	17,356	23,480	461	480

NET INCREASE (DECREASE) IN NET ASSETS	799	(1,099)	18,482	26,533	2,487	632

NET ASSETS
Beginning of Year/Period	48,978	50,077	—	—	9,678	9,046

End of Year/Period	$49,777	$48,978	$18,482	$26,533	$12,165	$9,678

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Short Duration Bond		Concentrated Growth		Growth LT		Focused 30
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,153	$645	$-	$-	$705	$-	$141	$4
Realized gain (loss)	(312)	(36)	195	534	(45,336)	(60,456)	1,311	289
Change in unrealized appreciation (depreciation) on investments	(226)	(352)	(78)	84	65,423	88,693	1,384	727

Net Increase in Net Assets Resulting from Operations	615	257	117	618	20,792	28,237	2,836	1,020

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,093	5,889	828	1,091	32,609	37,877	1,373	1,190
Transfers between variable and fixed accounts, net	4,812	12,750	(216)	(830)	(16,520)	(17,348)	6,554	2,381
Transfers—policy charges and deductions	(2,784)	(2,316)	(562)	(603)	(23,308)	(24,781)	(1,008)	(669)
Transfers—surrenders	(1,812)	(854)	(184)	(159)	(17,286)	(17,271)	(356)	(159)
Transfers—other	(216)	(282)	(50)	(87)	(1,669)	(1,979)	(45)	(157)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,093	15,187	(184)	(588)	(26,174)	(23,502)	6,518	2,586

NET INCREASE (DECREASE) IN NET ASSETS	6,708	15,444	(67)	30	(5,382)	4,735	9,354	3,606

NET ASSETS
Beginning of Year	32,933	17,489	6,114	6,084	298,732	293,997	8,882	5,276

End of Year	$39,641	$32,933	$6,047	$6,114	$293,350	$298,732	$18,236	$8,882

(1)	Formerly named I-Net Tollkeeper Variable Account.

See Notes to Financial Statements

SA-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Health Sciences		Mid-Cap Value		International Value		Capital Opportunities
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$896	$519	$4,137	$3,050	$112	$106
Realized gain (loss)	1,122	595	22,708	2,665	10,939	4,253	1,740	(249)
Change in unrealized appreciation (depreciation) on investments	919	142	(9,682)	25,151	4,189	22,440	(1,746)	1,859

Net Increase in Net Assets Resulting from Operations	2,041	737	13,922	28,335	19,265	29,743	106	1,716

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,165	1,847	20,565	16,492	24,292	24,517	2,388	3,020
Transfers between variable and fixed accounts, net	1,197	1,204	(350)	24,263	(7,144)	2,727	(5,614)	912
Transfers—policy charges and deductions	(1,119)	(1,052)	(11,937)	(9,523)	(14,126)	(13,559)	(1,329)	(1,484)
Transfers—surrenders	(293)	(404)	(6,038)	(5,087)	(10,422)	(11,536)	(554)	(558)
Transfers—other	(189)	100	(11)	478	(1,376)	(1,047)	(325)	(222)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,761	1,695	2,229	26,623	(8,776)	1,102	(5,434)	1,668

NET INCREASE (DECREASE) IN NET ASSETS	3,802	2,432	16,151	54,958	10,489	30,845	(5,328)	3,384

NET ASSETS
Beginning of Year	12,251	9,819	159,059	104,101	212,291	181,446	15,841	12,457

End of Year	$16,053	$12,251	$175,210	$159,059	$222,780	$212,291	$10,513	$15,841

See Notes to Financial Statements

SA-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	International Large-Cap		Equity Index		Small-Cap Index		Fasciano Small Equity
	Variable Account		Variable Account		Variable Account		Variable Account (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$983	$785	$7,151	$8,127	$1,339	$1,702	$87	$226
Realized gain (loss)	1,860	3,410	(9,682)	(4,029)	8,672	13,176	1,041	(2,131)
Change in unrealized appreciation (depreciation) on investments	12,384	9,043	25,185	43,129	(132)	28,118	238	7,685

Net Increase in Net Assets Resulting from Operations	15,227	13,238	22,654	47,227	9,879	42,996	1,366	5,780

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	15,818	13,216	55,750	60,370	26,596	23,946	4,988	5,107
Transfers between variable and fixed accounts, net	29,109	8,576	(12,565)	6,455	(23,024)	187,796	4,271	(3,252)
Transfers—policy charges and deductions	(8,764)	(6,667)	(33,716)	(34,363)	(17,715)	(14,086)	(3,170)	(3,057)
Transfers—surrenders	(4,530)	(3,216)	(23,417)	(26,964)	(16,199)	(11,134)	(2,097)	(3,226)
Transfers—other	(777)	(596)	(2,807)	(2,079)	581	(1,743)	(184)	(169)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	30,856	11,313	(16,755)	3,419	(29,761)	184,779	3,808	(4,597)

NET INCREASE (DECREASE) IN NET ASSETS	46,083	24,551	5,899	50,646	(19,882)	227,775	5,174	1,183

NET ASSETS
Beginning of Year	88,145	63,594	496,919	446,273	301,641	73,866	37,157	35,974

End of Year	$134,228	$88,145	$502,818	$496,919	$281,759	$301,641	$42,331	$37,157

(1)	Formerly named Aggressive Equity Variable Account.

See Notes to Financial Statements

SA-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Small-Cap Value		Multi-Strategy		Main Street Core		Emerging Markets
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (1)	$548	$461	$2,404	$1,752	$1,619	$1,839	$802	$802
Realized gain (loss) (1)	5,049	1,142	513	(1,531)	(7,080)	(7,413)	4,174	2,444
Change in unrealized appreciation (depreciation) on investments	(525)	3,452	1,128	9,194	14,048	18,672	22,805	10,982

Net Increase in Net Assets Resulting from Operations	5,072	5,055	4,045	9,415	8,587	13,098	27,781	14,228

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,738	3,768	9,305	11,279	16,178	16,263	7,557	5,084
Transfers between variable and fixed accounts, net	7,009	13,937	4,409	865	298	(268)	14,954	5,408
Transfers—policy charges and deductions	(2,758)	(1,597)	(7,160)	(7,024)	(10,999)	(10,831)	(4,829)	(3,209)
Transfers—surrenders	(1,085)	(598)	(7,033)	(5,030)	(8,466)	(11,657)	(3,448)	(2,054)
Transfers—other	(574)	(389)	(482)	(579)	(748)	(1,205)	(710)	(406)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,330	15,121	(961)	(489)	(3,737)	(7,698)	13,524	4,823

NET INCREASE IN NET ASSETS	13,402	20,176	3,084	8,926	4,850	5,400	41,305	19,051

NET ASSETS
Beginning of Year	32,499	12,323	105,253	96,327	147,679	142,279	56,485	37,434

End of Year	$45,901	$32,499	$108,337	$105,253	$152,529	$147,679	$97,790	$56,485

(1)	Prior year net investment income and realized gain for the Small-Cap Value Variable Account have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

SA-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Managed Bond		Inflation Managed		Money Market		High Yield Bond
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (1)	$10,192	$6,450	$4,463	$929	$5,623	$3,080	$5,016	$5,105
Realized gain (loss) (1)	10,090	4,098	11,335	8,389	167	(11)	2,144	2,526
Change in unrealized appreciation (depreciation) on investments	(12,476)	821	(11,780)	479	(108)	(16)	(5,404)	(896)

Net Increase in Net Assets Resulting from Operations	7,806	11,369	4,018	9,797	5,682	3,053	1,756	6,735

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	27,105	27,036	16,380	13,838	163,791	229,223	7,924	7,469
Transfers between variable and fixed accounts, net	84,383	1,594	39,543	9,493	(190,006)	(174,655)	(5,636)	343
Transfers—policy charges and deductions	(17,229)	(15,392)	(9,623)	(8,248)	(23,590)	(26,456)	(4,861)	(4,996)
Transfers—surrenders	(10,134)	(15,280)	(17,596)	(5,028)	(27,334)	(23,375)	(3,696)	(4,147)
Transfers—other	(1,106)	(1,375)	(923)	(430)	(14,955)	(12,072)	(601)	(228)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	83,019	(3,417)	27,781	9,625	(92,094)	(7,335)	(6,870)	(1,559)

NET INCREASE (DECREASE) IN NET ASSETS	90,825	7,952	31,799	19,422	(86,412)	(4,282)	(5,114)	5,176

NET ASSETS
Beginning of Year	225,105	217,153	122,600	103,178	273,645	277,927	77,993	72,817

End of Year	$315,930	$225,105	$154,399	$122,600	$187,233	$273,645	$72,879	$77,993

(1)	Prior year net investment income and realized gain for the Managed Bond and Inflation Managed Variable Accounts have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

SA-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Equity Income		Large-Cap Value		Comstock		Mid-Cap Growth
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$333	$220	$1,745	$1,742	$587	$449	$—	$—
Realized gain	1,400	1,910	10,562	744	6,537	35	1,079	679
Change in unrealized appreciation (depreciation) on investments	(654)	(231)	(5,761)	10,039	(5,463)	4,178	3,191	2,632

Net Increase in Net Assets Resulting from Operations	1,079	1,899	6,546	12,525	1,661	4,662	4,270	3,311

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,814	3,671	19,733	21,822	6,092	4,133	3,727	3,133
Transfers between variable and fixed accounts, net	2,306	(1,435)	(16,878)	19,377	(9,977)	23,031	11,014	2,805
Transfers—policy charges and deductions	(1,458)	(1,303)	(10,996)	(11,136)	(3,079)	(2,054)	(2,108)	(1,622)
Transfers—surrenders	(891)	(659)	(5,150)	(5,201)	(1,434)	(905)	(1,102)	(931)
Transfers—other	(169)	(52)	(677)	(904)	1,454	1,171	556	(169)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,602	222	(13,968)	23,958	(6,944)	25,376	12,087	3,216

NET INCREASE (DECREASE) IN NET ASSETS	3,681	2,121	(7,422)	36,483	(5,283)	30,038	16,357	6,527

NET ASSETS
Beginning of Year	15,664	13,543	144,430	107,947	45,781	15,743	20,340	13,813

End of Year	$19,345	$15,664	$137,008	$144,430	$40,498	$45,781	$36,697	$20,340

See Notes to Financial Statements

SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Real Estate		VN Small-Cap Value
	Variable Account		Variable Account	Variable Account I		Variable Account II
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (1)	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (2)	$740	$1,690	$10	$1,056	$570	$119	$65
Realized gain (loss) (2)	8,786	1,769	138	5,293	2,658	1,698	(997)
Change in unrealized appreciation on investments	3,635	17,135	45	1,426	6,980	1,757	3,390

Net Increase in Net Assets Resulting from Operations	13,161	20,594	193	7,775	10,208	3,574	2,458

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	10,067	8,206	183	6,003	5,481	3,477	3,628
Transfers between variable and fixed accounts, net	(1,592)	10,440	2,180	16,142	4,023	(207)	3,288
Transfers—policy charges and deductions	(5,952)	(4,676)	(102)	(4,123)	(2,445)	(1,926)	(1,625)
Transfers—surrenders	(3,480)	(2,518)	(41)	(2,497)	(902)	(854)	(486)
Transfers—other	(1,311)	(644)	(1)	(414)	(473)	(1,113)	(171)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,268)	10,808	2,219	15,111	5,684	(623)	4,634

NET INCREASE IN NET ASSETS	10,893	31,402	2,412	22,886	15,892	2,951	7,092

NET ASSETS
Beginning of Year/Period	79,629	48,227	—	55,571	39,679	26,763	19,671

End of Year/Period	$90,522	$79,629	$2,412	$78,457	$55,571	$29,714	$26,763

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Prior year net investment income and realized gain for the Real Estate Variable Account and Variable Account I have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

					Fidelity VIP Contrafund	Fidelity VIP Growth
					Service Class 2	Service Class 2
	Variable Account III		Variable Account V		Variable Account	Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (1)	2005 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (2)	$—	$—	$109	$47	$—	$—
Realized gain (2)	6,973	5,984	2,646	216	628	4
Change in unrealized appreciation (depreciation) on investments	(2,375)	(2,980)	(1,521)	984	979	6

Net Increase in Net Assets Resulting from Operations	4,598	3,004	1,234	1,247	1,607	10

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,391	4,143	1,611	825	795	18
Transfers between variable and fixed accounts, net	(13,329)	5,245	7,357	2,792	17,862	246
Transfers—policy charges and deductions	(2,292)	(2,233)	(833)	(344)	(393)	(6)
Transfers—surrenders	(1,289)	(1,068)	(283)	(59)	(43)	—
Transfers—other	(562)	324	(101)	(28)	2,045	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,081)	6,411	7,751	3,186	20,266	258

NET INCREASE (DECREASE) IN NET ASSETS	(8,483)	9,415	8,985	4,433	21,873	268

NET ASSETS
Beginning of Year/Period	48,474	39,059	9,117	4,684	—	—

End of Year/Period	$39,991	$48,474	$18,102	$9,117	$21,873	$268

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Prior year net investment income and realized gain for Variable Account V have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Fidelity VIP Mid Cap	Fidelity VIP Value Strategies	Mercury Basic Value	Mercury Global Allocation
	Service Class 2	Service Class 2	V.I. Fund Class III	V.I. Fund Class III
	Variable Account	Variable Account	Variable Account (1)	Variable Account (1)
	Period Ended	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2005 (2)	2005 (2)	2005 (2)	2005 (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$2	$56
Realized gain (loss)	(94)	13	9	3
Change in unrealized appreciation (depreciation) on investments	541	9	(7)	100

Net Increase in Net Assets Resulting from Operations	447	22	4	159

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	524	16	15	104
Transfers between variable and fixed accounts, net	13,871	316	147	2,711
Transfers—policy charges and deductions	(212)	(10)	(5)	(55)
Transfers—surrenders	(34)	(9)	(18)	(10)
Transfers—other	791	(1)	—	(9)

Net Increase in Net Assets
Derived from Policy Transactions	14,940	312	139	2,741

NET INCREASE IN NET ASSETS	15,387	334	143	2,900

NET ASSETS
Beginning of Period	—	—	—	—

End of Period	$15,387	$334	$143	$2,900

(1)	Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts were formerly named Merrill Lynch Basic Value V.I. Fund Class III and Merrill Lynch Global Allocation V.I. Fund Class III Variable Accounts, respectively.

(2)	Operations commenced during 2005 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	T. Rowe Price Blue Chip	T. Rowe Price Equity Income	Van Eck Worldwide Hard
	Growth Portfolio - II	Portfolio - II	Assets Fund
	Variable Account	Variable Account	Variable Account
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2005 (1)	2005 (1)	2005 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1	$74	$—
Realized gain	1	351	177
Change in unrealized appreciation (depreciation) on investments	28	(154)	2,241

Net Increase in Net Assets Resulting from Operations	30	271	2,418

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	77	377	576
Transfers between variable and fixed accounts, net	568	8,770	9,647
Transfers—policy charges and deductions	(23)	(330)	(211)
Transfers—surrenders	(1)	(290)	(200)
Transfers—other	—	(877)	(32)

Net Increase in Net Assets Derived from Policy Transactions	621	7,650	9,780

NET INCREASE IN NET ASSETS	651	7,921	12,198

NET ASSETS
Beginning of Period	—	—	—

End of Period	$651	$7,921	$12,198

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

	AUV	Number		Ratios of
	at	of	Total	Investment
	End	Units	Net	Income to
	of	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	(in $000's)	(in $000's)	Assets (1)	Returns (2)

Blue Chip
2005	$ 7.75	7,040	$54,594	0.34%	2.94%
2004	7.53	8,860	66,740	0.73%	4.65%
2003	7.20	6,372	45,862	0.27%	25.36%
2002	5.74	4,934	28,332	0.14%	(25.94%)
01/04/2001 - 12/31/2001 (3)	7.75	2,812	21,799	0.12%	(21.39%)

Aggressive Growth
2005	$ 9.32	979	$ 9,127	0.00%	5.59%
2004	8.83	1,903	16,799	0.00%	11.88%
2003	7.89	779	6,148	0.00%	26.66%
2002	6.23	538	3,355	0.00%	(22.32%)
01/04/2001 - 12/31/2001 (3)	8.02	687	5,514	0.00%	(18.82%)

Financial Services
2005	$11.59	694	$ 8,052	1.51%	5.48%
2004	10.99	638	7,011	0.92%	8.72%
2003	10.11	525	5,303	0.83%	29.00%
2002	7.84	426	3,334	0.27%	(14.59%)
01/04/2001 - 12/31/2001 (3)	9.17	293	2,685	0.49%	(7.97%)

Diversified Research
2005	$13.03	5,109	$66,555	0.47%	5.24%
2004	12.38	4,639	57,426	0.63%	11.20%
2003	11.13	3,941	43,866	0.48%	32.63%
2002	8.39	1,570	13,175	0.29%	(24.19%)
2001 (3)	11.07	1,982	21,942	0.27%	(2.05%)

Equity
2005	$12.41	4,012	$49,777	0.26%	6.53%
2004	11.65	4,205	48,978	0.79%	5.14%
2003	11.08	4,520	50,077	0.38%	24.33%
2002	8.91	4,499	40,086	0.40%	(26.51%)
2001 (3), (4)	12.12	4,380	53,102	0.05%	(20.84%)

American Funds Growth-Income (5)
05/03/2005 - 12/31/2005	$10.99	1,682	$18,482	1.92%	9.88%

American Funds Growth (5)
05/03/2005 - 12/31/2005	$12.00	2,212	$26,533	0.78%	19.96%

Technology
2005	$ 6.00	2,027	$12,165	0.00%	21.71%
2004	4.93	1,963	9,678	0.00%	3.67%
2003	4.76	1,902	9,046	0.00%	42.58%
2002	3.34	956	3,187	0.00%	(46.34%)
01/05/2001 - 12/31/2001 (3)	6.22	628	3,903	0.00%	(36.41%)

Short Duration Bond
2005	$10.38	3,819	$39,641	3.05%	1.57%
2004	10.22	3,223	32,933	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732	17,489	2.67%	0.96%

Concentrated Growth (6)
2005	$4.54	1,331	$6,047	0.00%	2.34%
2004	4.44	1,377	6,114	0.00%	12.66%
2003	3.94	1,543	6,084	0.00%	43.22%
2002	2.75	1,139	3,135	0.00%	(38.62%)
2001 (3)	4.48	905	4,057	0.00%	(32.93%)

Growth LT
2005	$39.62	7,403	$293,350	0.25%	7.68%
2004	36.80	8,118	298,732	0.00%	10.40%
2003	33.33	8,820	293,997	0.00%	33.98%
2002	24.88	9,178	228,344	0.99%	(28.97%)
2001 (3), (4)	35.03	9,879	346,022	1.09%	(28.84%)

Focused 30
2005	$10.08	1,810	$18,236	1.06%	22.07%
2004	8.25	1,076	8,882	0.06%	14.85%
2003	7.19	734	5,276	0.00%	42.26%
2002	5.05	440	2,224	0.17%	(29.41%)
2001 (3)	7.16	264	1,890	0.07%	(13.24%)

Health Sciences
2005	$12.13	1,323	$16,053	0.00%	15.28%
2004	10.52	1,164	12,251	0.00%	7.54%
2003	9.79	1,003	9,819	0.00%	27.82%
2002	7.66	813	6,224	0.00%	(23.30%)
01/04/2001 - 12/31/2001 (3)	9.98	599	5,978	0.00%	1.04%

Mid-Cap Value
2005	$22.01	7,960	$175,210	0.54%	8.87%
2004	20.22	7,867	159,059	0.42%	25.08%
2003	16.16	6,440	104,101	0.59%	29.10%
2002 (4)	12.52	5,156	64,559	0.43%	(14.46%)
2001 (3), (4)	14.64	4,920	72,018	0.90%	13.93%

International Value
2005	$26.05	8,552	$222,780	1.97%	9.43%
2004	23.80	8,918	212,291	1.64%	16.42%
2003	20.45	8,874	181,446	1.78%	27.71%
2002	16.01	8,707	139,406	0.96%	(13.91%)
2001 (3), (4)	18.60	9,154	170,229	1.02%	(22.30%)

Capital Opportunities
2005	$8.31	1,265	$10,513	0.88%	1.83%
2004	8.16	1,941	15,841	0.79%	12.69%
2003	7.24	1,720	12,457	0.45%	27.13%
2002	5.70	1,422	8,099	0.19%	(26.78%)
01/12/2001 - 12/31/2001 (3)	7.78	1,093	8,503	0.21%	(21.52%)

See Notes to Financial Statements	See explanation of references on SA-26

SA-24

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV	Number		Ratios of
	at	of	Total	Investment
	End	Units	Net	Income to
	of	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	(in $000's)	(in $000's)	Assets (1)	Returns (2)

International Large-Cap
2005	$9.21	14,567	$134,228	0.87%	12.70%
2004	8.18	10,780	88,145	1.08%	18.61%
2003	6.89	9,225	63,594	1.31%	30.52%
2002	5.28	6,711	35,449	0.95%	(17.63%)
2001 (3)	6.41	5,032	32,264	0.84%	(18.63%)

Equity Index
2005	$46.80	10,744	$502,818	1.46%	4.67%
2004	44.71	11,113	496,919	1.78%	10.58%
2003	40.43	11,037	446,273	1.59%	28.29%
2002 (4)	31.52	10,892	343,290	1.35%	(22.34%)
2001 (3), (4)	40.58	10,509	426,521	1.07%	(11.18%)

Small-Cap Index
2005	$16.35	17,236	$281,759	0.49%	4.38%
2004	15.66	19,260	301,641	0.84%	17.76%
2003	13.30	5,554	73,866	0.71%	46.53%
2002	9.08	3,650	33,129	0.82%	(21.19%)
2001 (3), (4)	11.52	3,112	35,837	1.12%	2.78%

Fasciano Small Equity (7)
2005	$12.93	3,275	$42,331	0.22%	2.66%
2004	12.59	2,951	37,157	0.66%	18.94%
2003	10.59	3,398	35,974	0.53%	33.14%
2002	7.95	3,189	25,356	0.00%	(25.09%)
2001 (3)	10.61	2,893	30,701	0.00%	(16.90%)

Small-Cap Value
2005	$17.95	2,558	$45,901	1.37%	13.65%
2004 (4)	15.79	2,058	32,499	2.28%	24.41%
05/01/2003 -12/31/2003	12.69	971	12,323	1.76%	26.93%

Multi-Strategy
2005	$44.75	2,421	$108,337	2.24%	3.78%
2004	43.12	2,441	105,253	1.76%	9.81%
2003	39.26	2,453	96,327	1.47%	23.28%
2002 (4)	31.85	3,315	105,601	2.01%	(13.06%)
2001 (3), (4)	36.64	4,275	156,631	2.50%	(0.79%)

Main Street Core (8)
2005	$45.97	3,318	$152,529	1.11%	5.99%
2004	43.37	3,405	147,679	1.32%	9.54%
2003	39.59	3,594	142,279	1.03%	26.96%
2002	31.19	3,693	115,176	0.70%	(28.40%)
2001 (3), (4)	43.56	4,485	195,359	0.69%	(7.87%)

Emerging Markets
2005	$19.82	4,934	$97,790	1.09%	41.47%
2004	14.01	4,032	56,485	1.90%	34.62%
2003	10.41	3,597	37,434	1.20%	68.42%
2002	6.18	3,250	20,079	0.48%	(3.07%)
2001 (3)	6.37	3,267	20,822	0.16%	(9.32%)

Managed Bond
2005	$37.19	8,494	$315,930	3.40%	2.63%
2004 (4)	36.24	6,212	225,105	2.96%	5.38%
2003 (4)	34.39	6,314	217,153	4.29%	6.24%
2002 (4)	32.37	7,163	231,892	4.63%	10.93%
2001 (3)	29.18	7,088	206,826	5.14%	6.65%

Inflation Managed (9)
2005	$37.88	4,076	$154,399	3.00%	2.54%
2004 (4)	36.94	3,319	122,600	0.83%	8.90%
2003 (4)	33.92	3,042	103,178	0.08%	8.24%
2002 (4)	31.34	3,122	97,833	1.08%	15.45%
2001 (3)	27.14	1,562	42,395	3.63%	4.28%

Money Market
2005	$20.78	9,011	$187,233	2.74%	2.82%
2004	20.21	13,542	273,645	1.01%	1.01%
2003	20.01	13,893	277,927	0.80%	0.79%
2002	19.85	16,460	326,717	1.43%	1.42%
2001 (3)	19.57	11,633	227,674	3.70%	3.85%

High Yield Bond
2005	$35.61	2,046	$72,879	7.05%	2.37%
2004	34.79	2,242	77,993	7.12%	9.42%
2003	31.79	2,290	72,817	7.37%	20.29%
2002	26.43	2,075	54,855	8.67%	(3.00%)
2001 (3)	27.25	1,987	54,147	9.89%	1.17%

Equity Income
2005	$12.93	1,496	$19,345	1.80%	5.63%
2004	12.24	1,279	15,664	1.41%	12.19%
2003	10.91	1,241	13,543	1.59%	26.24%
01/02/2002 - 12/31/2002	8.65	710	6,137	1.71%	(13.55%)

Large-Cap Value
2005	$14.26	9,609	$137,008	1.29%	6.16%
2004	13.43	10,753	144,430	1.39%	9.93%
2003	12.22	8,834	107,947	1.31%	31.24%
2002	9.31	7,083	65,946	1.05%	(22.96%)
2001 (3), (4)	12.08	6,199	74,915	0.91%	(3.04%)

Comstock (10)
2005	$11.02	3,673	$40,498	1.39%	4.36%
2004	10.56	4,334	45,781	1.88%	17.17%
2003	9.02	1,746	15,743	1.03%	31.38%
2002	6.86	557	3,822	0.10%	(22.15%)
2001 (3)	8.82	373	3,292	0.43%	(9.20%)

Mid-Cap Growth
2005	$7.84	4,678	$36,697	0.00%	17.90%
2004	6.65	3,057	20,340	0.00%	21.59%
2003	5.47	2,524	13,813	0.00%	30.39%
2002	4.20	1,540	6,465	0.00%	(47.03%)
01/04/2001 - 12/31/2001 (3)	7.92	751	5,948	0.00%	(19.83%)

Real Estate (11)
2005	$31.72	2,854	$90,522	0.89%	16.79%
2004 (4)	27.16	2,932	79,629	2.82%	37.62%
2003 (4)	19.74	2,444	48,227	3.26%	37.52%
2002 (4)	14.35	2,264	32,490	3.00%	(0.32%)
2001 (3), (4)	14.40	1,471	21,181	3.71%	8.79%

VN Small-Cap Value (5)
05/03/2005 - 12/31/2005	$11.55	209	$2,412	0.86%	15.48%

See Notes to Financial Statements	See explanation of references on SA-26

SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV	Number		Ratios of
	at	of	Total	Investment
	End	Units	Net	Income to
	of	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	(in $000's)	(in $000's)	Assets (1)	Returns (2)

I
2005	$27.53	2,850	$78,457	1.57%	10.55%
2004 (4)	24.90	2,232	55,571	1.28%	24.00%
2003	20.08	1,976	39,679	1.27%	47.43%
2002 (4)	13.62	1,726	23,506	1.34%	(15.30%)
2001 (3), (4)	16.08	1,504	24,187	5.06%	(12.77%)

II
2005	$20.93	1,419	$29,714	0.45%	13.92%
2004	18.38	1,456	26,763	0.30%	11.19%
2003	16.53	1,190	19,671	0.28%	34.58%
2002	12.28	887	10,894	0.27%	(26.52%)
2001 (3)	16.71	679	11,356	0.11%	(22.46%)

III
2005	$29.26	1,367	$39,991	0.00%	15.13%
2004	25.42	1,907	48,474	0.00%	9.33%
2003	23.25	1,680	39,059	0.00%	55.89%
2002	14.91	1,129	16,832	0.00%	(25.28%)
2001 (3), (4)	19.96	999	19,940	0.00%	(0.36%)

V
2005	$14.11	1,283	$18,102	0.76%	7.81%
2004 (4)	13.09	697	9,117	0.81%	22.60%
2003	10.68	439	4,684	0.91%	29.65%
02/06/2002 - 12/31/2002	8.23	210	1,730	1.22%	(17.66%)

Fidelity VIP Contrafund Service Class 2 (5)
02/15/2005 - 12/31/2005	$11.49	1,903	$21,873	0.00%	14.94%

Fidelity VIP Growth Service Class 2 (5)
02/15/2005 - 12/31/2005	$10.66	25	$ 268	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2 (5)
02/15/2005 - 12/31/2005	$11.60	1,327	$15,387	0.00%	15.99%

Fidelity VIP Value Strategies Services Class 2 (5)
02/15/2005 - 12/31/2005	$10.54	32	$334	0.00%	5.41%

Mercury Basic Value V.I. Fund Class III (5), (12)
02/15/2005 - 12/31/2005	$10.23	14	$143	2.48%	2.30%

Mercury Global Allocation V.I. Fund Class III (5), (12)
02/15/2005 - 12/31/2005	$10.93	265	$2,900	7.00%	9.28%

T. Rowe Price Blue Chip Growth Portfolio — II (5)
02/15/2005 - 12/31/2005	$10.73	61	$651	0.28%	7.30%

T. Rowe Price Equity Income Portfolio — II (5)
02/15/2005 - 12/31/2005	$10.32	768	$7,921	1.94%	3.19%

Van Eck Worldwide Hard Assets Fund (5)
02/15/2005 - 12/31/2005	$14.34	850	$12,198	0.00%	43.43%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Variable Accounts from the underlying portfolios, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) charges that are assessed against policyholder accounts. The recognition of investment income by the Variable Accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the Variable Accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios and do not include deductions at the separate account or policy level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Total returns were calculated through 12/28/2001, the last business day of the fiscal year for the Separate Account.

(4)	Prior year investment income ratios have been restated to conform with current year presentation. This change had no impact on total net assets.

(5)	Operations commenced during 2005 (See Note 1 to Financial Statement).

(6)	Prior to 02/01/2005, Concentrated Growth Variable Account was named I-Net Tollkeeper Variable Account.

(7)	Prior to 05/01/2005, Fasciano Small Equity Variable Account was named Aggressive Equity Variable Account.

(8)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account. Prior to 01/01/2002, the Variable Account was named Equity Income Variable Account.

(9)	Prior to 05/01/2001, Inflation Managed Variable Account was named Government Securities Variable Account.

(10)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(11)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

(12)	Prior to 05/01/2005, Mercury Basic Value V.I. Class III Variable Account and Mercury Global Allocation V.I. Class III Variable Account were named Merrill Lynch Basic Value V.I. Class III Variable Account and Merrill Lynch Global Allocation V.I. Class III Variable Accounts, respectively.
See Notes to Financial Statements

SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2005 is comprised of forty-seven subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds of Pacific Select Fund, M Fund, Inc., Fidelity®Variable Insurance Products Funds, FAM Variable Series Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (each, a “Fund” and collectively, the “Funds”) as follows:

Pacific Select Fund
Blue Chip (Large-Cap Growth effective January 1, 2006)
Aggressive Growth
Financial Services
Diversified Research
Equity
American Funds® Growth-Income
American Funds® Growth
Technology
Short Duration Bond
Concentrated Growth (formerly I-Net TollkeeperSM)
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
International Value
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity (formerly Aggressive Equity)
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Equity Income
Large-Cap Value
Comstock
Mid-Cap Growth
Real Estate
VN Small-Cap Value
M Fund, Inc.
Brandes International Equity
Turner Core Growth
Frontier Capital Appreciation
Business Opportunity Value
Fidelity Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2
Fidelity VIP Growth Service Class 2
Fidelity VIP Mid Cap Service Class 2
Fidelity VIP Value Strategies Service Class 2
FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.)
Mercury Basic Value V.I. Class III (formerly Merrill Lynch Basic Value V.I. Class III)
Mercury Global Allocation V.I. Class III (formerly Merrill Lynch Global Allocation V.I. Class III)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II
T. Rowe Price Equity Income — II
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets
     American Funds is a registered trademark of American Funds Distributors, Inc., I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., Main Street is a registered trademark of OppenheimerFunds, Inc., and Fidelity and Contrafund are registered trademarks of FMR Co., Inc. Each portfolio/fund pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections C through G of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) twelve new Variable Accounts that began operations in 2005: the American Funds Growth-Income, American Funds Growth, VN Small-Cap Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts. The American Funds Growth-Income, American Funds Growth, and VN Small-Cap Value Variable Accounts commenced operations on May 3, 2005. The other nine Variable Accounts commenced operations on February 15, 2005.
     The net assets of the Pacific Select Fund’s Small-Cap Equity Portfolio (the “Acquired Portfolio”), the underlying portfolio for the Small-Cap Equity Variable Account, were transferred to the Pacific Select Fund’s Small-Cap Index Portfolio (the “Surviving Portfolio”), the underlying portfolio for the Small-Cap Index Variable Account, in exchange for shares of the Surviving Portfolio (the “Reorganization”). The Reorganization took place on April 30, 2004. In connection with the Reorganization, a total of 4,624,693 outstanding accumulation units (valued at $209,557,926) of the Small-Cap Equity Variable Account were exchanged for 15,637,302 accumulation units with equal value of the Small-Cap Index Variable account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business

SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS(Continued)
conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from the amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. SUBSTITUTION AND SUBSEQUENT EVENTS
     An application for an order of approval for the substitution of the Equity Income Portfolio, the underlying portfolio for the Equity Income Variable Account, with shares of the American Funds Growth-Income Portfolio, the underlying portfolio for the American Funds Growth-Income Variable Account, has been filed with the SEC. If the SEC issues an order to permit the substitution, the Equity Income Portfolio will be liquidated and its shares will be exchanged for shares of the American Funds Growth-Income Portfolio. The Equity Income Portfolio will then be closed.
     On November 14, 2005, the Pacific Select Fund’s Board approved plans of reorganization (the “Reorganizations”) subject to approval by the SEC and the shareholders of the Aggressive Growth and Financial Services Portfolios, the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, respectively. Under the Reorganizations, the Mid-Cap Growth Portfolio and the Large-Cap Value Portfolio, the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, will acquire all of the assets and liabilities of the Aggressive Growth Portfolio and Financial Services Portfolio, respectively. The Reorganizations are expected to be effective as of the close of business on April 28, 2006, or on a later date as the parties may agree.

SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2005, were as follows (amounts in thousands):

Variable Accounts	Purchases	Sales
Blue Chip	$24,321	$37,271
Aggressive Growth	12,960	21,017
Financial Services	1,991	1,341
Diversified Research	18,165	12,405
Equity	10,167	12,399
American Funds Growth-Income (1)	23,043	5,687
American Funds Growth (1)	31,240	7,760
Technology	3,565	3,104
Short Duration Bond	18,362	12,269
Concentrated Growth (2)	1,344	1,528
Growth LT	17,702	43,876
Focused 30	10,341	3,823
Health Sciences	5,330	3,569
Mid-Cap Value	49,388	47,159
International Value	25,170	33,946
Capital Opportunities	6,811	12,245
International Large-Cap	38,598	7,742
Equity Index	41,448	58,203
Small-Cap Index	33,655	63,416
Fasciano Small Equity (2)	11,462	7,654
Small-Cap Value	21,167	12,837
Multi-Strategy	12,045	13,006
Main Street Core	19,550	23,287
Emerging Markets	20,187	6,663
Managed Bond	98,925	15,906
Inflation Managed	46,939	19,158
Money Market	251,178	343,272
High Yield Bond	43,138	50,008
Equity Income	7,883	5,281
Large-Cap Value	44,749	58,717
Comstock	27,683	34,627
Mid-Cap Growth	16,224	4,137
Real Estate	11,376	13,644
VN Small-Cap Value (1)	3,577	1,358
I	21,994	6,883
II	6,632	7,255
III	14,777	27,858
V	11,331	3,580
Fidelity VIP Contrafund Service Class 2 (1)	32,494	12,228
Fidelity VIP Growth Service Class 2 (1)	352	94
Fidelity VIP Mid Cap Service Class 2 (1)	26,457	11,517
Fidelity VIP Value Strategies Service Class 2 (1)	547	235
Mercury Basic Value V.I. Class III (1), (2)	188	49
Mercury Global Allocation V.I. Class III (1), (2)	2,821	80
T. Rowe Price Blue Chip Growth — II (1)	673	52
T. Rowe Price Equity Income — II (1)	9,328	1,678
Van Eck Worldwide Hard Assets (1)	11,248	1,468

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	The Concentrated Growth, Fasciano Small Equity, Mercury Basic Value V.I. Class III, and Mercury Global Allocation V.I. Class III Variable Accounts were formerly named I-Net Tollkeeper, Aggressive Equity, Merrill Lynch Basic Value V.I. Class III, and Merrill Lynch Global Allocation V.I. Class III Variable Accounts, respectively.

SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
7. CHANGES IN UNITS OUTSTANDING
The changes in units outstanding for the years or periods ended December 31, 2005 and 2004 were as follows (amounts in thousands):

	2005			2004
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Blue Chip	3,850	(5,670)	(1,820)	4,880	(2,392)	2,488
Aggressive Growth	1,756	(2,680)	(924)	1,920	(796)	1,124
Financial Services	300	(244)	56	538	(425)	113
Diversified Research	3,308	(2,838)	470	5,607	(4,909)	698
Equity	2,044	(2,237)	(193)	2,385	(2,700)	(315)
American Funds Growth-Income (1)	2,009	(327)	1,682	—	—	—
American Funds Growth (1)	2,661	(449)	2,212	—	—	—
Technology	1,647	(1,583)	64	2,674	(2,613)	61
Short Duration Bond	2,933	(2,337)	596	2,389	(898)	1,491
Concentrated Growth (2)	2,037	(2,083)	(46)	2,718	(2,884)	(166)
Growth LT	2,958	(3,673)	(715)	3,159	(3,861)	(702)
Focused 30	2,191	(1,457)	734	901	(559)	342
Health Sciences	926	(767)	159	959	(798)	161
Mid-Cap Value	7,686	(7,593)	93	10,024	(8,597)	1,427
International Value	3,826	(4,192)	(366)	4,624	(4,580)	44
Capital Opportunities	675	(1,351)	(676)	919	(698)	221
International Large-Cap	9,878	(6,091)	3,787	8,191	(6,636)	1,555
Equity Index	3,869	(4,238)	(369)	4,458	(4,382)	76
Small-Cap Index	12,586	(14,610)	(2,024)	25,242	(11,536)	13,706
Fasciano Small Equity (2)	1,931	(1,607)	324	1,721	(2,168)	(447)
Small-Cap Value	2,706	(2,206)	500	2,009	(922)	1,087
Multi-Strategy	980	(1,000)	(20)	786	(798)	(12)
Main Street Core	1,046	(1,133)	(87)	1,056	(1,245)	(189)
Emerging Markets	4,696	(3,794)	902	3,909	(3,474)	435
Managed Bond	10,308	(8,026)	2,282	5,157	(5,259)	(102)
Inflation Managed	2,559	(1,802)	757	2,001	(1,724)	277
Money Market	43,374	(47,905)	(4,531)	54,385	(54,736)	(351)
High Yield Bond	2,332	(2,528)	(196)	1,805	(1,853)	(48)
Equity Income	894	(677)	217	1,675	(1,637)	38
Large-Cap Value	7,739	(8,883)	(1,144)	6,564	(4,645)	1,919
Comstock	4,019	(4,680)	(661)	3,925	(1,337)	2,588
Mid-Cap Growth	3,826	(2,205)	1,621	2,537	(2,004)	533
Real Estate	2,323	(2,401)	(78)	2,928	(2,440)	488
VN Small-Cap Value (1)	289	(80)	209	—	—	—
I	1,970	(1,352)	618	1,524	(1,268)	256
II	799	(836)	(37)	2,640	(2,374)	266
III	910	(1,450)	(540)	2,360	(2,133)	227
V	1,190	(604)	586	463	(205)	258
Fidelity VIP Contrafund Service Class 2 (1)	3,316	(1,413)	1,903	—	—	—
Fidelity VIP Growth Service Class 2 (1)	29	(4)	25	—	—	—
Fidelity VIP Mid Cap Service Class 2 (1)	2,414	(1,087)	1,327	—	—	—
Fidelity VIP Value Strategies Service Class 2 (1)	75	(43)	32	—	—	—
Mercury Basic Value V.I. Class III (1), (2)	22	(8)	14	—	—	—
Mercury Global Allocation V.I. Class III (1), (2)	280	(15)	265	—	—	—
T. Rowe Price Blue Chip Growth — II (1)	71	(10)	61	—	—	—
T. Rowe Price Equity Income — II (1)	1,006	(238)	768	—	—	—
Van Eck Worldwide Hard Assets (1)	1,436	(586)	850	—	—	—

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	The Concentrated Growth, Fasciano Small Equity, Mercury Basic Value V.I. Class III, and Mercury Global Allocation V.I. Class III Variable Accounts were formerly named I-Net Tollkeeper, Aggressive Equity, Merrill Lynch Basic Value V.I. Class III, and Merrill Lynch Global Allocation V.I. Class III Variable Accounts, respectively.

SA-30

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for variable interest entities in 2005 and for certain non-traditional long-duration contracts in 2004.
/s/DELOITTE & TOUCHE LLP
Costa Mesa, Ca
February 24, 2006

PL-1

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2005	2004

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,685	$25,849
Equity securities available for sale, at estimated fair value	417	384
Trading securities, at estimated fair value	72	226
Mortgage loans	3,925	3,286
Real estate	129	134
Policy loans	5,904	5,629
Interest in PIMCO	368	606
Other investments	993	1,175

TOTAL INVESTMENTS	37,493	37,289
Cash and cash equivalents	672	836
Deferred policy acquisition costs	3,787	3,278
Accrued investment income	409	411
Other assets	869	779
Separate account assets	37,940	32,032

TOTAL ASSETS	$81,170	$74,625

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$30,143	$29,652
Future policy benefits	5,098	4,910
Short-term and long-term debt	177	176
Group insurance segment liabilities	57	181
Other liabilities	1,593	1,834
Variable interest entity debt	39
Separate account liabilities	37,940	32,032

TOTAL LIABILITIES	75,047	68,785

Commitments and contingencies (Note 20)
Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	502	497
Unearned ESOP shares	(8)	(17)
Retained earnings	4,839	4,297
Accumulated other comprehensive income	760	1,033

TOTAL STOCKHOLDER’S EQUITY	6,123	5,840

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$81,170	$74,625

See Notes to Consolidated Financial Statements

PL-2

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,361	$1,367	$1,109
Net investment income	1,921	1,838	1,770
Net realized investment gain (loss)	23	2	(79)
Realized investment gain on interest in PIMCO	104	169	327
Commission revenue	274	270	220
Investment advisory fees	317	248	174
Other income	38	26	33

TOTAL REVENUES	4,038	3,920	3,554

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,198	1,125	1,153
Policy benefits paid or provided	706	715	770
Commission expenses	732	721	492
Operating expenses	798	670	582

TOTAL BENEFITS AND EXPENSES	3,434	3,231	2,997

INCOME FROM CONTINUING OPERATIONS BEFORE
PROVISION FOR INCOME TAXES	604	689	557
Provision for income taxes	101	142	149

INCOME FROM CONTINUING OPERATIONS	503	547	408
Discontinued operations, net of taxes	41	33	28
Cumulative adjustments due to changes in accounting principles	(2)	(19)

NET INCOME	$542	$561	$436

See Notes to Consolidated Financial Statements

PL-3

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on	Minimum
					Derivatives	Pension	Unrealized
			Unearned		and Securities	Liability	Gain on
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	Interest in
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	PIMCO, Net	Total

	(In Millions)
BALANCES, JANUARY 1, 2003	$30	$153	($42)	$3,300	$407	($44)	$413	$4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Allocation of unearned ESOP shares		(2)	13					11
Other equity adjustments		(1)						(1)

BALANCES, DECEMBER 31, 2003	30	500	(29)	3,736	835	(3)	233	5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(5)	(101)	(32)

Total comprehensive income								529
Allocation of unearned ESOP shares		(1)	12					11
Other equity adjustments		(2)						(2)

BALANCES, DECEMBER 31, 2004	30	497	(17)	4,297	909	(8)	132	5,840
Comprehensive income:
Net income				542				542
Other comprehensive income (loss)					(227)	3	(49)	(273)

Total comprehensive income								269
Allocation of unearned ESOP shares		1	9					10
Other equity adjustments		4						4

BALANCES, DECEMBER 31, 2005	$30	$502	($8)	$4,839	$682	($5)	$83	$6,123

See Notes to Consolidated Financial Statements

PL-4

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$501	$528	$408
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(96)	(75)	(60)
Depreciation and other amortization	36	37	43
Deferred income taxes	63	(54)	(23)
Net realized investment (gain) loss	(23)	(2)	79
Realized investment gain on interest in PIMCO	(104)	(169)	(327)
Net change in deferred policy acquisition costs	(452)	(376)	(558)
Interest credited to policyholder account balances	1,198	1,125	1,153
Change in trading securities	154	80	266
Change in accrued investment income	2		20
Change in future policy benefits	172	76	283
Change in other assets and liabilities	133	408	196

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,584	1,578	1,480
Net cash used in operating activities of discontinued operations	(79)	(28)	(1)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,505	1,550	1,479

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(4,061)	(6,020)	(7,309)
Sales	1,509	1,133	2,143
Maturities and repayments	2,381	2,223	2,881
Repayments of mortgage loans	423	1,833	584
Proceeds from sales of real estate	19	41	5
Purchases of mortgage loans and real estate	(1,153)	(1,299)	(1,175)
Change in policy loans	(275)	(222)	(292)
Interest in PIMCO	266	500	999
Change in cash due to consolidation of variable interest entities	14	30
Decrease in cash due to deconsolidation of variable interest entity	(72)
Other investing activity, net	(594)	611	201

NET CASH USED IN INVESTING ACTIVITIES	(1,543)	(1,170)	(1,963)

(Continued)
See Notes to Consolidated Financial Statements

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Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2005	2004	2003

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,275	$5,633	$5,842
Withdrawals	(5,389)	(5,575)	(5,604)
Net change in short-term and long-term debt	1	(109)	(200)
Payments of variable interest entity debt	(23)
Capital contribution			350
Allocation of unearned ESOP shares	10	11	11

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(126)	(40)	399

Net change in cash and cash equivalents	(164)	340	(85)
Cash and cash equivalents, beginning of year	836	496	581

CASH AND CASH EQUIVALENTS, END OF YEAR	$672	$836	$496

NON-CASH INVESTING AND FINANCING ACTIVITIES
Increases due to accounting for variable interest entities:
Fixed maturity securities available for sale	$48
Other investments	$25
Variable interest entity debt	$62

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$237	$129	$102
Interest paid	$16	$13	$29

See Notes to Consolidated Financial Statements

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Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a California mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005 (the Redomestication).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, pension and institutional products, and broker-dealer operations. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $30 million and $34 million as of December 31, 2005 and 2004, respectively. Included in operating expenses is the minority interest share of net income of $2 million, insignificant income and $1 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Pacific Life prepared its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI prior to the Redomestication and on accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI) subsequent to the Redomestication. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability: deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation, liabilities for future policy benefits, provision for income taxes, and accounting for employee benefit plans.

Certain prior year amounts have been reclassified to conform to the 2005 financial statement presentation.

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RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In June 2005, the Emerging Issues Task Force (EITF) reached a consensus on EITF Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights. This EITF addresses whether a partnership should be consolidated by one of its partners and evaluates what considerations are relevant in determining whether a general partner should consolidate a limited partnership. EITF Issue No. 04-5 is effective immediately for new agreements subsequent to July 1, 2005 and in the first quarter of 2006 for existing agreements prior to July 1, 2005 as a cumulative effect through retained earnings or as a retroactive restatement. The adoption of EITF Issue No. 04-5 did not have a significant impact on the Company’s consolidated financial statements for agreements subsequent to July 1, 2005 and is not expected to have a significant impact on the Company’s consolidated financial statements for agreements entered into prior to July 1, 2005.

In March 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FASB Interpretation No. (FIN) 46 (R) -5, Implicit Variable Interests Under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities. This FSP addresses whether a reporting entity has an implicit variable interest in a VIE that commonly arises in leasing arrangements among related parties, as well as other types of arrangements involving both related and unrelated parties. This FSP was effective in the second quarter of 2005 and had no impact on the Company’s consolidated financial statements.

In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations. FIN 47 clarifies that the term “conditional asset retirement obligation” as used in Statement of Financial Accounting Standard (SFAS) No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation. FIN 47 was adopted in the fourth quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board (APB) No. 29, Accounting for Nonmonetary Transactions. This statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets and replaces it with an exception for exchanges that do not have commercial substance. This statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 was effective for nonmonetary asset exchanges occurring beginning in the third quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid (TPA), which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

Separate account assets and liabilities represent funds segregated for the benefit of certain contract holders who bear the investment risk. The Company’s accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. For example, separate account assets and liabilities are equal and reported at fair value, and the Company does not have any investments in separate accounts. Also, policyholder deposits and withdrawals, investment income, and related realized investment gains and losses are excluded from the amounts reported in the consolidated statements of operations, and fees charged on contract holder deposits and balances are included in revenues as policy fees and investment advisory fees. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

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Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company had historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company had historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption in 2004 of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as VIEs, should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers. Upon adoption of FIN 46R on January 1, 2005, the provisions of FIN 46R were applied to VIEs created after December 31, 2003.

The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46R, the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46R. This decrease in net income is a non-economic loss that is anticipated to reverse into income at the termination of the VIE.

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FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements or insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006 and adoption is not expected to have a significant impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. SFAS No. 154 eliminates the requirement in APB No. 20, Accounting Changes, to include the cumulative effect of changes in accounting principle in the statement of operations in the period of change. Instead, this statement requires retrospective application of changes in accounting principle to prior periods’ financial statements. This statement is effective for accounting changes and corrections of errors in the first quarter of 2006.

In November 2003, the FASB Task Force reached a partial consensus under EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. This EITF required certain quantitative and qualitative disclosures for securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which are impaired at the statement of financial condition date but for which an other than temporary impairment has not been recognized. The portions of this EITF on which consensus was reached were effective for financial statements for fiscal years ending after December 15, 2003. Effective December 31, 2003, the required disclosures were included in the notes to consolidated financial statements. In November 2005, the FASB issued FSP FAS No. 115-1 and FAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within the FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115. The FSP nullifies certain requirements of EITF Issue No. 03-1 regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and APB Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount or reduced premium recorded for the debt security would be amortized over the remaining life of the debt security as a yield adjustment. The FSP is effective for fiscal years beginning after December 15, 2005 and adoption is not expected to have a significant impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and

PL-10

low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2005		December 31, 2004
	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$19,383	75.5%	$19,712	76.2%
Matrix-priced	5,474	21.3%	5,523	21.4%
Other methods	828	3.2%	614	2.4%

	$25,685	100.0%	$25,849	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2005 and 2004.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

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Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $23 million, $24 million and $25 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

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DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2005 and 2004, the carrying value of DAC was $3.8 billion and $3.3 billion, respectively (Note 8).

For universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $472 million and $419 million as of December 31, 2005 and 2004, respectively.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $84 million and $86 million as of December 31, 2005 and 2004, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 3.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods are recorded as unearned revenue reserves. The unearned revenue is recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue

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related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2005 and 2004, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

PL-14

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 9, 10 and 13, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

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2.	STATUTORY RESULTS

Pacific Life prepared its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI prior to the Redomestication, and accounting practices prescribed or permitted by the NE DOI subsequent to the Redomestication, both of which are a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2005	2004

	(In Millions)
Statutory capital and surplus	$3,009	$2,814
DAC	3,741	3,273
Accumulated other comprehensive income	764	1,026
Non-admitted assets	505	399
Asset valuation reserve	374	311
Insurance and annuity reserves	(25)	(164)
Surplus notes	(150)	(150)
Unearned revenue reserve	(487)	(399)
Deferred income taxes	(628)	(438)
CRVM and CARVM(1)	(874)	(792)
Other	(106)	(40)

Stockholder’s equity as reported herein	$6,123	$5,840

(1) The Commissioners’ Reserve Valuation Method (CRVM) and the Commissioners’ Annuity Reserve Valuation Method (CARVM) adjustments represent the reserve expense allowance on variable UL and VA contracts, which are allowed under statutory accounting principles, but not U.S. GAAP.

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Statutory net income	$234	$508	$277
DAC	454	385	551
Derivatives	23	1	16
Partnerships and joint ventures	9	62	(13)
Earnings of subsidiaries	(3)	(364)	125
Asset-backed securities valuation differences	(4)	32	(23)
Net realized gain (loss) on trading securities	(14)	(2)	34
Interest maintenance reserve	(31)	(20)	(8)
Insurance and annuity reserves	(47)	(204)	(469)
Deferred income taxes	(61)	75	(121)
Other	(18)	88	67

Net income as reported herein	$542	$561	436

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in

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consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2005 and 2004, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

As a result of the Redomestication, dividend payments by Pacific Life to Pacific LifeCorp are no longer restricted by the California Insurance Code, but are instead subject to similar restrictions set forth in Nebraska law. Under the Nebraska Insurance Code, ordinary dividends in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the NE DOI. Based on this limitation and 2005 statutory results, Pacific Life could pay $243 million in ordinary dividends to Pacific LifeCorp in 2006 without prior regulatory approval from the Director of Insurance of the State of Nebraska. No dividends were paid during 2005, 2004 and 2003.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2005 statutory results, PL&A could pay $35 million in dividends to Pacific Life in 2006 without prior regulatory approval. No dividends were paid during 2005, 2004 and 2003.
3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $285 million and $290 million as of December 31, 2005 and 2004, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $311 million and $314 million as of December 31, 2005 and 2004, respectively. The contribution to income from the Closed Block amounted to $1 million, $2 million and $2 million and is primarily included in policy fees and insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2005, 2004 and 2003, respectively.

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4.	VARIABLE INTEREST ENTITIES

As discussed in Note 1, the Company has adopted the provisions of FIN 46R, which requires the Company to consolidate certain VIEs for which it is the primary beneficiary. The following table presents, as of December 31, 2005 and 2004, the total assets of and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary, and (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	December 31, 2005
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
Asset-backed securities			$1,067	$231
Collateralized bond obligations	$42	$5	94	4
Asset Management Finance Corp.			88	37
Private equity fund	46	4

	$88	$9	$1,249	$272

	December 31, 2004
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
Asset-backed securities			$661	$169
Collateralized bond obligations			252	14
Asset Management Finance Corp.	$67	$65

	$67	$65	$913	$183

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset-backed securities (ABS). These beneficial interests are issued from bankruptcy-remote special purpose entities (SPE), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46R.

COLLATERALIZED BOND OBLIGATIONS

The Company is the collateral manager and beneficial interest holder of three CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2005, 2004 and 2003. The Company has not guaranteed the performance, liquidity or obligations of the CDOs. The maximum exposure to loss is limited to the carrying amounts of retained interests. Upon adoption of FIN 46R on January 1, 2005 for VIEs created prior to December 31, 2003 (Note 1), the Company determined that it is the primary beneficiary of one CDO that it sponsored in 1998 and it was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the CDO was $39 million as of December 31, 2005. The

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remaining CDOs are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46R.
ASSET MANAGEMENT FINANCE CORP.
In September 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. In connection with this transaction, Pacific Life has a commitment to fund an additional $20 million in subordinated debt through December 31, 2006. Pacific Life was determined to be the primary beneficiary of this VIE, and AMFC was included in the consolidated financial statements of the Company effective September 2004. In December 2005, a reconsideration event occurred when AMFC issued additional common stock to an outside investor. Pacific Life was no longer considered the primary beneficiary and AMFC was deconsolidated from the Company’s consolidated financial statements effective December 31, 2005. Pacific Life’s common stock ownership was reduced to 43% as of December 31, 2005 and is accounted for under the equity method.
PRIVATE EQUITY FUND
Private equity fund is a limited partnership that was established in July 2005 that is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it was consolidated into the consolidated financial statements of the Company.
5.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P. (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2005, the interest in PIMCO had an estimated fair value of $368 million.

In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The per unit option amount, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value as of December 31, 2005 and 2004 was $585,044 and $574,004, respectively. The Agreement also limits the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount, as defined in the Agreement, as of December 31, of the preceding calendar year. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. During the year ended December 31, 2005, the Company recognized a pre-tax gain of $17 million related to this agreement.

During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2005 was $87 million.

During the year ended December 31, 2004, Allianz exercised two call options and bought approximately $500 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2004 was $169 million.

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During the year ended December 31, 2003, the Company elected to exercise four put options and sold approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax investment gain recognized for the year ended December 31, 2003 was $327 million.

Distributions are dependent on the performance of PIMCO, and will be subject to certain limitations as defined in the contractual agreements. Distributions, which are included in net investment income, totaled $20 million, $40 million and $89 million for the years ended December 31, 2005, 2004 and 2003, respectively.
6.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

In July 2005, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, increased its common stock ownership in Waterstone Financial Group, Inc., a broker-dealer, from 62% to 100% for a purchase price of $7 million.

In September 2004, a transaction was closed whereby Pacific Life acquired a 49.7% common stock ownership in AMFC. As of December 31, 2005, Pacific Life has a 43% ownership interest and accounts for this investment on the equity method of accounting (Note 4).

Effective April 1, 2004, PSD purchased from Pacific LifeCorp, its wholly owned broker-dealer subsidiary, M.L. Stern & Co., LLC (MLS). As of the transaction date, MLS’s assets and liabilities of $37 million and $25 million, respectively, were included in the consolidated financial statements of the Company. The purchase price of $12 million was based on MLS’s after tax book value. In accordance with SFAS No. 141, Business Combinations, since this transaction is between entities under common control, as the receiving entity, Pacific Life is required to report the consolidated results of operations of MLS as though the transfer of net assets had occurred at the beginning of the period. Accordingly, MLS’s consolidated statement of operations is included in the Company’s consolidated statement of operations for the years ended December 31, 2005, 2004 and 2003, respectively, after elimination of intercompany transactions.

Goodwill from acquisitions totaled $51 million and $46 million as of December 31, 2005 and 2004, respectively. There were no goodwill impairment write-downs during the years ended December 31, 2005 and 2004. Goodwill related to the acquisition of a real estate property, acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance and written down $5 million during the year ended December 31, 2003.
7.	DISCONTINUED OPERATIONS

On April 27, 2005 (Closing Date), a transaction was closed whereby the Company sold its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The transaction is structured as a coinsurance arrangement whereby the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities following the Closing Date. Group insurance segment liabilities arising prior to the Closing Date will not be reinsured. PacifiCare also obtained renewal rights for the existing business as of the Closing Date.

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Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Revenues	$221	$814	$990
Benefits and expenses	185	763	948

Income from discontinued operations	36	51	42
Provision for income taxes	13	18	14

Income from discontinued operations, net of tax	23	33	28

Net gain on sale of discontinued operations	28
Provision for income taxes	10

Net gain on sale of discontinued operations, net of taxes	18	—	—

Discontinued operations, net of taxes	$41	$33	$28

Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $45 million and $139 million, and other liabilities of $12 million and $42 million as of December 31, 2005 and 2004, respectively. Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.
Fixed assets related to discontinued operations of $4 million and $5 million as of the Closing Date and December 31, 2004, respectively, were transferred to PacifiCare and disposed of in connection with the sale.

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8.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Balance, January 1	$3,278	$2,817	$2,261

Additions:
Capitalized during the year	906	868	821

Amortization:
Allocated to commission expenses	(355)	(373)	(210)
Allocated to operating expenses	(99)	(119)	(53)

Total amortization	(454)	(492)	(263)

Allocated to OCI net unrealized (gains) losses	57	85	(2)

Balance, December 31	$3,787	$3,278	$2,817

During the years ended December 31, 2005, 2004 and 2003, the Company revised certain assumptions to develop EGPs for its variable annuity and life insurance products subject to DAC amortization. This resulted in increases in DAC amortization expense of $29 million, $25 million and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively. The revised EGPs also resulted in increased amortization of unearned revenue (Note 1) of $5 million, $40 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

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9.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$184	$14		$198
Obligations of states and political subdivisions	1,194	261	$4	1,451
Foreign governments	407	44	5	446
Corporate securities	15,214	729	117	15,826
Mortgage-backed and asset-backed securities	7,676	195	111	7,760
Redeemable preferred stock	4			4

Total fixed maturity securities	$24,679	$1,243	$237	$25,685

Total equity securities	$386	$33	$2	$417

As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$255	$6	$6	$255
Obligations of states and political subdivisions	1,148	223	6	1,365
Foreign governments	445	51	15	481
Corporate securities	14,904	1,044	51	15,897
Mortgage-backed and asset-backed securities	7,597	279	49	7,827
Redeemable preferred stock	21	3		24

Total fixed maturity securities	$24,370	$1,606	$127	$25,849

Total equity securities	$321	$63		$384

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The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2005, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,573	$29	$3	$1,599
Due after one year through five years	6,196	193	56	6,333
Due after five years through ten years	4,852	239	42	5,049
Due after ten years	4,382	587	25	4,944

	17,003	1,048	126	17,925

Mortgage-backed and asset-backed securities	7,676	195	111	7,760

Total	$24,679	$1,243	$237	$25,685

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The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	20	$109	($4)
Foreign governments	1	30	(5)
Corporate securities	493	5,201	(117)
Federal agency mortgage-backed securities	435	4,384	(111)

Total fixed maturity securities	949	9,724	(237)
Total equity securities	42	141	(13)

Total	991	$9,865	($250)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	10	$41	($1)	10	$68	($3)
Foreign governments				1	30	(5)
Corporate securities	328	3,788	(66)	165	1,413	(51)
Federal agency mortgage-backed securities	244	2,670	(48)	191	1,714	(63)

Total fixed maturity securities	582	6,499	(115)	367	3,225	(122)
Total equity securities	17	101	(3)	25	40	(10)

Total	599	$6,600	($118)	392	$3,265	($132)

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	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$144	($6)
Obligations of states and political subdivisions	20	116	(6)
Foreign governments	6	44	(15)
Corporate securities	251	2,487	(51)
Federal agency mortgage-backed securities	260	2,948	(49)

Total fixed maturity securities	542	5,739	(127)
Total equity securities	26	62	(15)

Total	568	$5,801	($142)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				5	$144	($6)
Obligations of states and political subdivisions	9	$20	($1)	11	96	(5)
Foreign governments	4	18	(1)	2	26	(14)
Corporate securities	210	2,095	(30)	41	392	(21)
Federal agency mortgage-backed securities	203	2,692	(28)	57	256	(21)

Total fixed maturity securities	426	4,825	(60)	116	914	(67)
Total equity securities				26	62	(15)

Total	426	$4,825	($60)	142	$976	($82)

As of December 31, 2005, the Company holds no fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. As of December 31, 2005, the Company held no equity securities with a material unrealized loss.

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Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Fixed maturity securities	$1,396	$1,327	$1,289
Equity securities	20	10	6
Mortgage loans	219	233	197
Real estate	34	35	29
Policy loans	197	187	200
Other	157	142	154

Gross investment income	2,023	1,934	1,875
Investment expense	102	96	105

Net investment income	$1,921	$1,838	$1,770

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $21 million, $62 million and $55 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$43	$49	$40
Gross losses on sales	(64)	(24)	(57)
Other than temporary impairments	(32)	(86)	(135)
Other	4	13	2

Total fixed maturity securities	(49)	(48)	(150)

Equity securities:
Gross gains on sales	20	6	7
Gross losses on sales		(1)
Other than temporary impairments		(1)	(4)
Other	1	1	1

Total equity securities	21	5	4

Trading securities	(8)	8	34
Real estate	8	5	(3)
Mortgage loans	(2)	(5)	(3)
Derivatives	63	46	8
Other investments	(10)	(9)	31

Total	$23	$2	($79)

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The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Available for sale securities:
Fixed maturity	($473)	($43)	$551
Equity	(32)	38	15

Total	($505)	($5)	$566

Trading securities	($14)	($3)	$53

The cumulative unrealized gain on trading securities held as of December 31, 2005 and 2004, was $4 million and $18 million, respectively.

Fixed maturity securities, which have been non-income producing for the 12 months preceding December 31, 2005 and 2004, totaled $13 million and $17 million, respectively.

As of December 31, 2005 and 2004, fixed maturity securities of $19 million and $14 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2005.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2005, $890 million, $401 million, $390 million, $236 million and $217 million were located in California, District of Columbia, Texas, Michigan and North Carolina, respectively. As of December 31, 2005, $162 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2005 and 2004. During the year ended December 31, 2005, one mortgage loan with a balance of $4 million was foreclosed and transferred to real estate at a value of $2 million. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2005 or 2004.

There were no real estate write-downs during the years ended December 31, 2005 and 2004. During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million.

10.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments, including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

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The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk and regression analysis. In certain circumstances, hedge effectiveness has been established because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2004	Additions	Terminations	2005

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$9,956	$2,246	$2,165	$10,037
Interest rate swaps	666	147	218	595
Forward starting interest rate swap agreements	825		50	775
Other	46		46	—

	11,493	2,393	2,479	11,407

Fair value hedges:
Interest rate swaps	950	224	140	1,034
Foreign currency interest rate swaps		96		96
Credit default swaps	150	50	200	—
Other	43			43

	1,143	370	340	1,173

Derivatives not designated as hedging instruments:
Variable annuity riders	6,602	5,401	535	11,468
Synthetic GICs	5,315	3,170	433	8,052
Total return swaps	546	1,321	342	1,525
Credit default swaps	225	76	166	135
Floors and options	20	375		395
Other	268	197	166	299

	12,976	10,540	1,642	21,874

Total	$25,612	$13,303	$4,461	$34,454

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The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2005	2004

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	($20)	$684
Interest rate swaps	(3)	(6)
Forward starting interest rate swap agreements	(20)	(20)

Total	($43)	$658

Fair value hedges:
Interest rate swaps	$13	($6)
Foreign currency interest rate swaps	(7)
Credit default swaps		5
Other		1

Total	$6	$0

Derivatives not designated as hedging instruments:
Variable annuity riders	$43	$42
Total return swaps	3	(16)
Other	(9)	(5)

Total	$37	$21

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

For the derivatives held as of December 31, 2005 and 2004, the majority met the short-cut or critical terms method of assuming no ineffectiveness in the hedging relationship as specified in SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate

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liabilities due to changes in benchmark interest rates. These derivatives are predominately used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominately used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2005, 2004 and 2003. Over the next 12 months, the Company anticipates that $15 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the years ended December 31, 2005, 2004 and 2003, all of the Company’s hedged forecasted transactions were determined to be probable of occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps and credit default swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate and credit risk.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

Credit default swap agreements (buy protection) are used to reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness or changes in the credit sector spread over the benchmark interest rate. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

For the years ended December 31, 2005, 2004, and 2003, the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over a 14-year, 20-year, or lifetime period, subject to certain restrictions. In addition, the Company offers an equity indexed universal life product. These embedded derivatives are recorded on the consolidated statements of financial condition in future policy benefits at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

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The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs and is not subject to the investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. To mitigate this off balance sheet risk, the Company pre-approves all investment guidelines. The Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $8.1 billion and $5.3 billion as of December 31, 2005 and 2004, respectively.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Put options/total return swaps are primarily used to economically hedge the changes in fair value due to equity risk associated with the variable annuity riders. These agreements generally involve the exchange of a fixed rate payment for the return of a specified index below a strike price. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) for the years ended December 31, 2005, 2004 and 2003 include $10 million, ($17) million and $24 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of any collateral received. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2005, the Company received collateral of $130 million and pledged collateral of $19 million to other counterparties. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

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The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2005
	Notional	Credit
	Amount	Exposure

	(In Millions)
AA	$2,621	$48
A	891	1

Total	$3,512	$49

11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES
The detail of the liability for policyholder account balances is as follows:

	December 31,
	2005	2004

	(In Millions)
Universal life	$16,376	$15,415
Funding agreements	7,276	7,722
Fixed account liabilities	4,927	5,110
GICs	1,564	1,405

Total	$30,143	$29,652

FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2005	2004

	(In Millions)
Annuity reserves	$3,881	$3,814
Unearned revenue reserve	594	502
Closed block liabilities	311	312
Policy benefits payable	161	165
Life insurance	134	100
Other	17	17

Total	$5,098	$4,910

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12.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2005 and 2004. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2005 and 2004. The credit facility matures in 2012. As of December 31, 2005, as well as during the year, Pacific Life was in compliance with the debt covenants related to this facility.

Pacific Life is a member of the Federal Home Loan Bank of San Francisco (FHLB), which enables Pacific Life to borrow from the FHLB amounts that are based on a percentage of statutory capital and surplus. During 2005, Pacific Life could have borrowed amounts up to $788 million. Of this amount, half, or $394 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. There were no borrowings outstanding with the FHLB as of December 31, 2005 and 2004.

MLS has a broker lending agreement with a bank for a $25 million line of credit, of which $15 million and $16 million were outstanding for the years ended December 31, 2005 and 2004, respectively. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and were 5.1% and 3.2% as of December 31, 2005 and 2004, respectively. The lending agreement has no specified maturity.

Included in short-term debt is $2 million of VIE debt (Note 4).

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Prior to the Redomestication, each payment of interest and principal on the surplus notes could be made only with the prior approval of the Insurance Commissioner of the State of California. As a result of the Redomestication, the December 30, 2005 payment and all future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska. Interest expense amounted to $8 million and $9 million for the years ended December 31, 2005 and 2004, respectively.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. As a result, interest expense on the surplus notes was reduced by earnings from the interest rate swaps of $4 million and $3 million, for the years ended December 31, 2005 and 2004, respectively. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $10 million as of December 31, 2005 and 2004, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

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13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2005		December 31, 2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 9)	$26,102	$26,102	$26,233	$26,233
Trading securities	72	72	226	226
Mortgage loans	3,925	4,109	3,286	3,483
Policy loans	5,904	5,904	5,629	5,629
Interest in PIMCO (Note 5)	368	368	606	606
Other invested assets	101	115	114	114
Derivative instruments	160	160	758	758
Cash and cash equivalents	672	672	836	836
Liabilities:
Funding agreements and GICs	8,840	8,913	9,127	9,156
Fixed account liabilities	4,927	4,927	5,110	5,108
Short-term debt	17	17	16	16
Long-term debt	160	193	160	183
VIE debt	39	39
Derivative instruments	160	160	79	79
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2005 and 2004:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

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DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

VARIABLE INTEREST ENTITY DEBT

The carrying amount of the VIE debt is a reasonable estimate of its fair value because the interest rate approximates current market rates.

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14.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	($529)	($46)	$417
Holding gain on derivatives	125	68	56
Income tax (expense) benefit	140	(8)	(167)
Reclassification adjustment:
Realized loss on sale of securities available for sale	28	43	159
Realized (gain) loss on derivatives	(10)	(8)	8
Income tax benefit	(5)	(12)	(59)
Net unrealized gain (loss) on discontinued operations, net of tax	(2)	(3)	2
Allocation of holding (gain) loss to DAC	56	85	(2)
Allocation of holding (gain) loss to future policy benefits	(16)	(24)	21
Income tax expense	(14)	(21)	(7)

Net unrealized gain (loss) on securities available for sale	(227)	74	428

Holding gain on interest in PIMCO	28	16	33
Income tax on holding gain	(10)	(7)	(9)
Reclassification of realized gain on sale of interest in PIMCO	(103)	(169)	(327)
Income tax on realized gain	36	59	123

Net unrealized loss on interest in PIMCO	(49)	(101)	(180)
Minimum pension liability and other adjustments	3	(5)	41

Total	($273)	($32)	$289

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15.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of, the Company.

Certain no lapse guarantee rider benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1 and are not subject to AG 38. In October 2005, the NAIC adopted revisions to AG 38 resulting in additional statutory reserves on UL products with no lapse guarantee riders issued after June 30, 2005. The additional statutory reserves totaled $20 million as of December 31, 2005. Corresponding U.S. GAAP benefit reserves were $1 million as of December 31, 2005.

Both the AG 38 and U.S. GAAP no lapse guarantee rider benefit reserves were coinsured with Pacific Alliance Reinsurance Ltd. (PAR), a Bermuda-based life reinsurance company 100% owned by Pacific LifeCorp, with reserve credits taken by Pacific Life. PAR is licensed as a long-term reinsurer in accordance with Bermuda insurance laws and regulations and was formed in 2005 to provide reinsurance exclusively to Pacific Life for no lapse guarantee benefits where no coverage was available in the commercial reinsurance market. Deposits to a trust account with Pacific Life as beneficiary and an irrevocable letter of credit of $30 million from a commercial bank, in which Pacific LifeCorp is the co-applicant with PAR, provided security for statutory reserve credits taken by Pacific Life. The reinsurance contract meets the requirements of risk transfer indicated in SFAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, and qualifies for reinsurance accounting.

Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2005	2004

	(In Millions)
Universal life deposits	($100)	($106)
Future policy benefits	164	166
Premiums due	(57)	(54)
Paid claims	38	45
Unpaid claims	10	16
Other	25	13
As of December 31, 2005, 76% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Direct premiums	$210	$239	$298
Ceded reinsurance	(206)	(178)	(155)
Assumed reinsurance	51	43	34

Insurance premiums	$55	$104	$177

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Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Ceded reinsurance netted against policy fees	$101	$108	$103
Ceded reinsurance netted against net investment income	272	270	283
Ceded reinsurance netted against interest credited	211	200	217
Ceded reinsurance netted against policy benefits	173	145	139
Assumed reinsurance included in policy benefits	16	10	15
16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2005 and 2004, the projected benefit obligation was $35 million and $94 million, respectively. The fair value of plan assets as of December 31, 2005 and 2004 was zero. The net periodic benefit cost of the SERPs was $26 million, $9 million and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to terminate participation in 2005. Accordingly, $77 million was distributed to participants electing to terminate their participation in the SERP, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance segment business to PacifiCare (Note 7), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Service cost — benefits earned during the year	$8	$18	$16
Interest cost on projected benefit obligation	18	18	18
Expected return on plan assets	(18)	(18)	(13)
Curtailment, settlement and special termination costs	24
Amortization of net obligations and prior service cost	6	4	4

Net periodic pension expense	$38	$22	$25

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The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2005	2004

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$345	$315
Service cost	8	18
Interest cost	18	18
Transfer of liabilities and plan amendments		(1)
Actuarial loss	21	15
Curtailment and settlement losses	9
Benefits paid	(111)	(20)

Benefit obligation, end of year	$290	$345

Change in plan assets:
Fair value of plan assets, beginning of year	$267	$242
Actual return on plan assets	14	26
Employer contributions	90	19
Benefits paid	(111)	(20)

Fair value of plan assets, end of year	$260	$267

Funded status reconciliation:
Funded status	($30)	($78)
Unrecognized transition obligation	3	3
Unrecognized prior service cost	2	3
Unrecognized actuarial loss	63	60

Net amount recognized	$38	($12)

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	December 31,
	2005	2004

	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$63	$65
Accrued benefit liability	(37)	(95)
Intangible asset	5	6
Accumulated other comprehensive income	7	12

Net amount recognized	$38	($12)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	($5)	$3

	December 31,
	2005	2004

Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.50%	5.75%
Rate of compensation increase	4.50%	4.00%

	Years Ended December 31,
	2005	2004	2003

Weighted-average assumptions used to determine net periodic benefit costs:
Discount Rate	5.75%	6.00%	6.75%
Expected long-term return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.00%	4.00%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2005 amounted to $111 million. Pacific Life expects to contribute $8 million to the plans in 2006. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2006	$21
2007	21
2008	21
2009	22
2010	22
2011-2015	102

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The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2005	2004

Asset category:
Equity-type investments	63%	63%
Fixed income investments	33%	32%
Other	4%	5%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2005, 2004 and 2003 was $1 million. As of December 31, 2005 and 2004, the accumulated benefit obligation was $22 million and $21 million, respectively. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005 and 2004. The fair value of the plan assets as of December 31, 2005 and 2004 was zero. The amount of accrued benefit cost included in other liabilities was $21 million and $22 million as of December 31, 2005 and 2004, respectively.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.50% and 5.75% for 2005 and 2004, respectively.

Benefit payments for the year ended December 31, 2005 amounted to $3 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2006	$3
2007	3
2008	3
2009	3
2010	3
2011-2015	11

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OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $11 million and $11 million for the years ended December 31, 2005, 2004 and 2003, respectively, and are included in operating expenses.

Effective January 1, 2005, certain employees began receiving employer cash contributions into a new RISP account in lieu of future contribution credits into their defined benefit pension plan, which resulted in a contribution expense of $9 million for the year ended December 31, 2005.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Current	$38	$185	$172
Deferred	63	(43)	(23)

Provision for income taxes from continuing operations	101	142	149
Provision for income taxes on discontinued operations	23	18	14
Deferred income tax provision on cumulative adjustment due to change in accounting principle		(11)

Total	$124	$149	$163

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     The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
DAC	$97	$78	$125
Hedging	19	40	(13)
Investment valuation	16	48	42
Partnership income	2	34	19
Low income housing tax credit carryover			74
Policyholder reserves	(21)	(61)	(113)
Interest in PIMCO	(57)	(203)	(147)
Other	11	15	(13)

Provision for deferred taxes	67	(49)	(26)
Deferred taxes from discontinued operations	(4)	(5)	3
Deferred taxes on cumulative adjustment due to change in accounting principle		11

Provision for deferred taxes from continuing operations	$63	($43)	($23)

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Provision for income taxes at the statutory rate	$211	$241	$195
Nontaxable investment income	(27)	(25)	(16)
Low income housing and foreign tax credits	(33)	(32)	(30)
Amounts related to prior periods	(51)	(42)	(10)
Other	1		10

Provision for income taxes from continuing operations	$101	$142	$149

The Company is under continuous audit by the Internal Revenue Service (IRS). The IRS has audited the Company’s consolidated federal income tax returns through the tax year ended December 31, 2001 and is currently auditing tax years ended December 31, 2002 and 2003. The Company is pursuing administrative appeals of many of the adjustments proposed by the IRS auditors and does not expect the results of the IRS audit activity to have a material adverse effect on the Company’s consolidated financial position or results of operations. Included in amounts related to prior years in the reconciliation of the provision for income taxes from continuing operations for the year ended December 31, 2005, is $36 million of tax benefits related to settlements with the IRS for various years prior to 2005. The benefits relate primarily to the separate account dividends received deduction and related interest.

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The net deferred tax liability, included in other liabilities as of December 31, 2005 and 2004, is comprised of the following tax effected temporary differences:

	December 31,
	2005	2004

	(In Millions)
Deferred tax assets:
Policyholder reserves	$401	$380
Investment valuation	62	78
Deferred compensation	45	36
Interest in PIMCO	20	(37)
Dividends to policyholders	7	5
Other	9	4

Total deferred tax assets	544	466

Deferred tax liabilities:
DAC	(619)	(522)
Hedging	(62)	(43)
Partnership income	(59)	(57)
Depreciation	(15)	(18)
Retirement benefits	(11)	19

Total deferred tax liabilities	(766)	(621)

Net deferred tax liability from operations	(222)	(155)
Unrealized gain on derivatives and securities available for sale	(368)	(489)
Unrealized gain on interest in PIMCO	(51)	(77)
Minimum pension liability and other adjustments	3	4

Net deferred tax liability	($638)	($717)

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18.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Investment Management, Annuities & Mutual Funds, and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. This segment’s name was changed from Institutional Products during the year ended December 31, 2005.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the interest in PIMCO and the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of the Company’s variable life and annuity products. The group insurance segment is included in Corporate and Other as discontinued operations (Note 7).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company derives substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2005 and 2004, the Company had foreign investments of $6.1 billion and $5.9 billion, respectively.

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The following is segment information as of and for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485			$1,361
Net investment income	752	828	225	$4	$112	1,921
Net realized investment gain (loss)	(14)	7	26		4	23
Realized investment gain on interest in PIMCO					104	104
Commission revenue			5	858	(589)	274
Investment advisory fees	28		220	68	1	317
Other income	1	10	3	23	1	38

Total revenues	1,475	1,013	964	953	(367)	4,038

BENEFITS AND EXPENSES
Interest credited	577	455	166			1,198
Policy benefits	275	415	16			706
Commission expenses	181	7	342	791	(589)	732
Operating expenses	236	26	247	162	127	798

Total benefits and expenses	1,269	903	771	953	(462)	3,434

Income from continuing operations before provision for income taxes	206	110	193	—	95	604
Provision for income taxes	44	25	13		19	101

Income from continuing operations	162	85	180	—	76	503
Discontinued operations, net of taxes					41	41
Cumulative adjustment due to change in accounting principle					(2)	(2)

Net income	$162	$85	$180	$0	$115	$542

Total assets	$24,673	$14,938	$39,550	$195	$1,814	$81,170
DAC	1,524	75	2,188			3,787
Separate account assets	5,028	151	32,761			37,940
Policyholder and contract liabilities	17,760	12,836	4,645			35,241
Separate account liabilities	5,028	151	32,761			37,940

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     The following is segment information as of and for the year ended December 31, 2004:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$776	$198	$393			$1,367
Net investment income	730	821	224	$2	$61	1,838
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	20	1	26

Total revenues	1,520	998	850	874	(322)	3,920

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	130	72	670

Total benefits and expenses	1,298	895	634	872	(468)	3,231

Income from continuing operations before provision for income taxes	222	103	216	2	146	689
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	1	103	547
Discontinued operations, net of taxes					33	33
Cumulative adjustment due to change in accounting principle	2		(21)			(19)

Net income	$170	$86	$168	$1	$136	$561

Total assets	$23,561	$15,665	$33,616	$176	$1,607	$74,625
DAC	1,322	76	1,880			3,278
Separate account assets	4,730	199	27,103			32,032
Policyholder and contract liabilities	16,647	13,339	4,576			34,562
Separate account liabilities	4,730	199	27,103			32,032

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     The following is segment information for the year ended December 31, 2003:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$568	$256	$285			$1,109
Net investment income	685	876	197	$1	$11	1,770
Net realized investment gain (loss)	(64)	(67)	(7)		59	(79)
Realized investment gain on interest in PIMCO					327	327
Commission revenue			1	715	(496)	220
Investment advisory fees	21		117	36		174
Other income		4		24	5	33

Total revenues	1,210	1,069	593	776	(94)	3,554

BENEFITS AND EXPENSES
Interest credited	544	455	154			1,153
Policy benefits	253	499	18			770
Commission expenses	115	4	213	656	(496)	492
Operating expenses	187	20	160	120	95	582

Total benefits and expenses	1,099	978	545	776	(401)	2,997

Income from continuing operations before provision for income taxes	111	91	48	—	307	557
Provision for income taxes	9	11	1		128	149

Income from continuing operations	102	80	47	—	179	408
Discontinued operations, net of taxes					28	28

Net income	$102	$80	$47	$0	$207	$436

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19. TRANSACTIONS WITH AFFILIATES
Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Funds, the investment vehicle for the Company’s mutual fund product. Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $252 million, $206 million and $141 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. These fees amounted to $5 million, $3 million and $4 million for the years ended December 31, 2005, 2004 and 2003, respectively.
Included in insurance premiums are amounts ceded to a previously affiliated company of $5 million and $16 million for the quarter ended March 31, 2004 and the year ended December 31, 2003, respectively.
As discussed in Note 15, no lapse guarantee benefit riders are coinsured with PAR, an affiliated Bermuda-based reinsurer formed in 2005. U.S. GAAP reserve credits are $1 million in 2005 and premiums ceded are $2 million.
20. COMMITMENTS AND CONTINGENCIES
The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows:

Years Ending December 31 (In Millions) :
2006	$694
2007 through 2010	422
2011 and thereafter	8

Total	$1,124

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $13 million for the years ended December 31, 2005, 2004 and 2003, respectively. In connection with the group insurance segment transaction (Note 7), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that has been assigned to PacifiCare. Aggregate minimum future commitments are as follows:

Years Ending December 31 (In Millions) :
2006	$14
2007 through 2010	25
2011 and thereafter	8

Total	$47

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.
Pacific Life is a defendant in a national class action lawsuit, Cooper v. Pacific Life, pending in the United States District Court in the Southern District of Georgia. The plaintiffs in this case claim that Pacific Life failed to disclose that the tax deferral feature of a variable annuity offers no additional benefit when it is used to fund a qualified plan, and also claim that Pacific Life has a separate obligation — in addition to the obligation of broker dealers and registered representatives — to assure that each purchase of an annuity is suitable for that customer. Pacific Life disputes these claims. In May 2005, the court certified a class of nearly 120,000 members. After conducting further discovery, Pacific Life will contest the class certification. In the event that the class is de-certified, the claims of the

PL-50

four original plaintiffs would be adjudicated in a single proceeding and other potential plaintiffs could be required to bring lawsuits on their own behalf. The merits of this case have not yet been adjudicated.
Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position or results of operations.
The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2005, the Company did not approach the specified level.
In relation to an asset securitization sponsored by Aviation Capital Group Holding Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2005, the maximum potential amount of this future investment commitment was $50 million.
See Note 10 for discussion of liquidity commitments related to synthetic GICs.
In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.
The Company operates in a business environment that is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.
Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.
The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

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Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.
The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.
The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives, which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

PACIFIC SELECT ESTATE PRESERVER IV

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver IV is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2006, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 6390
Newport Beach, CA 92658-6390

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are five optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit of your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

Enhanced policy split option rider

Allows the policy to be split into two individual policies, without evidence of insurability. This rider is available only to married couples. This rider will be included automatically with all policies where the older insured is issue age 79 or less, and where neither insured has a substandard risk classification or is uninsurable.

The rider may only be exercised within 90 days after a change in the Federal Estate Tax Law which results in: 1) complete removal or material limitation of the Unlimited Marital Deduction, as defined in the tax code, 2) reduction by 50% or more in the dollar amount of the Federal Unified Credit, as defined in the tax code, or 3) subtraction of 25% or more from the percentage Federal Estate Tax rate that would be applicable to the estate of the surviving spouse.

The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this rider.

The original policy’s accumulated value, policy debt and cash surrender value are split in proportion to the face amount. We waive the surrender charge on your original policy.

The rider will terminate on the earliest of your written request, the date of the first death of the two insureds, on lapse or termination of the policy, when the older of the two insureds reaches age 80, or upon exercise of this rider.

Individual annual renewable term rider

Provides term insurance on either insured or individually on both insureds and is renewable annually until the policy terminates. The death benefit is payable at the death of the insured covered by the rider. The rider is available for insureds age 20 through 85 at the time of rider issue. You may purchase the rider at policy issue or any time the policy is in force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

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The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the age and risk class of the insured under this rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first monthly payment date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Individual annual renewable term rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy. In addition, coverage under this rider on any individual insured will terminate on the earlier of the death of that individual insured, or the date that individual insured reaches age 100.

Last survivor added protection benefit rider

Provides additional death benefit protection on the insureds in combination with the face amount of the policy. The rider may be purchased at policy issue or any time the policy is in force, subject to evidence of insurability. The rider is available for insureds age 20 through 85 at the time of rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The rider is payable on the death of the survivor, and modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. If you choose Option D for your base policy to determine the death benefit, the face amount under this rider will be added to the base policy face amount, and the sum of this coverage will be multiplied by the death benefit factor for the current policy year as shown in the policy specifications pages.

The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first monthly payment date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last survivor added protection benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy, or upon the survivor’s death.

Policy split option rider

Allows the policy to be split into two individual policies subject to satisfactory evidence of insurability on each insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee will be deducted

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from the original policy’s accumulated value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this rider.

The original policy’s accumulated value, policy debt and cash surrender value are split in proportion to the face amount. We waive the surrender charge on your original policy.

The rider will terminate on the earliest of your written request, the date of the first death of the two insureds, on lapse or termination of the policy, when the older of the two insureds reaches age 80, or upon exercise of this rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline premium limit

The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

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Increasing the net amount at risk

An increase in the net amount at risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a variable investment option to start the service.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the service
•	we discontinue the service.

Portfolio rebalancing

The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.
•	You enroll in the service by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not currently charge for the portfolio rebalancing service or for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

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First year transfer

Our first year transfer service allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the service works:

•	You enroll in the service when you apply for your policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is accumulated value remaining in the Fixed account at the end of the service, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer service or for transfers made under this service.

MORE ON POLICY CHARGES

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base policy a Last survivor accounting benefit rider and/or an Individual annual renewable term rider, and/or increase the face amount of such a rider, we do not change the above allocations. To determine the cost of insurance (“COI”) charge on each of these coverage segments, we divide the death benefit for each coverage segment that would have been payable at the beginning of the policy month by 1.00327374 to calculate the discounted net amount at risk for each coverage segment. For the base policy, we subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the discounted net amount at risk for that coverage segment. For each other coverage segment we subtract from its discounted death benefit the greater of zero or the result of the accumulated value minus the face amount of each coverage segment for which the COI charge has been already calculated. Each segment’s net amount at risk is calculated in the order in which it was added to the policy, starting with the oldest segment. If the total death benefit for all coverage segments does not at least equal the guideline minimum death benefit test, the excess of the guideline minimum death benefit over the total death benefit is treated as a coverage segment and the discounted net amount at risk for this coverage segment is calculated last. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment. The current COI rate for the most recent coverage segment added is used to calculate the COI charge for the coverage segment for the excess of the guideline minimum death benefit over the total death benefit.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance

5

company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2005, 2004 and 2003 was $239,856.85, $291,281.49 and $410,497.02 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on sales surrender “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 37%, but the most common schedule of commissions we pay is:

•	30% of premiums paid up to the first target premium
•	25% of the premiums paid under targets 2 through 5
•	4% of the premiums paid in excess of targets 1 through 5 in policy years 1 through 10
•	3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose, the age of the insured on the policy date, and the gender (unless unisex rates are required) and risk class of the insured. A policy’s target premium will usually be less than, but generally does not exceed 135% of, the policy’s guideline level premiums. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline single premium and guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually range from 0% to 15% of premiums paid up to the first target premium, but generally does not exceed 14% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered

6

representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

7

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

8

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been

9

reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7)] - 1

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and as the independent registered public accounting firm for the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Financial Services, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Technology, Short Duration Bond, Concentrated Growth (formerly I-Net TollkeeperSM), Growth LT, Focused 30, Health Sciences, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Fasciano Small Equity (formerly Aggressive Equity), Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate, and VN Small-Cap Value Variable Accounts, Variable Account I, Variable Account II, Variable Account III, Variable Account V, and Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts — collectively, the “Variable Accounts”) as of December 31, 2005, the related statements of operations for the year then ended (as to the American Funds Growth-Income, American Funds Growth, VN Small-Cap Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts for the period from commencement of operations through December 31, 2005), the statements of changes in net assets for each of the two years in the period then ended (as to the American Funds Growth-Income, American Funds Growth, VN Small-Cap Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts, for the period from commencement of operations through December 31, 2005), and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2005, the results of their operations, the changes in their net assets, and the related financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 24, 2006

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

						American Funds®
	Blue	Aggressive	Financial	Diversified		Growth-	American Funds®		Short
	Chip	Growth	Services	Research	Equity	Income	Growth	Technology	Duration Bond
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account (1)	Account	Account

ASSETS

Investments:
Blue Chip Portfolio	$54,594
Aggressive Growth Portfolio		$9,127
Financial Services Portfolio			$8,052
Diversified Research Portfolio				$66,555
Equity Portfolio					$49,777
American Funds® Growth-Income Portfolio						$18,482
American Funds® Growth Portfolio							$26,533
Technology Portfolio								$12,165
Short Duration Bond Portfolio									$39,641

Receivables:
Due from Pacific Life Insurance Company	47	11	3	127	26	33	76	55	2

Total Assets	54,641	9,138	8,055	66,682	49,803	18,515	26,609	12,220	39,643

LIABILITIES

Payables:
Fund shares purchased	47	11	3	127	26	33	76	55	2

Total Liabilities	47	11	3	127	26	33	76	55	2

NET ASSETS	$54,594	$9,127	$8,052	$66,555	$49,777	$18,482	$26,533	$12,165	$39,641

Units Outstanding	7,040	979	694	5,109	4,012	1,682	2,212	2,027	3,819

Accumulation Unit Value	$7.75	$9.32	$11.59	$13.03	$12.41	$10.99	$12.00	$6.00	$10.38

Cost of Investments	$51,183	$8,478	$7,211	$59,378	$43,589	$17,629	$23,755	$9,904	$40,316

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

	Concentrated	Growth	Focused	Health	Mid-Cap	International	Capital	International	Equity
	Growth	LT	30	Sciences	Value	Value	Opportunities	Large-Cap	Index
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account (1)	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS

Investments:
Concentrated Growth Portfolio (1)	$6,047
Growth LT Portfolio		$293,350
Focused 30 Portfolio			$18,236
Health Sciences Portfolio				$16,053
Mid-Cap Value Portfolio					$175,210
International Value Portfolio						$222,780
Capital Opportunities Portfolio							$10,513
International Large-Cap Portfolio								$134,228
Equity Index Portfolio									$502,818

Receivables:
Due from Pacific Life Insurance Company	—	166	75	—	144	169	—	113	355
Fund shares redeemed	59	—	—	8	—	—	38	—	—

Total Assets	6,106	293,516	18,311	16,061	175,354	222,949	10,551	134,341	503,173

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	59	—	—	8	—	—	38	—	—
Fund shares purchased	—	166	75	—	144	169	—	113	355

Total Liabilities	59	166	75	8	144	169	38	113	355

NET ASSETS	$6,047	$293,350	$18,236	$16,053	$175,210	$222,780	$10,513	$134,228	$502,818

Units Outstanding	1,331	7,403	1,810	1,323	7,960	8,552	1,265	14,567	10,744

Accumulation Unit Value	$4.54	$39.62	$10.08	$12.13	$22.01	$26.05	$8.31	$9.21	$46.80

Cost of Investments	$5,340	$297,020	$15,221	$13,696	$149,204	$166,940	$9,877	$107,729	$494,377

(1)	Formerly named I-Net TollkeeperSM Variable Account and I-Net Tollkeeper PortfolioSM.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

	Small-Cap	Fasciano	Small-Cap	Multi-	Main	Emerging	Managed	Inflation	Money
	Index	Small Equity	Value	Strategy	Street® Core	Markets	Bond	Managed	Market
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account (1)	Account	Account	Account	Account	Account	Account	Account

ASSETS

Investments:
Small-Cap Index Portfolio	$281,759
Fasciano Small Equity Portfolio (1)		$42,331
Small-Cap Value Portfolio			$45,901
Multi-Strategy Portfolio				$108,337
Main Street® Core Portfolio					$152,529
Emerging Markets Portfolio						$97,790
Managed Bond Portfolio							$315,930
Inflation Managed Portfolio								$154,399
Money Market Portfolio									$187,233

Receivables:
Due from Pacific Life Insurance Company	—	30	72	32	34	—	543	178	1,911
Fund shares redeemed	548	—	—	—	—	44	—	—	—

Total Assets	282,307	42,361	45,973	108,369	152,563	97,834	316,473	154,577	189,144

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	548	—	—	—	—	44	—	—	—
Fund shares purchased	—	30	72	32	34	—	543	178	1,911

Total Liabilities	548	30	72	32	34	44	543	178	1,911

NET ASSETS	$281,759	$42,331	$45,901	$108,337	$152,529	$97,790	$315,930	$154,399	$187,233

Units Outstanding	17,236	3,275	2,558	2,421	3,318	4,934	8,494	4,076	9,011

Accumulation Unit Value	$16.35	$12.93	$17.95	$44.75	$45.97	$19.82	$37.19	$37.88	$20.78

Cost of Investments	$239,221	$32,947	$41,262	$97,285	$138,899	$51,461	$325,517	$161,494	$187,465

(1)	Formerly named Aggressive Equity Variable Account and Aggressive Equity Portfolio.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

	High Yield	Equity	Large-Cap		Mid-Cap	Real	VN Small-
	Bond	Income	Value	Comstock	Growth	Estate	Cap Value	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Account	Account	Account
	Account	Account	Account	Account	Account	Account	Account (1)	I	II	III

ASSETS

Investments:
High Yield Bond Portfolio	$72,879
Equity Income Portfolio		$19,345
Large-Cap Value Portfolio			$137,008
Comstock Portfolio				$40,498
Mid-Cap Growth Portfolio					$36,697
Real Estate Portfolio						$90,522
VN Small-Cap Value Portfolio							$2,412
Brandes International Equity Fund								$78,457
Turner Core Growth Fund									$29,714
Frontier Capital Appreciation Fund										$39,991

Receivables:
Due from Pacific Life Insurance Company	110	—	—	129	—	13	5	171	—	—
Fund shares redeemed	—	19	318	—	326	—	—	—	55	68

Total Assets	72,989	19,364	137,326	40,627	37,023	90,535	2,417	78,628	29,769	40,059

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	—	19	318	—	326	—	—	—	55	68
Fund shares purchased	110	—	—	129	—	13	5	171	—	—

Total Liabilities	110	19	318	129	326	13	5	171	55	68

NET ASSETS	$72,879	$19,345	$137,008	$40,498	$36,697	$90,522	$2,412	$78,457	$29,714	$39,991

Units Outstanding	2,046	1,496	9,609	3,673	4,678	2,854	209	2,850	1,419	1,367

Accumulation Unit Value	$35.61	$12.93	$14.26	$11.02	$7.84	$31.72	$11.55	$27.53	$20.93	$29.26

Cost of Investments	$74,023	$18,291	$120,623	$39,701	$30,003	$62,137	$2,368	$65,331	$23,659	$36,153

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2005
(In thousands, except accumulation unit values)

		Fidelity® VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Mercury Basic	Mercury Global	T. Rowe Price	T. Rowe Price	Van Eck
		Contrafund®	Growth	Mid Cap	Value Strategies	Value V.I.	Allocation V.I.	Blue Chip Growth	Equity Income	Worldwide
	Variable	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Fund Class III	Fund Class III	Portfolio — II	Portfolio — II	Hard Assets Fund
	Account	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	V	Account (1)	Account (1)	Account (1)	Account (1)	Account (1),(2)	Account (1),(3)	Account (1)	Account (1)	Account (1)

ASSETS

Investments:
Business Opportunity Value Fund	$18,102
Fidelity® VIP Contrafund® Portfolio Service Class 2		$21,873
Fidelity VIP Growth Portfolio Service Class 2			$268
Fidelity VIP Mid Cap Portfolio Service Class 2				$15,387
Fidelity VIP Value Strategies Portfolio Service Class 2					$334
Mercury Basic Value V.I. Fund Class III (2)						$143
Mercury Global Allocation V.I. Fund Class III (3)							$2,900
T. Rowe Price Blue Chip Growth Portfolio — II								$651
T. Rowe Price Equity Income Portfolio — II									$7,921
Van Eck Worldwide Hard Assets Fund										$12,198

Receivables:
Due from Pacific Life Insurance Company	—	—	1	—	—	—	—	—	21	14
Fund shares redeemed	25	340	—	401	—	—	—	—	—	—

Total Assets	18,127	22,213	269	15,788	334	143	2,900	651	7,942	12,212

LIABILITIES

Payables:
Due to Pacific Life Insurance Company	25	340	—	401	—	—	—	—	—	—
Fund shares purchased	—	—	1	—	—	—	—	—	21	14

Total Liabilities	25	340	1	401	—	—	—	—	21	14

NET ASSETS	$18,102	$21,873	$268	$15,387	$334	$143	$2,900	$651	$7,921	$12,198

Units Outstanding	1,283	1,903	25	1,327	32	14	265	61	768	850

Accumulation Unit Value	$14.11	$11.49	$10.66	$11.60	$10.54	$10.23	$10.93	$10.73	$10.32	$14.34

Cost of Investments	$17,867	$20,894	$263	$14,845	$325	$150	$2,800	$624	$8,075	$9,957

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Formerly named Merrill Lynch Basic Value V.I. Fund Class III Variable Account and Merrill Lynch Basic Value V.I. Fund Class III.

(3)	Formerly named Merrill Lynch Global Allocation V.I. Fund Class III Variable Account and Merrill Lynch Global Allocation V.I. Fund Class III.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

						American Funds
	Blue	Aggressive	Financial	Diversified		Growth-	American Funds		Short
	Chip	Growth	Services	Research	Equity	Income	Growth	Technology	Duration Bond
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account (1)	Account	Account

INVESTMENT INCOME
Dividends	$194	$—	$106	$284	$123	$182	$99	$—	$1,153

Net Investment Income	194	—	106	284	123	182	99	—	1,153

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	2,176	1,894	320	2,584	(3,012)	91	176	186	(312)
Realized gain distributions	—	—	39	—	—	—	—	—	—

Realized Gain (Loss)	2,176	1,894	359	2,584	(3,012)	91	176	186	(312)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,566)	(1,509)	(74)	501	5,920	853	2,778	1,840	(226)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$804	$385	$391	$3,369	$3,031	$1,126	$3,053	$2,026	$615

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Concentrated	Growth	Focused	Health	Mid-Cap	International	Capital	International	Equity
	Growth	LT	30	Sciences	Value	Value	Opportunities	Large-Cap	Index
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account (1)	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$—	$705	$141	$—	$896	$4,137	$112	$983	$7,151

Net Investment Income	—	705	141	—	896	4,137	112	983	7,151

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	195	(45,336)	1,311	850	9,409	10,939	1,740	1,860	(11,860)
Realized gain distributions	—	—	—	272	13,299	—	—	—	2,178

Realized Gain (Loss)	195	(45,336)	1,311	1,122	22,708	10,939	1,740	1,860	(9,682)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(78)	65,423	1,384	919	(9,682)	4,189	(1,746)	12,384	25,185

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117	$20,792	$2,836	$2,041	$13,922	$19,265	$106	$15,227	$22,654

(1)	Formerly named I-Net Tollkeeper Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	Small-Cap	Fasciano	Small-Cap	Multi-	Main	Emerging	Managed	Inflation	Money
	Index	Small Equity	Value	Strategy	Street Core	Markets	Bond	Managed	Market
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account (1)	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$1,339	$87	$548	$2,404	$1,619	$802	$10,192	$4,463	$5,623

Net Investment Income	1,339	87	548	2,404	1,619	802	10,192	4,463	5,623

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	8,672	1,041	3,320	513	(7,080)	4,174	756	958	167
Realized gain distributions	—	—	1,729	—	—	—	9,334	10,377	—

Realized Gain (Loss)	8,672	1,041	5,049	513	(7,080)	4,174	10,090	11,335	167

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(132)	238	(525)	1,128	14,048	22,805	(12,476)	(11,780)	(108)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,879	$1,366	$5,072	$4,045	$8,587	$27,781	$7,806	$4,018	$5,682

(1)	Formerly named Aggressive Equity Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

	High Yield	Equity	Large-Cap		Mid-Cap	Real	VN Small-
	Bond	Income	Value	Comstock	Growth	Estate	Cap Value	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Account	Account	Account
	Account	Account	Account	Account	Account	Account	Account (1)	I	II	III

INVESTMENT INCOME
Dividends	$5,016	$333	$1,745	$587	$—	$740	$10	$1,056	$119	$—

Net Investment Income	5,016	333	1,745	587	—	740	10	1,056	119	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	2,144	825	10,562	5,188	1,079	5,518	66	1,110	1,698	3,930
Realized gain distributions	—	575	—	1,349	—	3,268	72	4,183	—	3,043

Realized Gain	2,144	1,400	10,562	6,537	1,079	8,786	138	5,293	1,698	6,973

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,404)	(654)	(5,761)	(5,463)	3,191	3,635	45	1,426	1,757	(2,375)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,756	$1,079	$6,546	$1,661	$4,270	$13,161	$193	$7,775	$3,574	$4,598

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands)

		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Mercury Basic	Mercury Global	T. Rowe Price	T. Rowe Price	Van Eck
		Contrafund	Growth	Mid Cap	Value Strategies	Value V.I.	Allocation V.I.	Blue Chip Growth	Equity Income	Worldwide
	Variable	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Fund Class III	Fund Class III	Portfolio - II	Portfolio - II	Hard Assets Fund
	Account	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	V	Account (1)	Account (1)	Account (1)	Account (1)	Account (1), (2)	Account (1), (2)	Account (1)	Account (1)	Account (1)

INVESTMENT INCOME
Dividends	$109	$—	$—	$—	$—	$2	$56	$1	$74	$—

Net Investment Income	109	—	—	—	—	2	56	1	74	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,233	628	4	(94)	13	(1)	3	1	44	177
Realized gain distributions	1,413	—	—	—	—	10	—	—	307	—

Realized Gain (Loss)	2,646	628	4	(94)	13	9	3	1	351	177

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,521)	979	6	541	9	(7)	100	28	(154)	2,241

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,234	$1,607	$10	$447	$22	$4	$159	$30	$271	$2,418

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts were formerly named Merrill Lynch Basic Value V.I. Fund Class III and Merrill Lynch Global Allocation V.I. Fund Class III Variable Accounts, respectively.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Blue Chip		Aggressive Growth		Financial Services		Diversified Research
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$194	$401	$—	$—	$106	$57	$284	$319
Realized gain (loss)	2,176	(449)	1,894	10	359	251	2,584	3,012
Change in unrealized appreciation (depreciation) on investments	(1,566)	3,040	(1,509)	1,458	(74)	208	501	1,738

Net Increase in Net Assets Resulting from Operations	804	2,992	385	1,468	391	516	3,369	5,069

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	11,798	12,839	2,155	2,369	1,108	1,110	8,605	8,270
Transfers between variable and fixed accounts, net	(15,710)	14,031	(9,742)	7,275	469	948	4,487	5,644
Transfers—policy charges and deductions	(5,967)	(5,891)	(1,106)	(928)	(656)	(602)	(4,216)	(3,277)
Transfers—surrenders	(2,331)	(2,329)	(605)	(314)	(215)	(209)	(2,621)	(1,594)
Transfers—other	(740)	(764)	1,241	781	(56)	(55)	(495)	(552)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(12,950)	17,886	(8,057)	9,183	650	1,192	5,760	8,491

NET INCREASE (DECREASE) IN NET ASSETS	(12,146)	20,878	(7,672)	10,651	1,041	1,708	9,129	13,560

NET ASSETS
Beginning of Year	66,740	45,862	16,799	6,148	7,011	5,303	57,426	43,866

End of Year	$54,594	$66,740	$9,127	$16,799	$8,052	$7,011	$66,555	$57,426

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Equity		American Funds Growth-Income	American Funds Growth	Technology
	Variable Account		Variable Account	Variable Account	Variable Account
	Year Ended	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (1)	2005 (1)	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$123	$371	$182	$99	$—	$—
Realized gain (loss)	(3,012)	(6,552)	91	176	186	823
Change in unrealized appreciation (depreciation) on investments	5,920	8,642	853	2,778	1,840	(671)

Net Increase in Net Assets Resulting from Operations	3,031	2,461	1,126	3,053	2,026	152

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,331	7,487	1,874	2,404	1,449	1,917
Transfers between variable and fixed accounts, net	(1,982)	(3,009)	16,798	22,746	541	(134)
Transfers—policy charges and deductions	(3,708)	(4,057)	(834)	(1,109)	(936)	(928)
Transfers—surrenders	(2,735)	(3,571)	(364)	(472)	(686)	(254)
Transfers—other	(138)	(410)	(118)	(89)	93	(121)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,232)	(3,560)	17,356	23,480	461	480

NET INCREASE (DECREASE) IN NET ASSETS	799	(1,099)	18,482	26,533	2,487	632

NET ASSETS
Beginning of Year/Period	48,978	50,077	—	—	9,678	9,046

End of Year/Period	$49,777	$48,978	$18,482	$26,533	$12,165	$9,678

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Short Duration Bond		Concentrated Growth		Growth LT		Focused 30
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,153	$645	$-	$-	$705	$-	$141	$4
Realized gain (loss)	(312)	(36)	195	534	(45,336)	(60,456)	1,311	289
Change in unrealized appreciation (depreciation) on investments	(226)	(352)	(78)	84	65,423	88,693	1,384	727

Net Increase in Net Assets Resulting from Operations	615	257	117	618	20,792	28,237	2,836	1,020

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,093	5,889	828	1,091	32,609	37,877	1,373	1,190
Transfers between variable and fixed accounts, net	4,812	12,750	(216)	(830)	(16,520)	(17,348)	6,554	2,381
Transfers—policy charges and deductions	(2,784)	(2,316)	(562)	(603)	(23,308)	(24,781)	(1,008)	(669)
Transfers—surrenders	(1,812)	(854)	(184)	(159)	(17,286)	(17,271)	(356)	(159)
Transfers—other	(216)	(282)	(50)	(87)	(1,669)	(1,979)	(45)	(157)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,093	15,187	(184)	(588)	(26,174)	(23,502)	6,518	2,586

NET INCREASE (DECREASE) IN NET ASSETS	6,708	15,444	(67)	30	(5,382)	4,735	9,354	3,606

NET ASSETS
Beginning of Year	32,933	17,489	6,114	6,084	298,732	293,997	8,882	5,276

End of Year	$39,641	$32,933	$6,047	$6,114	$293,350	$298,732	$18,236	$8,882

(1)	Formerly named I-Net Tollkeeper Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Health Sciences		Mid-Cap Value		International Value		Capital Opportunities
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$896	$519	$4,137	$3,050	$112	$106
Realized gain (loss)	1,122	595	22,708	2,665	10,939	4,253	1,740	(249)
Change in unrealized appreciation (depreciation) on investments	919	142	(9,682)	25,151	4,189	22,440	(1,746)	1,859

Net Increase in Net Assets Resulting from Operations	2,041	737	13,922	28,335	19,265	29,743	106	1,716

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,165	1,847	20,565	16,492	24,292	24,517	2,388	3,020
Transfers between variable and fixed accounts, net	1,197	1,204	(350)	24,263	(7,144)	2,727	(5,614)	912
Transfers—policy charges and deductions	(1,119)	(1,052)	(11,937)	(9,523)	(14,126)	(13,559)	(1,329)	(1,484)
Transfers—surrenders	(293)	(404)	(6,038)	(5,087)	(10,422)	(11,536)	(554)	(558)
Transfers—other	(189)	100	(11)	478	(1,376)	(1,047)	(325)	(222)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,761	1,695	2,229	26,623	(8,776)	1,102	(5,434)	1,668

NET INCREASE (DECREASE) IN NET ASSETS	3,802	2,432	16,151	54,958	10,489	30,845	(5,328)	3,384

NET ASSETS
Beginning of Year	12,251	9,819	159,059	104,101	212,291	181,446	15,841	12,457

End of Year	$16,053	$12,251	$175,210	$159,059	$222,780	$212,291	$10,513	$15,841

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	International Large-Cap		Equity Index		Small-Cap Index		Fasciano Small Equity
	Variable Account		Variable Account		Variable Account		Variable Account (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$983	$785	$7,151	$8,127	$1,339	$1,702	$87	$226
Realized gain (loss)	1,860	3,410	(9,682)	(4,029)	8,672	13,176	1,041	(2,131)
Change in unrealized appreciation (depreciation) on investments	12,384	9,043	25,185	43,129	(132)	28,118	238	7,685

Net Increase in Net Assets Resulting from Operations	15,227	13,238	22,654	47,227	9,879	42,996	1,366	5,780

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	15,818	13,216	55,750	60,370	26,596	23,946	4,988	5,107
Transfers between variable and fixed accounts, net	29,109	8,576	(12,565)	6,455	(23,024)	187,796	4,271	(3,252)
Transfers—policy charges and deductions	(8,764)	(6,667)	(33,716)	(34,363)	(17,715)	(14,086)	(3,170)	(3,057)
Transfers—surrenders	(4,530)	(3,216)	(23,417)	(26,964)	(16,199)	(11,134)	(2,097)	(3,226)
Transfers—other	(777)	(596)	(2,807)	(2,079)	581	(1,743)	(184)	(169)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	30,856	11,313	(16,755)	3,419	(29,761)	184,779	3,808	(4,597)

NET INCREASE (DECREASE) IN NET ASSETS	46,083	24,551	5,899	50,646	(19,882)	227,775	5,174	1,183

NET ASSETS
Beginning of Year	88,145	63,594	496,919	446,273	301,641	73,866	37,157	35,974

End of Year	$134,228	$88,145	$502,818	$496,919	$281,759	$301,641	$42,331	$37,157

(1)	Formerly named Aggressive Equity Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Small-Cap Value		Multi-Strategy		Main Street Core		Emerging Markets
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (1)	$548	$461	$2,404	$1,752	$1,619	$1,839	$802	$802
Realized gain (loss) (1)	5,049	1,142	513	(1,531)	(7,080)	(7,413)	4,174	2,444
Change in unrealized appreciation (depreciation) on investments	(525)	3,452	1,128	9,194	14,048	18,672	22,805	10,982

Net Increase in Net Assets Resulting from Operations	5,072	5,055	4,045	9,415	8,587	13,098	27,781	14,228

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,738	3,768	9,305	11,279	16,178	16,263	7,557	5,084
Transfers between variable and fixed accounts, net	7,009	13,937	4,409	865	298	(268)	14,954	5,408
Transfers—policy charges and deductions	(2,758)	(1,597)	(7,160)	(7,024)	(10,999)	(10,831)	(4,829)	(3,209)
Transfers—surrenders	(1,085)	(598)	(7,033)	(5,030)	(8,466)	(11,657)	(3,448)	(2,054)
Transfers—other	(574)	(389)	(482)	(579)	(748)	(1,205)	(710)	(406)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,330	15,121	(961)	(489)	(3,737)	(7,698)	13,524	4,823

NET INCREASE IN NET ASSETS	13,402	20,176	3,084	8,926	4,850	5,400	41,305	19,051

NET ASSETS
Beginning of Year	32,499	12,323	105,253	96,327	147,679	142,279	56,485	37,434

End of Year	$45,901	$32,499	$108,337	$105,253	$152,529	$147,679	$97,790	$56,485

(1)	Prior year net investment income and realized gain for the Small-Cap Value Variable Account have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Managed Bond		Inflation Managed		Money Market		High Yield Bond
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (1)	$10,192	$6,450	$4,463	$929	$5,623	$3,080	$5,016	$5,105
Realized gain (loss) (1)	10,090	4,098	11,335	8,389	167	(11)	2,144	2,526
Change in unrealized appreciation (depreciation) on investments	(12,476)	821	(11,780)	479	(108)	(16)	(5,404)	(896)

Net Increase in Net Assets Resulting from Operations	7,806	11,369	4,018	9,797	5,682	3,053	1,756	6,735

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	27,105	27,036	16,380	13,838	163,791	229,223	7,924	7,469
Transfers between variable and fixed accounts, net	84,383	1,594	39,543	9,493	(190,006)	(174,655)	(5,636)	343
Transfers—policy charges and deductions	(17,229)	(15,392)	(9,623)	(8,248)	(23,590)	(26,456)	(4,861)	(4,996)
Transfers—surrenders	(10,134)	(15,280)	(17,596)	(5,028)	(27,334)	(23,375)	(3,696)	(4,147)
Transfers—other	(1,106)	(1,375)	(923)	(430)	(14,955)	(12,072)	(601)	(228)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	83,019	(3,417)	27,781	9,625	(92,094)	(7,335)	(6,870)	(1,559)

NET INCREASE (DECREASE) IN NET ASSETS	90,825	7,952	31,799	19,422	(86,412)	(4,282)	(5,114)	5,176

NET ASSETS
Beginning of Year	225,105	217,153	122,600	103,178	273,645	277,927	77,993	72,817

End of Year	$315,930	$225,105	$154,399	$122,600	$187,233	$273,645	$72,879	$77,993

(1)	Prior year net investment income and realized gain for the Managed Bond and Inflation Managed Variable Accounts have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Equity Income		Large-Cap Value		Comstock		Mid-Cap Growth
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$333	$220	$1,745	$1,742	$587	$449	$—	$—
Realized gain	1,400	1,910	10,562	744	6,537	35	1,079	679
Change in unrealized appreciation (depreciation) on investments	(654)	(231)	(5,761)	10,039	(5,463)	4,178	3,191	2,632

Net Increase in Net Assets Resulting from Operations	1,079	1,899	6,546	12,525	1,661	4,662	4,270	3,311

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,814	3,671	19,733	21,822	6,092	4,133	3,727	3,133
Transfers between variable and fixed accounts, net	2,306	(1,435)	(16,878)	19,377	(9,977)	23,031	11,014	2,805
Transfers—policy charges and deductions	(1,458)	(1,303)	(10,996)	(11,136)	(3,079)	(2,054)	(2,108)	(1,622)
Transfers—surrenders	(891)	(659)	(5,150)	(5,201)	(1,434)	(905)	(1,102)	(931)
Transfers—other	(169)	(52)	(677)	(904)	1,454	1,171	556	(169)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,602	222	(13,968)	23,958	(6,944)	25,376	12,087	3,216

NET INCREASE (DECREASE) IN NET ASSETS	3,681	2,121	(7,422)	36,483	(5,283)	30,038	16,357	6,527

NET ASSETS
Beginning of Year	15,664	13,543	144,430	107,947	45,781	15,743	20,340	13,813

End of Year	$19,345	$15,664	$137,008	$144,430	$40,498	$45,781	$36,697	$20,340

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Real Estate		VN Small-Cap Value
	Variable Account		Variable Account	Variable Account I		Variable Account II
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (1)	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (2)	$740	$1,690	$10	$1,056	$570	$119	$65
Realized gain (loss) (2)	8,786	1,769	138	5,293	2,658	1,698	(997)
Change in unrealized appreciation on investments	3,635	17,135	45	1,426	6,980	1,757	3,390

Net Increase in Net Assets Resulting from Operations	13,161	20,594	193	7,775	10,208	3,574	2,458

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	10,067	8,206	183	6,003	5,481	3,477	3,628
Transfers between variable and fixed accounts, net	(1,592)	10,440	2,180	16,142	4,023	(207)	3,288
Transfers—policy charges and deductions	(5,952)	(4,676)	(102)	(4,123)	(2,445)	(1,926)	(1,625)
Transfers—surrenders	(3,480)	(2,518)	(41)	(2,497)	(902)	(854)	(486)
Transfers—other	(1,311)	(644)	(1)	(414)	(473)	(1,113)	(171)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,268)	10,808	2,219	15,111	5,684	(623)	4,634

NET INCREASE IN NET ASSETS	10,893	31,402	2,412	22,886	15,892	2,951	7,092

NET ASSETS
Beginning of Year/Period	79,629	48,227	—	55,571	39,679	26,763	19,671

End of Year/Period	$90,522	$79,629	$2,412	$78,457	$55,571	$29,714	$26,763

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Prior year net investment income and realized gain for the Real Estate Variable Account and Variable Account I have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

					Fidelity VIP Contrafund	Fidelity VIP Growth
					Service Class 2	Service Class 2
	Variable Account III		Variable Account V		Variable Account	Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (1)	2005 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (2)	$—	$—	$109	$47	$—	$—
Realized gain (2)	6,973	5,984	2,646	216	628	4
Change in unrealized appreciation (depreciation) on investments	(2,375)	(2,980)	(1,521)	984	979	6

Net Increase in Net Assets Resulting from Operations	4,598	3,004	1,234	1,247	1,607	10

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,391	4,143	1,611	825	795	18
Transfers between variable and fixed accounts, net	(13,329)	5,245	7,357	2,792	17,862	246
Transfers—policy charges and deductions	(2,292)	(2,233)	(833)	(344)	(393)	(6)
Transfers—surrenders	(1,289)	(1,068)	(283)	(59)	(43)	—
Transfers—other	(562)	324	(101)	(28)	2,045	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,081)	6,411	7,751	3,186	20,266	258

NET INCREASE (DECREASE) IN NET ASSETS	(8,483)	9,415	8,985	4,433	21,873	268

NET ASSETS
Beginning of Year/Period	48,474	39,059	9,117	4,684	—	—

End of Year/Period	$39,991	$48,474	$18,102	$9,117	$21,873	$268

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	Prior year net investment income and realized gain for Variable Account V have been reclassified to conform with current year presentation. This change had no impact on total net assets.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Fidelity VIP Mid Cap	Fidelity VIP Value Strategies	Mercury Basic Value	Mercury Global Allocation
	Service Class 2	Service Class 2	V.I. Fund Class III	V.I. Fund Class III
	Variable Account	Variable Account	Variable Account (1)	Variable Account (1)
	Period Ended	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2005 (2)	2005 (2)	2005 (2)	2005 (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$2	$56
Realized gain (loss)	(94)	13	9	3
Change in unrealized appreciation (depreciation) on investments	541	9	(7)	100

Net Increase in Net Assets Resulting from Operations	447	22	4	159

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	524	16	15	104
Transfers between variable and fixed accounts, net	13,871	316	147	2,711
Transfers—policy charges and deductions	(212)	(10)	(5)	(55)
Transfers—surrenders	(34)	(9)	(18)	(10)
Transfers—other	791	(1)	—	(9)

Net Increase in Net Assets
Derived from Policy Transactions	14,940	312	139	2,741

NET INCREASE IN NET ASSETS	15,387	334	143	2,900

NET ASSETS
Beginning of Period	—	—	—	—

End of Period	$15,387	$334	$143	$2,900

(1)	Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts were formerly named Merrill Lynch Basic Value V.I. Fund Class III and Merrill Lynch Global Allocation V.I. Fund Class III Variable Accounts, respectively.

(2)	Operations commenced during 2005 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	T. Rowe Price Blue Chip	T. Rowe Price Equity Income	Van Eck Worldwide Hard
	Growth Portfolio - II	Portfolio - II	Assets Fund
	Variable Account	Variable Account	Variable Account
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2005 (1)	2005 (1)	2005 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1	$74	$—
Realized gain	1	351	177
Change in unrealized appreciation (depreciation) on investments	28	(154)	2,241

Net Increase in Net Assets Resulting from Operations	30	271	2,418

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	77	377	576
Transfers between variable and fixed accounts, net	568	8,770	9,647
Transfers—policy charges and deductions	(23)	(330)	(211)
Transfers—surrenders	(1)	(290)	(200)
Transfers—other	—	(877)	(32)

Net Increase in Net Assets Derived from Policy Transactions	621	7,650	9,780

NET INCREASE IN NET ASSETS	651	7,921	12,198

NET ASSETS
Beginning of Period	—	—	—

End of Period	$651	$7,921	$12,198

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

	AUV	Number		Ratios of
	at	of	Total	Investment
	End	Units	Net	Income to
	of	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	(in $000's)	(in $000's)	Assets (1)	Returns (2)

Blue Chip
2005	$ 7.75	7,040	$54,594	0.34%	2.94%
2004	7.53	8,860	66,740	0.73%	4.65%
2003	7.20	6,372	45,862	0.27%	25.36%
2002	5.74	4,934	28,332	0.14%	(25.94%)
01/04/2001 - 12/31/2001 (3)	7.75	2,812	21,799	0.12%	(21.39%)

Aggressive Growth
2005	$ 9.32	979	$ 9,127	0.00%	5.59%
2004	8.83	1,903	16,799	0.00%	11.88%
2003	7.89	779	6,148	0.00%	26.66%
2002	6.23	538	3,355	0.00%	(22.32%)
01/04/2001 - 12/31/2001 (3)	8.02	687	5,514	0.00%	(18.82%)

Financial Services
2005	$11.59	694	$ 8,052	1.51%	5.48%
2004	10.99	638	7,011	0.92%	8.72%
2003	10.11	525	5,303	0.83%	29.00%
2002	7.84	426	3,334	0.27%	(14.59%)
01/04/2001 - 12/31/2001 (3)	9.17	293	2,685	0.49%	(7.97%)

Diversified Research
2005	$13.03	5,109	$66,555	0.47%	5.24%
2004	12.38	4,639	57,426	0.63%	11.20%
2003	11.13	3,941	43,866	0.48%	32.63%
2002	8.39	1,570	13,175	0.29%	(24.19%)
2001 (3)	11.07	1,982	21,942	0.27%	(2.05%)

Equity
2005	$12.41	4,012	$49,777	0.26%	6.53%
2004	11.65	4,205	48,978	0.79%	5.14%
2003	11.08	4,520	50,077	0.38%	24.33%
2002	8.91	4,499	40,086	0.40%	(26.51%)
2001 (3), (4)	12.12	4,380	53,102	0.05%	(20.84%)

American Funds Growth-Income (5)
05/03/2005 - 12/31/2005	$10.99	1,682	$18,482	1.92%	9.88%

American Funds Growth (5)
05/03/2005 - 12/31/2005	$12.00	2,212	$26,533	0.78%	19.96%

Technology
2005	$ 6.00	2,027	$12,165	0.00%	21.71%
2004	4.93	1,963	9,678	0.00%	3.67%
2003	4.76	1,902	9,046	0.00%	42.58%
2002	3.34	956	3,187	0.00%	(46.34%)
01/05/2001 - 12/31/2001 (3)	6.22	628	3,903	0.00%	(36.41%)

Short Duration Bond
2005	$10.38	3,819	$39,641	3.05%	1.57%
2004	10.22	3,223	32,933	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732	17,489	2.67%	0.96%

Concentrated Growth (6)
2005	$4.54	1,331	$6,047	0.00%	2.34%
2004	4.44	1,377	6,114	0.00%	12.66%
2003	3.94	1,543	6,084	0.00%	43.22%
2002	2.75	1,139	3,135	0.00%	(38.62%)
2001 (3)	4.48	905	4,057	0.00%	(32.93%)

Growth LT
2005	$39.62	7,403	$293,350	0.25%	7.68%
2004	36.80	8,118	298,732	0.00%	10.40%
2003	33.33	8,820	293,997	0.00%	33.98%
2002	24.88	9,178	228,344	0.99%	(28.97%)
2001 (3), (4)	35.03	9,879	346,022	1.09%	(28.84%)

Focused 30
2005	$10.08	1,810	$18,236	1.06%	22.07%
2004	8.25	1,076	8,882	0.06%	14.85%
2003	7.19	734	5,276	0.00%	42.26%
2002	5.05	440	2,224	0.17%	(29.41%)
2001 (3)	7.16	264	1,890	0.07%	(13.24%)

Health Sciences
2005	$12.13	1,323	$16,053	0.00%	15.28%
2004	10.52	1,164	12,251	0.00%	7.54%
2003	9.79	1,003	9,819	0.00%	27.82%
2002	7.66	813	6,224	0.00%	(23.30%)
01/04/2001 - 12/31/2001 (3)	9.98	599	5,978	0.00%	1.04%

Mid-Cap Value
2005	$22.01	7,960	$175,210	0.54%	8.87%
2004	20.22	7,867	159,059	0.42%	25.08%
2003	16.16	6,440	104,101	0.59%	29.10%
2002 (4)	12.52	5,156	64,559	0.43%	(14.46%)
2001 (3), (4)	14.64	4,920	72,018	0.90%	13.93%

International Value
2005	$26.05	8,552	$222,780	1.97%	9.43%
2004	23.80	8,918	212,291	1.64%	16.42%
2003	20.45	8,874	181,446	1.78%	27.71%
2002	16.01	8,707	139,406	0.96%	(13.91%)
2001 (3), (4)	18.60	9,154	170,229	1.02%	(22.30%)

Capital Opportunities
2005	$8.31	1,265	$10,513	0.88%	1.83%
2004	8.16	1,941	15,841	0.79%	12.69%
2003	7.24	1,720	12,457	0.45%	27.13%
2002	5.70	1,422	8,099	0.19%	(26.78%)
01/12/2001 - 12/31/2001 (3)	7.78	1,093	8,503	0.21%	(21.52%)

See Notes to Financial Statements	See explanation of references on SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV	Number		Ratios of
	at	of	Total	Investment
	End	Units	Net	Income to
	of	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	(in $000's)	(in $000's)	Assets (1)	Returns (2)

International Large-Cap
2005	$9.21	14,567	$134,228	0.87%	12.70%
2004	8.18	10,780	88,145	1.08%	18.61%
2003	6.89	9,225	63,594	1.31%	30.52%
2002	5.28	6,711	35,449	0.95%	(17.63%)
2001 (3)	6.41	5,032	32,264	0.84%	(18.63%)

Equity Index
2005	$46.80	10,744	$502,818	1.46%	4.67%
2004	44.71	11,113	496,919	1.78%	10.58%
2003	40.43	11,037	446,273	1.59%	28.29%
2002 (4)	31.52	10,892	343,290	1.35%	(22.34%)
2001 (3), (4)	40.58	10,509	426,521	1.07%	(11.18%)

Small-Cap Index
2005	$16.35	17,236	$281,759	0.49%	4.38%
2004	15.66	19,260	301,641	0.84%	17.76%
2003	13.30	5,554	73,866	0.71%	46.53%
2002	9.08	3,650	33,129	0.82%	(21.19%)
2001 (3), (4)	11.52	3,112	35,837	1.12%	2.78%

Fasciano Small Equity (7)
2005	$12.93	3,275	$42,331	0.22%	2.66%
2004	12.59	2,951	37,157	0.66%	18.94%
2003	10.59	3,398	35,974	0.53%	33.14%
2002	7.95	3,189	25,356	0.00%	(25.09%)
2001 (3)	10.61	2,893	30,701	0.00%	(16.90%)

Small-Cap Value
2005	$17.95	2,558	$45,901	1.37%	13.65%
2004 (4)	15.79	2,058	32,499	2.28%	24.41%
05/01/2003 -12/31/2003	12.69	971	12,323	1.76%	26.93%

Multi-Strategy
2005	$44.75	2,421	$108,337	2.24%	3.78%
2004	43.12	2,441	105,253	1.76%	9.81%
2003	39.26	2,453	96,327	1.47%	23.28%
2002 (4)	31.85	3,315	105,601	2.01%	(13.06%)
2001 (3), (4)	36.64	4,275	156,631	2.50%	(0.79%)

Main Street Core (8)
2005	$45.97	3,318	$152,529	1.11%	5.99%
2004	43.37	3,405	147,679	1.32%	9.54%
2003	39.59	3,594	142,279	1.03%	26.96%
2002	31.19	3,693	115,176	0.70%	(28.40%)
2001 (3), (4)	43.56	4,485	195,359	0.69%	(7.87%)

Emerging Markets
2005	$19.82	4,934	$97,790	1.09%	41.47%
2004	14.01	4,032	56,485	1.90%	34.62%
2003	10.41	3,597	37,434	1.20%	68.42%
2002	6.18	3,250	20,079	0.48%	(3.07%)
2001 (3)	6.37	3,267	20,822	0.16%	(9.32%)

Managed Bond
2005	$37.19	8,494	$315,930	3.40%	2.63%
2004 (4)	36.24	6,212	225,105	2.96%	5.38%
2003 (4)	34.39	6,314	217,153	4.29%	6.24%
2002 (4)	32.37	7,163	231,892	4.63%	10.93%
2001 (3)	29.18	7,088	206,826	5.14%	6.65%

Inflation Managed (9)
2005	$37.88	4,076	$154,399	3.00%	2.54%
2004 (4)	36.94	3,319	122,600	0.83%	8.90%
2003 (4)	33.92	3,042	103,178	0.08%	8.24%
2002 (4)	31.34	3,122	97,833	1.08%	15.45%
2001 (3)	27.14	1,562	42,395	3.63%	4.28%

Money Market
2005	$20.78	9,011	$187,233	2.74%	2.82%
2004	20.21	13,542	273,645	1.01%	1.01%
2003	20.01	13,893	277,927	0.80%	0.79%
2002	19.85	16,460	326,717	1.43%	1.42%
2001 (3)	19.57	11,633	227,674	3.70%	3.85%

High Yield Bond
2005	$35.61	2,046	$72,879	7.05%	2.37%
2004	34.79	2,242	77,993	7.12%	9.42%
2003	31.79	2,290	72,817	7.37%	20.29%
2002	26.43	2,075	54,855	8.67%	(3.00%)
2001 (3)	27.25	1,987	54,147	9.89%	1.17%

Equity Income
2005	$12.93	1,496	$19,345	1.80%	5.63%
2004	12.24	1,279	15,664	1.41%	12.19%
2003	10.91	1,241	13,543	1.59%	26.24%
01/02/2002 - 12/31/2002	8.65	710	6,137	1.71%	(13.55%)

Large-Cap Value
2005	$14.26	9,609	$137,008	1.29%	6.16%
2004	13.43	10,753	144,430	1.39%	9.93%
2003	12.22	8,834	107,947	1.31%	31.24%
2002	9.31	7,083	65,946	1.05%	(22.96%)
2001 (3), (4)	12.08	6,199	74,915	0.91%	(3.04%)

Comstock (10)
2005	$11.02	3,673	$40,498	1.39%	4.36%
2004	10.56	4,334	45,781	1.88%	17.17%
2003	9.02	1,746	15,743	1.03%	31.38%
2002	6.86	557	3,822	0.10%	(22.15%)
2001 (3)	8.82	373	3,292	0.43%	(9.20%)

Mid-Cap Growth
2005	$7.84	4,678	$36,697	0.00%	17.90%
2004	6.65	3,057	20,340	0.00%	21.59%
2003	5.47	2,524	13,813	0.00%	30.39%
2002	4.20	1,540	6,465	0.00%	(47.03%)
01/04/2001 - 12/31/2001 (3)	7.92	751	5,948	0.00%	(19.83%)

Real Estate (11)
2005	$31.72	2,854	$90,522	0.89%	16.79%
2004 (4)	27.16	2,932	79,629	2.82%	37.62%
2003 (4)	19.74	2,444	48,227	3.26%	37.52%
2002 (4)	14.35	2,264	32,490	3.00%	(0.32%)
2001 (3), (4)	14.40	1,471	21,181	3.71%	8.79%

VN Small-Cap Value (5)
05/03/2005 - 12/31/2005	$11.55	209	$2,412	0.86%	15.48%

See Notes to Financial Statements	See explanation of references on SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV	Number		Ratios of
	at	of	Total	Investment
	End	Units	Net	Income to
	of	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	(in $000's)	(in $000's)	Assets (1)	Returns (2)

I
2005	$27.53	2,850	$78,457	1.57%	10.55%
2004 (4)	24.90	2,232	55,571	1.28%	24.00%
2003	20.08	1,976	39,679	1.27%	47.43%
2002 (4)	13.62	1,726	23,506	1.34%	(15.30%)
2001 (3), (4)	16.08	1,504	24,187	5.06%	(12.77%)

II
2005	$20.93	1,419	$29,714	0.45%	13.92%
2004	18.38	1,456	26,763	0.30%	11.19%
2003	16.53	1,190	19,671	0.28%	34.58%
2002	12.28	887	10,894	0.27%	(26.52%)
2001 (3)	16.71	679	11,356	0.11%	(22.46%)

III
2005	$29.26	1,367	$39,991	0.00%	15.13%
2004	25.42	1,907	48,474	0.00%	9.33%
2003	23.25	1,680	39,059	0.00%	55.89%
2002	14.91	1,129	16,832	0.00%	(25.28%)
2001 (3), (4)	19.96	999	19,940	0.00%	(0.36%)

V
2005	$14.11	1,283	$18,102	0.76%	7.81%
2004 (4)	13.09	697	9,117	0.81%	22.60%
2003	10.68	439	4,684	0.91%	29.65%
02/06/2002 - 12/31/2002	8.23	210	1,730	1.22%	(17.66%)

Fidelity VIP Contrafund Service Class 2 (5)
02/15/2005 - 12/31/2005	$11.49	1,903	$21,873	0.00%	14.94%

Fidelity VIP Growth Service Class 2 (5)
02/15/2005 - 12/31/2005	$10.66	25	$ 268	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2 (5)
02/15/2005 - 12/31/2005	$11.60	1,327	$15,387	0.00%	15.99%

Fidelity VIP Value Strategies Services Class 2 (5)
02/15/2005 - 12/31/2005	$10.54	32	$334	0.00%	5.41%

Mercury Basic Value V.I. Fund Class III (5), (12)
02/15/2005 - 12/31/2005	$10.23	14	$143	2.48%	2.30%

Mercury Global Allocation V.I. Fund Class III (5), (12)
02/15/2005 - 12/31/2005	$10.93	265	$2,900	7.00%	9.28%

T. Rowe Price Blue Chip Growth Portfolio — II (5)
02/15/2005 - 12/31/2005	$10.73	61	$651	0.28%	7.30%

T. Rowe Price Equity Income Portfolio — II (5)
02/15/2005 - 12/31/2005	$10.32	768	$7,921	1.94%	3.19%

Van Eck Worldwide Hard Assets Fund (5)
02/15/2005 - 12/31/2005	$14.34	850	$12,198	0.00%	43.43%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Variable Accounts from the underlying portfolios, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) charges that are assessed against policyholder accounts. The recognition of investment income by the Variable Accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the Variable Accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios and do not include deductions at the separate account or policy level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Total returns were calculated through 12/28/2001, the last business day of the fiscal year for the Separate Account.

(4)	Prior year investment income ratios have been restated to conform with current year presentation. This change had no impact on total net assets.

(5)	Operations commenced during 2005 (See Note 1 to Financial Statement).

(6)	Prior to 02/01/2005, Concentrated Growth Variable Account was named I-Net Tollkeeper Variable Account.

(7)	Prior to 05/01/2005, Fasciano Small Equity Variable Account was named Aggressive Equity Variable Account.

(8)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account. Prior to 01/01/2002, the Variable Account was named Equity Income Variable Account.

(9)	Prior to 05/01/2001, Inflation Managed Variable Account was named Government Securities Variable Account.

(10)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(11)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

(12)	Prior to 05/01/2005, Mercury Basic Value V.I. Class III Variable Account and Mercury Global Allocation V.I. Class III Variable Account were named Merrill Lynch Basic Value V.I. Class III Variable Account and Merrill Lynch Global Allocation V.I. Class III Variable Accounts, respectively.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2005 is comprised of forty-seven subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds of Pacific Select Fund, M Fund, Inc., Fidelity®Variable Insurance Products Funds, FAM Variable Series Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (each, a “Fund” and collectively, the “Funds”) as follows:

Pacific Select Fund
Blue Chip (Large-Cap Growth effective January 1, 2006)
Aggressive Growth
Financial Services
Diversified Research
Equity
American Funds® Growth-Income
American Funds® Growth
Technology
Short Duration Bond
Concentrated Growth (formerly I-Net TollkeeperSM)
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
International Value
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity (formerly Aggressive Equity)
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Equity Income
Large-Cap Value
Comstock
Mid-Cap Growth
Real Estate
VN Small-Cap Value
M Fund, Inc.
Brandes International Equity
Turner Core Growth
Frontier Capital Appreciation
Business Opportunity Value
Fidelity Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2
Fidelity VIP Growth Service Class 2
Fidelity VIP Mid Cap Service Class 2
Fidelity VIP Value Strategies Service Class 2
FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.)
Mercury Basic Value V.I. Class III (formerly Merrill Lynch Basic Value V.I. Class III)
Mercury Global Allocation V.I. Class III (formerly Merrill Lynch Global Allocation V.I. Class III)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II
T. Rowe Price Equity Income — II
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets
     American Funds is a registered trademark of American Funds Distributors, Inc., I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., Main Street is a registered trademark of OppenheimerFunds, Inc., and Fidelity and Contrafund are registered trademarks of FMR Co., Inc. Each portfolio/fund pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections C through G of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) twelve new Variable Accounts that began operations in 2005: the American Funds Growth-Income, American Funds Growth, VN Small-Cap Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Mercury Basic Value V.I. Fund Class III, Mercury Global Allocation V.I. Fund Class III, T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts. The American Funds Growth-Income, American Funds Growth, and VN Small-Cap Value Variable Accounts commenced operations on May 3, 2005. The other nine Variable Accounts commenced operations on February 15, 2005.
     The net assets of the Pacific Select Fund’s Small-Cap Equity Portfolio (the “Acquired Portfolio”), the underlying portfolio for the Small-Cap Equity Variable Account, were transferred to the Pacific Select Fund’s Small-Cap Index Portfolio (the “Surviving Portfolio”), the underlying portfolio for the Small-Cap Index Variable Account, in exchange for shares of the Surviving Portfolio (the “Reorganization”). The Reorganization took place on April 30, 2004. In connection with the Reorganization, a total of 4,624,693 outstanding accumulation units (valued at $209,557,926) of the Small-Cap Equity Variable Account were exchanged for 15,637,302 accumulation units with equal value of the Small-Cap Index Variable account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS(Continued)
conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from the amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. SUBSTITUTION AND SUBSEQUENT EVENTS
     An application for an order of approval for the substitution of the Equity Income Portfolio, the underlying portfolio for the Equity Income Variable Account, with shares of the American Funds Growth-Income Portfolio, the underlying portfolio for the American Funds Growth-Income Variable Account, has been filed with the SEC. If the SEC issues an order to permit the substitution, the Equity Income Portfolio will be liquidated and its shares will be exchanged for shares of the American Funds Growth-Income Portfolio. The Equity Income Portfolio will then be closed.
     On November 14, 2005, the Pacific Select Fund’s Board approved plans of reorganization (the “Reorganizations”) subject to approval by the SEC and the shareholders of the Aggressive Growth and Financial Services Portfolios, the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, respectively. Under the Reorganizations, the Mid-Cap Growth Portfolio and the Large-Cap Value Portfolio, the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, will acquire all of the assets and liabilities of the Aggressive Growth Portfolio and Financial Services Portfolio, respectively. The Reorganizations are expected to be effective as of the close of business on April 28, 2006, or on a later date as the parties may agree.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2005, were as follows (amounts in thousands):

Variable Accounts	Purchases	Sales
Blue Chip	$24,321	$37,271
Aggressive Growth	12,960	21,017
Financial Services	1,991	1,341
Diversified Research	18,165	12,405
Equity	10,167	12,399
American Funds Growth-Income (1)	23,043	5,687
American Funds Growth (1)	31,240	7,760
Technology	3,565	3,104
Short Duration Bond	18,362	12,269
Concentrated Growth (2)	1,344	1,528
Growth LT	17,702	43,876
Focused 30	10,341	3,823
Health Sciences	5,330	3,569
Mid-Cap Value	49,388	47,159
International Value	25,170	33,946
Capital Opportunities	6,811	12,245
International Large-Cap	38,598	7,742
Equity Index	41,448	58,203
Small-Cap Index	33,655	63,416
Fasciano Small Equity (2)	11,462	7,654
Small-Cap Value	21,167	12,837
Multi-Strategy	12,045	13,006
Main Street Core	19,550	23,287
Emerging Markets	20,187	6,663
Managed Bond	98,925	15,906
Inflation Managed	46,939	19,158
Money Market	251,178	343,272
High Yield Bond	43,138	50,008
Equity Income	7,883	5,281
Large-Cap Value	44,749	58,717
Comstock	27,683	34,627
Mid-Cap Growth	16,224	4,137
Real Estate	11,376	13,644
VN Small-Cap Value (1)	3,577	1,358
I	21,994	6,883
II	6,632	7,255
III	14,777	27,858
V	11,331	3,580
Fidelity VIP Contrafund Service Class 2 (1)	32,494	12,228
Fidelity VIP Growth Service Class 2 (1)	352	94
Fidelity VIP Mid Cap Service Class 2 (1)	26,457	11,517
Fidelity VIP Value Strategies Service Class 2 (1)	547	235
Mercury Basic Value V.I. Class III (1), (2)	188	49
Mercury Global Allocation V.I. Class III (1), (2)	2,821	80
T. Rowe Price Blue Chip Growth — II (1)	673	52
T. Rowe Price Equity Income — II (1)	9,328	1,678
Van Eck Worldwide Hard Assets (1)	11,248	1,468

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	The Concentrated Growth, Fasciano Small Equity, Mercury Basic Value V.I. Class III, and Mercury Global Allocation V.I. Class III Variable Accounts were formerly named I-Net Tollkeeper, Aggressive Equity, Merrill Lynch Basic Value V.I. Class III, and Merrill Lynch Global Allocation V.I. Class III Variable Accounts, respectively.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
7. CHANGES IN UNITS OUTSTANDING
The changes in units outstanding for the years or periods ended December 31, 2005 and 2004 were as follows (amounts in thousands):

	2005			2004
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Blue Chip	3,850	(5,670)	(1,820)	4,880	(2,392)	2,488
Aggressive Growth	1,756	(2,680)	(924)	1,920	(796)	1,124
Financial Services	300	(244)	56	538	(425)	113
Diversified Research	3,308	(2,838)	470	5,607	(4,909)	698
Equity	2,044	(2,237)	(193)	2,385	(2,700)	(315)
American Funds Growth-Income (1)	2,009	(327)	1,682	—	—	—
American Funds Growth (1)	2,661	(449)	2,212	—	—	—
Technology	1,647	(1,583)	64	2,674	(2,613)	61
Short Duration Bond	2,933	(2,337)	596	2,389	(898)	1,491
Concentrated Growth (2)	2,037	(2,083)	(46)	2,718	(2,884)	(166)
Growth LT	2,958	(3,673)	(715)	3,159	(3,861)	(702)
Focused 30	2,191	(1,457)	734	901	(559)	342
Health Sciences	926	(767)	159	959	(798)	161
Mid-Cap Value	7,686	(7,593)	93	10,024	(8,597)	1,427
International Value	3,826	(4,192)	(366)	4,624	(4,580)	44
Capital Opportunities	675	(1,351)	(676)	919	(698)	221
International Large-Cap	9,878	(6,091)	3,787	8,191	(6,636)	1,555
Equity Index	3,869	(4,238)	(369)	4,458	(4,382)	76
Small-Cap Index	12,586	(14,610)	(2,024)	25,242	(11,536)	13,706
Fasciano Small Equity (2)	1,931	(1,607)	324	1,721	(2,168)	(447)
Small-Cap Value	2,706	(2,206)	500	2,009	(922)	1,087
Multi-Strategy	980	(1,000)	(20)	786	(798)	(12)
Main Street Core	1,046	(1,133)	(87)	1,056	(1,245)	(189)
Emerging Markets	4,696	(3,794)	902	3,909	(3,474)	435
Managed Bond	10,308	(8,026)	2,282	5,157	(5,259)	(102)
Inflation Managed	2,559	(1,802)	757	2,001	(1,724)	277
Money Market	43,374	(47,905)	(4,531)	54,385	(54,736)	(351)
High Yield Bond	2,332	(2,528)	(196)	1,805	(1,853)	(48)
Equity Income	894	(677)	217	1,675	(1,637)	38
Large-Cap Value	7,739	(8,883)	(1,144)	6,564	(4,645)	1,919
Comstock	4,019	(4,680)	(661)	3,925	(1,337)	2,588
Mid-Cap Growth	3,826	(2,205)	1,621	2,537	(2,004)	533
Real Estate	2,323	(2,401)	(78)	2,928	(2,440)	488
VN Small-Cap Value (1)	289	(80)	209	—	—	—
I	1,970	(1,352)	618	1,524	(1,268)	256
II	799	(836)	(37)	2,640	(2,374)	266
III	910	(1,450)	(540)	2,360	(2,133)	227
V	1,190	(604)	586	463	(205)	258
Fidelity VIP Contrafund Service Class 2 (1)	3,316	(1,413)	1,903	—	—	—
Fidelity VIP Growth Service Class 2 (1)	29	(4)	25	—	—	—
Fidelity VIP Mid Cap Service Class 2 (1)	2,414	(1,087)	1,327	—	—	—
Fidelity VIP Value Strategies Service Class 2 (1)	75	(43)	32	—	—	—
Mercury Basic Value V.I. Class III (1), (2)	22	(8)	14	—	—	—
Mercury Global Allocation V.I. Class III (1), (2)	280	(15)	265	—	—	—
T. Rowe Price Blue Chip Growth — II (1)	71	(10)	61	—	—	—
T. Rowe Price Equity Income — II (1)	1,006	(238)	768	—	—	—
Van Eck Worldwide Hard Assets (1)	1,436	(586)	850	—	—	—

(1)	Operations commenced during 2005 (See Note 1 to Financial Statements).

(2)	The Concentrated Growth, Fasciano Small Equity, Mercury Basic Value V.I. Class III, and Mercury Global Allocation V.I. Class III Variable Accounts were formerly named I-Net Tollkeeper, Aggressive Equity, Merrill Lynch Basic Value V.I. Class III, and Merrill Lynch Global Allocation V.I. Class III Variable Accounts, respectively.

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for variable interest entities in 2005 and for certain non-traditional long-duration contracts in 2004.
/s/DELOITTE & TOUCHE LLP
Costa Mesa, Ca
February 24, 2006

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2005	2004

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,685	$25,849
Equity securities available for sale, at estimated fair value	417	384
Trading securities, at estimated fair value	72	226
Mortgage loans	3,925	3,286
Real estate	129	134
Policy loans	5,904	5,629
Interest in PIMCO	368	606
Other investments	993	1,175

TOTAL INVESTMENTS	37,493	37,289
Cash and cash equivalents	672	836
Deferred policy acquisition costs	3,787	3,278
Accrued investment income	409	411
Other assets	869	779
Separate account assets	37,940	32,032

TOTAL ASSETS	$81,170	$74,625

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$30,143	$29,652
Future policy benefits	5,098	4,910
Short-term and long-term debt	177	176
Group insurance segment liabilities	57	181
Other liabilities	1,593	1,834
Variable interest entity debt	39
Separate account liabilities	37,940	32,032

TOTAL LIABILITIES	75,047	68,785

Commitments and contingencies (Note 20)
Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	502	497
Unearned ESOP shares	(8)	(17)
Retained earnings	4,839	4,297
Accumulated other comprehensive income	760	1,033

TOTAL STOCKHOLDER’S EQUITY	6,123	5,840

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$81,170	$74,625

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,361	$1,367	$1,109
Net investment income	1,921	1,838	1,770
Net realized investment gain (loss)	23	2	(79)
Realized investment gain on interest in PIMCO	104	169	327
Commission revenue	274	270	220
Investment advisory fees	317	248	174
Other income	38	26	33

TOTAL REVENUES	4,038	3,920	3,554

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,198	1,125	1,153
Policy benefits paid or provided	706	715	770
Commission expenses	732	721	492
Operating expenses	798	670	582

TOTAL BENEFITS AND EXPENSES	3,434	3,231	2,997

INCOME FROM CONTINUING OPERATIONS BEFORE
PROVISION FOR INCOME TAXES	604	689	557
Provision for income taxes	101	142	149

INCOME FROM CONTINUING OPERATIONS	503	547	408
Discontinued operations, net of taxes	41	33	28
Cumulative adjustments due to changes in accounting principles	(2)	(19)

NET INCOME	$542	$561	$436

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on	Minimum
					Derivatives	Pension	Unrealized
			Unearned		and Securities	Liability	Gain on
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	Interest in
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	PIMCO, Net	Total

	(In Millions)
BALANCES, JANUARY 1, 2003	$30	$153	($42)	$3,300	$407	($44)	$413	$4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Allocation of unearned ESOP shares		(2)	13					11
Other equity adjustments		(1)						(1)

BALANCES, DECEMBER 31, 2003	30	500	(29)	3,736	835	(3)	233	5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(5)	(101)	(32)

Total comprehensive income								529
Allocation of unearned ESOP shares		(1)	12					11
Other equity adjustments		(2)						(2)

BALANCES, DECEMBER 31, 2004	30	497	(17)	4,297	909	(8)	132	5,840
Comprehensive income:
Net income				542				542
Other comprehensive income (loss)					(227)	3	(49)	(273)

Total comprehensive income								269
Allocation of unearned ESOP shares		1	9					10
Other equity adjustments		4						4

BALANCES, DECEMBER 31, 2005	$30	$502	($8)	$4,839	$682	($5)	$83	$6,123

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$501	$528	$408
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(96)	(75)	(60)
Depreciation and other amortization	36	37	43
Deferred income taxes	63	(54)	(23)
Net realized investment (gain) loss	(23)	(2)	79
Realized investment gain on interest in PIMCO	(104)	(169)	(327)
Net change in deferred policy acquisition costs	(452)	(376)	(558)
Interest credited to policyholder account balances	1,198	1,125	1,153
Change in trading securities	154	80	266
Change in accrued investment income	2		20
Change in future policy benefits	172	76	283
Change in other assets and liabilities	133	408	196

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,584	1,578	1,480
Net cash used in operating activities of discontinued operations	(79)	(28)	(1)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,505	1,550	1,479

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(4,061)	(6,020)	(7,309)
Sales	1,509	1,133	2,143
Maturities and repayments	2,381	2,223	2,881
Repayments of mortgage loans	423	1,833	584
Proceeds from sales of real estate	19	41	5
Purchases of mortgage loans and real estate	(1,153)	(1,299)	(1,175)
Change in policy loans	(275)	(222)	(292)
Interest in PIMCO	266	500	999
Change in cash due to consolidation of variable interest entities	14	30
Decrease in cash due to deconsolidation of variable interest entity	(72)
Other investing activity, net	(594)	611	201

NET CASH USED IN INVESTING ACTIVITIES	(1,543)	(1,170)	(1,963)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2005	2004	2003

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,275	$5,633	$5,842
Withdrawals	(5,389)	(5,575)	(5,604)
Net change in short-term and long-term debt	1	(109)	(200)
Payments of variable interest entity debt	(23)
Capital contribution			350
Allocation of unearned ESOP shares	10	11	11

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(126)	(40)	399

Net change in cash and cash equivalents	(164)	340	(85)
Cash and cash equivalents, beginning of year	836	496	581

CASH AND CASH EQUIVALENTS, END OF YEAR	$672	$836	$496

NON-CASH INVESTING AND FINANCING ACTIVITIES
Increases due to accounting for variable interest entities:
Fixed maturity securities available for sale	$48
Other investments	$25
Variable interest entity debt	$62

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$237	$129	$102
Interest paid	$16	$13	$29

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a California mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005 (the Redomestication).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, pension and institutional products, and broker-dealer operations. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $30 million and $34 million as of December 31, 2005 and 2004, respectively. Included in operating expenses is the minority interest share of net income of $2 million, insignificant income and $1 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Pacific Life prepared its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI prior to the Redomestication and on accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI) subsequent to the Redomestication. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability: deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation, liabilities for future policy benefits, provision for income taxes, and accounting for employee benefit plans.

Certain prior year amounts have been reclassified to conform to the 2005 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In June 2005, the Emerging Issues Task Force (EITF) reached a consensus on EITF Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights. This EITF addresses whether a partnership should be consolidated by one of its partners and evaluates what considerations are relevant in determining whether a general partner should consolidate a limited partnership. EITF Issue No. 04-5 is effective immediately for new agreements subsequent to July 1, 2005 and in the first quarter of 2006 for existing agreements prior to July 1, 2005 as a cumulative effect through retained earnings or as a retroactive restatement. The adoption of EITF Issue No. 04-5 did not have a significant impact on the Company’s consolidated financial statements for agreements subsequent to July 1, 2005 and is not expected to have a significant impact on the Company’s consolidated financial statements for agreements entered into prior to July 1, 2005.

In March 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FASB Interpretation No. (FIN) 46 (R) -5, Implicit Variable Interests Under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities. This FSP addresses whether a reporting entity has an implicit variable interest in a VIE that commonly arises in leasing arrangements among related parties, as well as other types of arrangements involving both related and unrelated parties. This FSP was effective in the second quarter of 2005 and had no impact on the Company’s consolidated financial statements.

In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations. FIN 47 clarifies that the term “conditional asset retirement obligation” as used in Statement of Financial Accounting Standard (SFAS) No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation. FIN 47 was adopted in the fourth quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board (APB) No. 29, Accounting for Nonmonetary Transactions. This statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets and replaces it with an exception for exchanges that do not have commercial substance. This statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 was effective for nonmonetary asset exchanges occurring beginning in the third quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid (TPA), which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

Separate account assets and liabilities represent funds segregated for the benefit of certain contract holders who bear the investment risk. The Company’s accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. For example, separate account assets and liabilities are equal and reported at fair value, and the Company does not have any investments in separate accounts. Also, policyholder deposits and withdrawals, investment income, and related realized investment gains and losses are excluded from the amounts reported in the consolidated statements of operations, and fees charged on contract holder deposits and balances are included in revenues as policy fees and investment advisory fees. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company had historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company had historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption in 2004 of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as VIEs, should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers. Upon adoption of FIN 46R on January 1, 2005, the provisions of FIN 46R were applied to VIEs created after December 31, 2003.

The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46R, the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46R. This decrease in net income is a non-economic loss that is anticipated to reverse into income at the termination of the VIE.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements or insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006 and adoption is not expected to have a significant impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. SFAS No. 154 eliminates the requirement in APB No. 20, Accounting Changes, to include the cumulative effect of changes in accounting principle in the statement of operations in the period of change. Instead, this statement requires retrospective application of changes in accounting principle to prior periods’ financial statements. This statement is effective for accounting changes and corrections of errors in the first quarter of 2006.

In November 2003, the FASB Task Force reached a partial consensus under EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. This EITF required certain quantitative and qualitative disclosures for securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which are impaired at the statement of financial condition date but for which an other than temporary impairment has not been recognized. The portions of this EITF on which consensus was reached were effective for financial statements for fiscal years ending after December 15, 2003. Effective December 31, 2003, the required disclosures were included in the notes to consolidated financial statements. In November 2005, the FASB issued FSP FAS No. 115-1 and FAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within the FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115. The FSP nullifies certain requirements of EITF Issue No. 03-1 regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and APB Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount or reduced premium recorded for the debt security would be amortized over the remaining life of the debt security as a yield adjustment. The FSP is effective for fiscal years beginning after December 15, 2005 and adoption is not expected to have a significant impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2005		December 31, 2004
	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$19,383	75.5%	$19,712	76.2%
Matrix-priced	5,474	21.3%	5,523	21.4%
Other methods	828	3.2%	614	2.4%

	$25,685	100.0%	$25,849	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2005 and 2004.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $23 million, $24 million and $25 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2005 and 2004, the carrying value of DAC was $3.8 billion and $3.3 billion, respectively (Note 8).

For universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $472 million and $419 million as of December 31, 2005 and 2004, respectively.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $84 million and $86 million as of December 31, 2005 and 2004, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 3.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods are recorded as unearned revenue reserves. The unearned revenue is recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2005 and 2004, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 9, 10 and 13, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS

Pacific Life prepared its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI prior to the Redomestication, and accounting practices prescribed or permitted by the NE DOI subsequent to the Redomestication, both of which are a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2005	2004

	(In Millions)
Statutory capital and surplus	$3,009	$2,814
DAC	3,741	3,273
Accumulated other comprehensive income	764	1,026
Non-admitted assets	505	399
Asset valuation reserve	374	311
Insurance and annuity reserves	(25)	(164)
Surplus notes	(150)	(150)
Unearned revenue reserve	(487)	(399)
Deferred income taxes	(628)	(438)
CRVM and CARVM(1)	(874)	(792)
Other	(106)	(40)

Stockholder’s equity as reported herein	$6,123	$5,840

(1) The Commissioners’ Reserve Valuation Method (CRVM) and the Commissioners’ Annuity Reserve Valuation Method (CARVM) adjustments represent the reserve expense allowance on variable UL and VA contracts, which are allowed under statutory accounting principles, but not U.S. GAAP.

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Statutory net income	$234	$508	$277
DAC	454	385	551
Derivatives	23	1	16
Partnerships and joint ventures	9	62	(13)
Earnings of subsidiaries	(3)	(364)	125
Asset-backed securities valuation differences	(4)	32	(23)
Net realized gain (loss) on trading securities	(14)	(2)	34
Interest maintenance reserve	(31)	(20)	(8)
Insurance and annuity reserves	(47)	(204)	(469)
Deferred income taxes	(61)	75	(121)
Other	(18)	88	67

Net income as reported herein	$542	$561	436

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2005 and 2004, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

As a result of the Redomestication, dividend payments by Pacific Life to Pacific LifeCorp are no longer restricted by the California Insurance Code, but are instead subject to similar restrictions set forth in Nebraska law. Under the Nebraska Insurance Code, ordinary dividends in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the NE DOI. Based on this limitation and 2005 statutory results, Pacific Life could pay $243 million in ordinary dividends to Pacific LifeCorp in 2006 without prior regulatory approval from the Director of Insurance of the State of Nebraska. No dividends were paid during 2005, 2004 and 2003.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2005 statutory results, PL&A could pay $35 million in dividends to Pacific Life in 2006 without prior regulatory approval. No dividends were paid during 2005, 2004 and 2003.
3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $285 million and $290 million as of December 31, 2005 and 2004, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $311 million and $314 million as of December 31, 2005 and 2004, respectively. The contribution to income from the Closed Block amounted to $1 million, $2 million and $2 million and is primarily included in policy fees and insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2005, 2004 and 2003, respectively.

4.	VARIABLE INTEREST ENTITIES

As discussed in Note 1, the Company has adopted the provisions of FIN 46R, which requires the Company to consolidate certain VIEs for which it is the primary beneficiary. The following table presents, as of December 31, 2005 and 2004, the total assets of and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary, and (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	December 31, 2005
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
Asset-backed securities			$1,067	$231
Collateralized bond obligations	$42	$5	94	4
Asset Management Finance Corp.			88	37
Private equity fund	46	4

	$88	$9	$1,249	$272

	December 31, 2004
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
Asset-backed securities			$661	$169
Collateralized bond obligations			252	14
Asset Management Finance Corp.	$67	$65

	$67	$65	$913	$183

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset-backed securities (ABS). These beneficial interests are issued from bankruptcy-remote special purpose entities (SPE), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46R.

COLLATERALIZED BOND OBLIGATIONS

The Company is the collateral manager and beneficial interest holder of three CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2005, 2004 and 2003. The Company has not guaranteed the performance, liquidity or obligations of the CDOs. The maximum exposure to loss is limited to the carrying amounts of retained interests. Upon adoption of FIN 46R on January 1, 2005 for VIEs created prior to December 31, 2003 (Note 1), the Company determined that it is the primary beneficiary of one CDO that it sponsored in 1998 and it was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the CDO was $39 million as of December 31, 2005. The remaining CDOs are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46R.
ASSET MANAGEMENT FINANCE CORP.
In September 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. In connection with this transaction, Pacific Life has a commitment to fund an additional $20 million in subordinated debt through December 31, 2006. Pacific Life was determined to be the primary beneficiary of this VIE, and AMFC was included in the consolidated financial statements of the Company effective September 2004. In December 2005, a reconsideration event occurred when AMFC issued additional common stock to an outside investor. Pacific Life was no longer considered the primary beneficiary and AMFC was deconsolidated from the Company’s consolidated financial statements effective December 31, 2005. Pacific Life’s common stock ownership was reduced to 43% as of December 31, 2005 and is accounted for under the equity method.
PRIVATE EQUITY FUND
Private equity fund is a limited partnership that was established in July 2005 that is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it was consolidated into the consolidated financial statements of the Company.
5.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P. (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2005, the interest in PIMCO had an estimated fair value of $368 million.

In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The per unit option amount, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value as of December 31, 2005 and 2004 was $585,044 and $574,004, respectively. The Agreement also limits the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount, as defined in the Agreement, as of December 31, of the preceding calendar year. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. During the year ended December 31, 2005, the Company recognized a pre-tax gain of $17 million related to this agreement.

During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2005 was $87 million.

During the year ended December 31, 2004, Allianz exercised two call options and bought approximately $500 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2004 was $169 million.

During the year ended December 31, 2003, the Company elected to exercise four put options and sold approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax investment gain recognized for the year ended December 31, 2003 was $327 million.

Distributions are dependent on the performance of PIMCO, and will be subject to certain limitations as defined in the contractual agreements. Distributions, which are included in net investment income, totaled $20 million, $40 million and $89 million for the years ended December 31, 2005, 2004 and 2003, respectively.
6.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

In July 2005, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, increased its common stock ownership in Waterstone Financial Group, Inc., a broker-dealer, from 62% to 100% for a purchase price of $7 million.

In September 2004, a transaction was closed whereby Pacific Life acquired a 49.7% common stock ownership in AMFC. As of December 31, 2005, Pacific Life has a 43% ownership interest and accounts for this investment on the equity method of accounting (Note 4).

Effective April 1, 2004, PSD purchased from Pacific LifeCorp, its wholly owned broker-dealer subsidiary, M.L. Stern & Co., LLC (MLS). As of the transaction date, MLS’s assets and liabilities of $37 million and $25 million, respectively, were included in the consolidated financial statements of the Company. The purchase price of $12 million was based on MLS’s after tax book value. In accordance with SFAS No. 141, Business Combinations, since this transaction is between entities under common control, as the receiving entity, Pacific Life is required to report the consolidated results of operations of MLS as though the transfer of net assets had occurred at the beginning of the period. Accordingly, MLS’s consolidated statement of operations is included in the Company’s consolidated statement of operations for the years ended December 31, 2005, 2004 and 2003, respectively, after elimination of intercompany transactions.

Goodwill from acquisitions totaled $51 million and $46 million as of December 31, 2005 and 2004, respectively. There were no goodwill impairment write-downs during the years ended December 31, 2005 and 2004. Goodwill related to the acquisition of a real estate property, acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance and written down $5 million during the year ended December 31, 2003.
7.	DISCONTINUED OPERATIONS

On April 27, 2005 (Closing Date), a transaction was closed whereby the Company sold its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The transaction is structured as a coinsurance arrangement whereby the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities following the Closing Date. Group insurance segment liabilities arising prior to the Closing Date will not be reinsured. PacifiCare also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Revenues	$221	$814	$990
Benefits and expenses	185	763	948

Income from discontinued operations	36	51	42
Provision for income taxes	13	18	14

Income from discontinued operations, net of tax	23	33	28

Net gain on sale of discontinued operations	28
Provision for income taxes	10

Net gain on sale of discontinued operations, net of taxes	18	—	—

Discontinued operations, net of taxes	$41	$33	$28

Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $45 million and $139 million, and other liabilities of $12 million and $42 million as of December 31, 2005 and 2004, respectively. Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.
Fixed assets related to discontinued operations of $4 million and $5 million as of the Closing Date and December 31, 2004, respectively, were transferred to PacifiCare and disposed of in connection with the sale.

8.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Balance, January 1	$3,278	$2,817	$2,261

Additions:
Capitalized during the year	906	868	821

Amortization:
Allocated to commission expenses	(355)	(373)	(210)
Allocated to operating expenses	(99)	(119)	(53)

Total amortization	(454)	(492)	(263)

Allocated to OCI net unrealized (gains) losses	57	85	(2)

Balance, December 31	$3,787	$3,278	$2,817

During the years ended December 31, 2005, 2004 and 2003, the Company revised certain assumptions to develop EGPs for its variable annuity and life insurance products subject to DAC amortization. This resulted in increases in DAC amortization expense of $29 million, $25 million and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively. The revised EGPs also resulted in increased amortization of unearned revenue (Note 1) of $5 million, $40 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

9.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$184	$14		$198
Obligations of states and political subdivisions	1,194	261	$4	1,451
Foreign governments	407	44	5	446
Corporate securities	15,214	729	117	15,826
Mortgage-backed and asset-backed securities	7,676	195	111	7,760
Redeemable preferred stock	4			4

Total fixed maturity securities	$24,679	$1,243	$237	$25,685

Total equity securities	$386	$33	$2	$417

As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$255	$6	$6	$255
Obligations of states and political subdivisions	1,148	223	6	1,365
Foreign governments	445	51	15	481
Corporate securities	14,904	1,044	51	15,897
Mortgage-backed and asset-backed securities	7,597	279	49	7,827
Redeemable preferred stock	21	3		24

Total fixed maturity securities	$24,370	$1,606	$127	$25,849

Total equity securities	$321	$63		$384

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2005, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,573	$29	$3	$1,599
Due after one year through five years	6,196	193	56	6,333
Due after five years through ten years	4,852	239	42	5,049
Due after ten years	4,382	587	25	4,944

	17,003	1,048	126	17,925

Mortgage-backed and asset-backed securities	7,676	195	111	7,760

Total	$24,679	$1,243	$237	$25,685

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	20	$109	($4)
Foreign governments	1	30	(5)
Corporate securities	493	5,201	(117)
Federal agency mortgage-backed securities	435	4,384	(111)

Total fixed maturity securities	949	9,724	(237)
Total equity securities	42	141	(13)

Total	991	$9,865	($250)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	10	$41	($1)	10	$68	($3)
Foreign governments				1	30	(5)
Corporate securities	328	3,788	(66)	165	1,413	(51)
Federal agency mortgage-backed securities	244	2,670	(48)	191	1,714	(63)

Total fixed maturity securities	582	6,499	(115)	367	3,225	(122)
Total equity securities	17	101	(3)	25	40	(10)

Total	599	$6,600	($118)	392	$3,265	($132)

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$144	($6)
Obligations of states and political subdivisions	20	116	(6)
Foreign governments	6	44	(15)
Corporate securities	251	2,487	(51)
Federal agency mortgage-backed securities	260	2,948	(49)

Total fixed maturity securities	542	5,739	(127)
Total equity securities	26	62	(15)

Total	568	$5,801	($142)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				5	$144	($6)
Obligations of states and political subdivisions	9	$20	($1)	11	96	(5)
Foreign governments	4	18	(1)	2	26	(14)
Corporate securities	210	2,095	(30)	41	392	(21)
Federal agency mortgage-backed securities	203	2,692	(28)	57	256	(21)

Total fixed maturity securities	426	4,825	(60)	116	914	(67)
Total equity securities				26	62	(15)

Total	426	$4,825	($60)	142	$976	($82)

As of December 31, 2005, the Company holds no fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. As of December 31, 2005, the Company held no equity securities with a material unrealized loss.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Fixed maturity securities	$1,396	$1,327	$1,289
Equity securities	20	10	6
Mortgage loans	219	233	197
Real estate	34	35	29
Policy loans	197	187	200
Other	157	142	154

Gross investment income	2,023	1,934	1,875
Investment expense	102	96	105

Net investment income	$1,921	$1,838	$1,770

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $21 million, $62 million and $55 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$43	$49	$40
Gross losses on sales	(64)	(24)	(57)
Other than temporary impairments	(32)	(86)	(135)
Other	4	13	2

Total fixed maturity securities	(49)	(48)	(150)

Equity securities:
Gross gains on sales	20	6	7
Gross losses on sales		(1)
Other than temporary impairments		(1)	(4)
Other	1	1	1

Total equity securities	21	5	4

Trading securities	(8)	8	34
Real estate	8	5	(3)
Mortgage loans	(2)	(5)	(3)
Derivatives	63	46	8
Other investments	(10)	(9)	31

Total	$23	$2	($79)

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Available for sale securities:
Fixed maturity	($473)	($43)	$551
Equity	(32)	38	15

Total	($505)	($5)	$566

Trading securities	($14)	($3)	$53

The cumulative unrealized gain on trading securities held as of December 31, 2005 and 2004, was $4 million and $18 million, respectively.

Fixed maturity securities, which have been non-income producing for the 12 months preceding December 31, 2005 and 2004, totaled $13 million and $17 million, respectively.

As of December 31, 2005 and 2004, fixed maturity securities of $19 million and $14 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2005.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2005, $890 million, $401 million, $390 million, $236 million and $217 million were located in California, District of Columbia, Texas, Michigan and North Carolina, respectively. As of December 31, 2005, $162 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2005 and 2004. During the year ended December 31, 2005, one mortgage loan with a balance of $4 million was foreclosed and transferred to real estate at a value of $2 million. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2005 or 2004.

There were no real estate write-downs during the years ended December 31, 2005 and 2004. During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million.

10.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments, including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk and regression analysis. In certain circumstances, hedge effectiveness has been established because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2004	Additions	Terminations	2005

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$9,956	$2,246	$2,165	$10,037
Interest rate swaps	666	147	218	595
Forward starting interest rate swap agreements	825		50	775
Other	46		46	—

	11,493	2,393	2,479	11,407

Fair value hedges:
Interest rate swaps	950	224	140	1,034
Foreign currency interest rate swaps		96		96
Credit default swaps	150	50	200	—
Other	43			43

	1,143	370	340	1,173

Derivatives not designated as hedging instruments:
Variable annuity riders	6,602	5,401	535	11,468
Synthetic GICs	5,315	3,170	433	8,052
Total return swaps	546	1,321	342	1,525
Credit default swaps	225	76	166	135
Floors and options	20	375		395
Other	268	197	166	299

	12,976	10,540	1,642	21,874

Total	$25,612	$13,303	$4,461	$34,454

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2005	2004

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	($20)	$684
Interest rate swaps	(3)	(6)
Forward starting interest rate swap agreements	(20)	(20)

Total	($43)	$658

Fair value hedges:
Interest rate swaps	$13	($6)
Foreign currency interest rate swaps	(7)
Credit default swaps		5
Other		1

Total	$6	$0

Derivatives not designated as hedging instruments:
Variable annuity riders	$43	$42
Total return swaps	3	(16)
Other	(9)	(5)

Total	$37	$21

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

For the derivatives held as of December 31, 2005 and 2004, the majority met the short-cut or critical terms method of assuming no ineffectiveness in the hedging relationship as specified in SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominately used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominately used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2005, 2004 and 2003. Over the next 12 months, the Company anticipates that $15 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the years ended December 31, 2005, 2004 and 2003, all of the Company’s hedged forecasted transactions were determined to be probable of occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps and credit default swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate and credit risk.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

Credit default swap agreements (buy protection) are used to reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness or changes in the credit sector spread over the benchmark interest rate. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

For the years ended December 31, 2005, 2004, and 2003, the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over a 14-year, 20-year, or lifetime period, subject to certain restrictions. In addition, the Company offers an equity indexed universal life product. These embedded derivatives are recorded on the consolidated statements of financial condition in future policy benefits at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs and is not subject to the investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. To mitigate this off balance sheet risk, the Company pre-approves all investment guidelines. The Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $8.1 billion and $5.3 billion as of December 31, 2005 and 2004, respectively.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Put options/total return swaps are primarily used to economically hedge the changes in fair value due to equity risk associated with the variable annuity riders. These agreements generally involve the exchange of a fixed rate payment for the return of a specified index below a strike price. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) for the years ended December 31, 2005, 2004 and 2003 include $10 million, ($17) million and $24 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of any collateral received. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2005, the Company received collateral of $130 million and pledged collateral of $19 million to other counterparties. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2005
	Notional	Credit
	Amount	Exposure

	(In Millions)
AA	$2,621	$48
A	891	1

Total	$3,512	$49

11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES
The detail of the liability for policyholder account balances is as follows:

	December 31,
	2005	2004

	(In Millions)
Universal life	$16,376	$15,415
Funding agreements	7,276	7,722
Fixed account liabilities	4,927	5,110
GICs	1,564	1,405

Total	$30,143	$29,652

FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2005	2004

	(In Millions)
Annuity reserves	$3,881	$3,814
Unearned revenue reserve	594	502
Closed block liabilities	311	312
Policy benefits payable	161	165
Life insurance	134	100
Other	17	17

Total	$5,098	$4,910

12.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2005 and 2004. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2005 and 2004. The credit facility matures in 2012. As of December 31, 2005, as well as during the year, Pacific Life was in compliance with the debt covenants related to this facility.

Pacific Life is a member of the Federal Home Loan Bank of San Francisco (FHLB), which enables Pacific Life to borrow from the FHLB amounts that are based on a percentage of statutory capital and surplus. During 2005, Pacific Life could have borrowed amounts up to $788 million. Of this amount, half, or $394 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. There were no borrowings outstanding with the FHLB as of December 31, 2005 and 2004.

MLS has a broker lending agreement with a bank for a $25 million line of credit, of which $15 million and $16 million were outstanding for the years ended December 31, 2005 and 2004, respectively. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and were 5.1% and 3.2% as of December 31, 2005 and 2004, respectively. The lending agreement has no specified maturity.

Included in short-term debt is $2 million of VIE debt (Note 4).

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Prior to the Redomestication, each payment of interest and principal on the surplus notes could be made only with the prior approval of the Insurance Commissioner of the State of California. As a result of the Redomestication, the December 30, 2005 payment and all future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska. Interest expense amounted to $8 million and $9 million for the years ended December 31, 2005 and 2004, respectively.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. As a result, interest expense on the surplus notes was reduced by earnings from the interest rate swaps of $4 million and $3 million, for the years ended December 31, 2005 and 2004, respectively. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $10 million as of December 31, 2005 and 2004, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2005		December 31, 2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 9)	$26,102	$26,102	$26,233	$26,233
Trading securities	72	72	226	226
Mortgage loans	3,925	4,109	3,286	3,483
Policy loans	5,904	5,904	5,629	5,629
Interest in PIMCO (Note 5)	368	368	606	606
Other invested assets	101	115	114	114
Derivative instruments	160	160	758	758
Cash and cash equivalents	672	672	836	836
Liabilities:
Funding agreements and GICs	8,840	8,913	9,127	9,156
Fixed account liabilities	4,927	4,927	5,110	5,108
Short-term debt	17	17	16	16
Long-term debt	160	193	160	183
VIE debt	39	39
Derivative instruments	160	160	79	79
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2005 and 2004:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

VARIABLE INTEREST ENTITY DEBT

The carrying amount of the VIE debt is a reasonable estimate of its fair value because the interest rate approximates current market rates.

14.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	($529)	($46)	$417
Holding gain on derivatives	125	68	56
Income tax (expense) benefit	140	(8)	(167)
Reclassification adjustment:
Realized loss on sale of securities available for sale	28	43	159
Realized (gain) loss on derivatives	(10)	(8)	8
Income tax benefit	(5)	(12)	(59)
Net unrealized gain (loss) on discontinued operations, net of tax	(2)	(3)	2
Allocation of holding (gain) loss to DAC	56	85	(2)
Allocation of holding (gain) loss to future policy benefits	(16)	(24)	21
Income tax expense	(14)	(21)	(7)

Net unrealized gain (loss) on securities available for sale	(227)	74	428

Holding gain on interest in PIMCO	28	16	33
Income tax on holding gain	(10)	(7)	(9)
Reclassification of realized gain on sale of interest in PIMCO	(103)	(169)	(327)
Income tax on realized gain	36	59	123

Net unrealized loss on interest in PIMCO	(49)	(101)	(180)
Minimum pension liability and other adjustments	3	(5)	41

Total	($273)	($32)	$289

15.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of, the Company.

Certain no lapse guarantee rider benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1 and are not subject to AG 38. In October 2005, the NAIC adopted revisions to AG 38 resulting in additional statutory reserves on UL products with no lapse guarantee riders issued after June 30, 2005. The additional statutory reserves totaled $20 million as of December 31, 2005. Corresponding U.S. GAAP benefit reserves were $1 million as of December 31, 2005.

Both the AG 38 and U.S. GAAP no lapse guarantee rider benefit reserves were coinsured with Pacific Alliance Reinsurance Ltd. (PAR), a Bermuda-based life reinsurance company 100% owned by Pacific LifeCorp, with reserve credits taken by Pacific Life. PAR is licensed as a long-term reinsurer in accordance with Bermuda insurance laws and regulations and was formed in 2005 to provide reinsurance exclusively to Pacific Life for no lapse guarantee benefits where no coverage was available in the commercial reinsurance market. Deposits to a trust account with Pacific Life as beneficiary and an irrevocable letter of credit of $30 million from a commercial bank, in which Pacific LifeCorp is the co-applicant with PAR, provided security for statutory reserve credits taken by Pacific Life. The reinsurance contract meets the requirements of risk transfer indicated in SFAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, and qualifies for reinsurance accounting.

Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2005	2004

	(In Millions)
Universal life deposits	($100)	($106)
Future policy benefits	164	166
Premiums due	(57)	(54)
Paid claims	38	45
Unpaid claims	10	16
Other	25	13
As of December 31, 2005, 76% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Direct premiums	$210	$239	$298
Ceded reinsurance	(206)	(178)	(155)
Assumed reinsurance	51	43	34

Insurance premiums	$55	$104	$177

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Ceded reinsurance netted against policy fees	$101	$108	$103
Ceded reinsurance netted against net investment income	272	270	283
Ceded reinsurance netted against interest credited	211	200	217
Ceded reinsurance netted against policy benefits	173	145	139
Assumed reinsurance included in policy benefits	16	10	15
16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2005 and 2004, the projected benefit obligation was $35 million and $94 million, respectively. The fair value of plan assets as of December 31, 2005 and 2004 was zero. The net periodic benefit cost of the SERPs was $26 million, $9 million and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to terminate participation in 2005. Accordingly, $77 million was distributed to participants electing to terminate their participation in the SERP, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance segment business to PacifiCare (Note 7), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Service cost — benefits earned during the year	$8	$18	$16
Interest cost on projected benefit obligation	18	18	18
Expected return on plan assets	(18)	(18)	(13)
Curtailment, settlement and special termination costs	24
Amortization of net obligations and prior service cost	6	4	4

Net periodic pension expense	$38	$22	$25

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2005	2004

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$345	$315
Service cost	8	18
Interest cost	18	18
Transfer of liabilities and plan amendments		(1)
Actuarial loss	21	15
Curtailment and settlement losses	9
Benefits paid	(111)	(20)

Benefit obligation, end of year	$290	$345

Change in plan assets:
Fair value of plan assets, beginning of year	$267	$242
Actual return on plan assets	14	26
Employer contributions	90	19
Benefits paid	(111)	(20)

Fair value of plan assets, end of year	$260	$267

Funded status reconciliation:
Funded status	($30)	($78)
Unrecognized transition obligation	3	3
Unrecognized prior service cost	2	3
Unrecognized actuarial loss	63	60

Net amount recognized	$38	($12)

	December 31,
	2005	2004

	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$63	$65
Accrued benefit liability	(37)	(95)
Intangible asset	5	6
Accumulated other comprehensive income	7	12

Net amount recognized	$38	($12)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	($5)	$3

	December 31,
	2005	2004

Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.50%	5.75%
Rate of compensation increase	4.50%	4.00%

	Years Ended December 31,
	2005	2004	2003

Weighted-average assumptions used to determine net periodic benefit costs:
Discount Rate	5.75%	6.00%	6.75%
Expected long-term return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.00%	4.00%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2005 amounted to $111 million. Pacific Life expects to contribute $8 million to the plans in 2006. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2006	$21
2007	21
2008	21
2009	22
2010	22
2011-2015	102

The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2005	2004

Asset category:
Equity-type investments	63%	63%
Fixed income investments	33%	32%
Other	4%	5%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2005, 2004 and 2003 was $1 million. As of December 31, 2005 and 2004, the accumulated benefit obligation was $22 million and $21 million, respectively. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005 and 2004. The fair value of the plan assets as of December 31, 2005 and 2004 was zero. The amount of accrued benefit cost included in other liabilities was $21 million and $22 million as of December 31, 2005 and 2004, respectively.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.50% and 5.75% for 2005 and 2004, respectively.

Benefit payments for the year ended December 31, 2005 amounted to $3 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2006	$3
2007	3
2008	3
2009	3
2010	3
2011-2015	11

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $11 million and $11 million for the years ended December 31, 2005, 2004 and 2003, respectively, and are included in operating expenses.

Effective January 1, 2005, certain employees began receiving employer cash contributions into a new RISP account in lieu of future contribution credits into their defined benefit pension plan, which resulted in a contribution expense of $9 million for the year ended December 31, 2005.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Current	$38	$185	$172
Deferred	63	(43)	(23)

Provision for income taxes from continuing operations	101	142	149
Provision for income taxes on discontinued operations	23	18	14
Deferred income tax provision on cumulative adjustment due to change in accounting principle		(11)

Total	$124	$149	$163

     The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
DAC	$97	$78	$125
Hedging	19	40	(13)
Investment valuation	16	48	42
Partnership income	2	34	19
Low income housing tax credit carryover			74
Policyholder reserves	(21)	(61)	(113)
Interest in PIMCO	(57)	(203)	(147)
Other	11	15	(13)

Provision for deferred taxes	67	(49)	(26)
Deferred taxes from discontinued operations	(4)	(5)	3
Deferred taxes on cumulative adjustment due to change in accounting principle		11

Provision for deferred taxes from continuing operations	$63	($43)	($23)

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2005	2004	2003

	(In Millions)
Provision for income taxes at the statutory rate	$211	$241	$195
Nontaxable investment income	(27)	(25)	(16)
Low income housing and foreign tax credits	(33)	(32)	(30)
Amounts related to prior periods	(51)	(42)	(10)
Other	1		10

Provision for income taxes from continuing operations	$101	$142	$149

The Company is under continuous audit by the Internal Revenue Service (IRS). The IRS has audited the Company’s consolidated federal income tax returns through the tax year ended December 31, 2001 and is currently auditing tax years ended December 31, 2002 and 2003. The Company is pursuing administrative appeals of many of the adjustments proposed by the IRS auditors and does not expect the results of the IRS audit activity to have a material adverse effect on the Company’s consolidated financial position or results of operations. Included in amounts related to prior years in the reconciliation of the provision for income taxes from continuing operations for the year ended December 31, 2005, is $36 million of tax benefits related to settlements with the IRS for various years prior to 2005. The benefits relate primarily to the separate account dividends received deduction and related interest.

The net deferred tax liability, included in other liabilities as of December 31, 2005 and 2004, is comprised of the following tax effected temporary differences:

	December 31,
	2005	2004

	(In Millions)
Deferred tax assets:
Policyholder reserves	$401	$380
Investment valuation	62	78
Deferred compensation	45	36
Interest in PIMCO	20	(37)
Dividends to policyholders	7	5
Other	9	4

Total deferred tax assets	544	466

Deferred tax liabilities:
DAC	(619)	(522)
Hedging	(62)	(43)
Partnership income	(59)	(57)
Depreciation	(15)	(18)
Retirement benefits	(11)	19

Total deferred tax liabilities	(766)	(621)

Net deferred tax liability from operations	(222)	(155)
Unrealized gain on derivatives and securities available for sale	(368)	(489)
Unrealized gain on interest in PIMCO	(51)	(77)
Minimum pension liability and other adjustments	3	4

Net deferred tax liability	($638)	($717)

18.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Investment Management, Annuities & Mutual Funds, and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. This segment’s name was changed from Institutional Products during the year ended December 31, 2005.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the interest in PIMCO and the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of the Company’s variable life and annuity products. The group insurance segment is included in Corporate and Other as discontinued operations (Note 7).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company derives substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2005 and 2004, the Company had foreign investments of $6.1 billion and $5.9 billion, respectively.

The following is segment information as of and for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485			$1,361
Net investment income	752	828	225	$4	$112	1,921
Net realized investment gain (loss)	(14)	7	26		4	23
Realized investment gain on interest in PIMCO					104	104
Commission revenue			5	858	(589)	274
Investment advisory fees	28		220	68	1	317
Other income	1	10	3	23	1	38

Total revenues	1,475	1,013	964	953	(367)	4,038

BENEFITS AND EXPENSES
Interest credited	577	455	166			1,198
Policy benefits	275	415	16			706
Commission expenses	181	7	342	791	(589)	732
Operating expenses	236	26	247	162	127	798

Total benefits and expenses	1,269	903	771	953	(462)	3,434

Income from continuing operations before provision for income taxes	206	110	193	—	95	604
Provision for income taxes	44	25	13		19	101

Income from continuing operations	162	85	180	—	76	503
Discontinued operations, net of taxes					41	41
Cumulative adjustment due to change in accounting principle					(2)	(2)

Net income	$162	$85	$180	$0	$115	$542

Total assets	$24,673	$14,938	$39,550	$195	$1,814	$81,170
DAC	1,524	75	2,188			3,787
Separate account assets	5,028	151	32,761			37,940
Policyholder and contract liabilities	17,760	12,836	4,645			35,241
Separate account liabilities	5,028	151	32,761			37,940

     The following is segment information as of and for the year ended December 31, 2004:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$776	$198	$393			$1,367
Net investment income	730	821	224	$2	$61	1,838
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	20	1	26

Total revenues	1,520	998	850	874	(322)	3,920

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	130	72	670

Total benefits and expenses	1,298	895	634	872	(468)	3,231

Income from continuing operations before provision for income taxes	222	103	216	2	146	689
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	1	103	547
Discontinued operations, net of taxes					33	33
Cumulative adjustment due to change in accounting principle	2		(21)			(19)

Net income	$170	$86	$168	$1	$136	$561

Total assets	$23,561	$15,665	$33,616	$176	$1,607	$74,625
DAC	1,322	76	1,880			3,278
Separate account assets	4,730	199	27,103			32,032
Policyholder and contract liabilities	16,647	13,339	4,576			34,562
Separate account liabilities	4,730	199	27,103			32,032

     The following is segment information for the year ended December 31, 2003:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$568	$256	$285			$1,109
Net investment income	685	876	197	$1	$11	1,770
Net realized investment gain (loss)	(64)	(67)	(7)		59	(79)
Realized investment gain on interest in PIMCO					327	327
Commission revenue			1	715	(496)	220
Investment advisory fees	21		117	36		174
Other income		4		24	5	33

Total revenues	1,210	1,069	593	776	(94)	3,554

BENEFITS AND EXPENSES
Interest credited	544	455	154			1,153
Policy benefits	253	499	18			770
Commission expenses	115	4	213	656	(496)	492
Operating expenses	187	20	160	120	95	582

Total benefits and expenses	1,099	978	545	776	(401)	2,997

Income from continuing operations before provision for income taxes	111	91	48	—	307	557
Provision for income taxes	9	11	1		128	149

Income from continuing operations	102	80	47	—	179	408
Discontinued operations, net of taxes					28	28

Net income	$102	$80	$47	$0	$207	$436

19. TRANSACTIONS WITH AFFILIATES
Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Funds, the investment vehicle for the Company’s mutual fund product. Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $252 million, $206 million and $141 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. These fees amounted to $5 million, $3 million and $4 million for the years ended December 31, 2005, 2004 and 2003, respectively.
Included in insurance premiums are amounts ceded to a previously affiliated company of $5 million and $16 million for the quarter ended March 31, 2004 and the year ended December 31, 2003, respectively.
As discussed in Note 15, no lapse guarantee benefit riders are coinsured with PAR, an affiliated Bermuda-based reinsurer formed in 2005. U.S. GAAP reserve credits are $1 million in 2005 and premiums ceded are $2 million.
20. COMMITMENTS AND CONTINGENCIES
The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows:

Years Ending December 31 (In Millions) :
2006	$694
2007 through 2010	422
2011 and thereafter	8

Total	$1,124

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $13 million for the years ended December 31, 2005, 2004 and 2003, respectively. In connection with the group insurance segment transaction (Note 7), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that has been assigned to PacifiCare. Aggregate minimum future commitments are as follows:

Years Ending December 31 (In Millions) :
2006	$14
2007 through 2010	25
2011 and thereafter	8

Total	$47

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.
Pacific Life is a defendant in a national class action lawsuit, Cooper v. Pacific Life, pending in the United States District Court in the Southern District of Georgia. The plaintiffs in this case claim that Pacific Life failed to disclose that the tax deferral feature of a variable annuity offers no additional benefit when it is used to fund a qualified plan, and also claim that Pacific Life has a separate obligation — in addition to the obligation of broker dealers and registered representatives — to assure that each purchase of an annuity is suitable for that customer. Pacific Life disputes these claims. In May 2005, the court certified a class of nearly 120,000 members. After conducting further discovery, Pacific Life will contest the class certification. In the event that the class is de-certified, the claims of the four original plaintiffs would be adjudicated in a single proceeding and other potential plaintiffs could be required to bring lawsuits on their own behalf. The merits of this case have not yet been adjudicated.
Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position or results of operations.
The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2005, the Company did not approach the specified level.
In relation to an asset securitization sponsored by Aviation Capital Group Holding Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2005, the maximum potential amount of this future investment commitment was $50 million.
See Note 10 for discussion of liquidity commitments related to synthetic GICs.
In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.
The Company operates in a business environment that is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.
Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.
The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.
The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.
The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives, which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Supplement to Prospectus Dated May 1, 2006 for

Pacific Select Exec, Pacific Select Choice, Pacific Select Performer 500
Pacific Select Estate Preserver Last Survivor,
Pacific Select Estate Preserver II Last Survivor,
Pacific Select Estate Preserver III Last Survivor,
Pacific Select Estate Preserver IV Last Survivor
and Pacific Select Estate Preserver V Last Survivor
Flexible Premium Variable Life Insurance Policies
and the Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life Insurance Company

In this supplement, you and your mean the Policyholder or Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund Prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each policy described in its prospectus remain intact.	This supplement provides information about four additional variable investment options offered under your policy. Each of these investment options is set up as a variable account under our separate account: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”) invests in a corresponding portfolio of the M Fund.

Variable Account I:  Brandes International Equity Fund
Variable Account II: Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

Supplement dated May 1, 2006

Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen.	About the variable investment options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

The
Portfolio’s
		Investment	The Portfolio’s Main	Portfolio
	Portfolio	Goal	Investments	Manager

	Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
	Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
	Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.	Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each portfolio of the M Fund, and has retained other firms to manage the portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

2

The section Fee tables: Total annual fund expenses is replaced with the following:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2005, adjusted to reflect anticipated fees and expenses of new portfolios.

You’ll find more about M Fund fees and expenses in the accompanying M Fund prospectus.	Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.57%

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life, adviser to the Pacific Select Fund, has contractually agreed to reduce its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2007. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio (not including advisory fees paid by the master fund). Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the master fund, but excluding extraordinary expenses including litigation, that exceed the annual rate of 1.01% of its average daily net assets until April 28, 2008.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

For the period from May 1, 2006 to April 30, 2007, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the M Fund’s annualized average daily net assets.

Statements and reports we’ll send you We’ll send you financial statements that we receive from M Fund.

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.	Voting rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

3